UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2018
Classes A, C, I, O, R, R6 and W
■
Voya Large-Cap Growth Fund

■
Voya Large Cap Value Fund

■
Voya MidCap Opportunities Fund

■
Voya Multi-Manager Mid Cap Value Fund

■
Voya Real Estate Fund

■
Voya SmallCap Opportunities Fund

■
Voya SMID Cap Growth Fund

■
Voya U.S. High Dividend Low Volatility Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

“Gaming” a Trade War
Dear Shareholder,
As noted many times in our letters, opportunities can arise almost anywhere in a connected global economy; the other side of the coin is that risks can arise anywhere too. As of this writing in late June, investors are pondering ways to avoid the risks of a global trade war as tensions around tariffs escalate in China, Europe and the United States.
The prospects of a full-blown trade war remain uncertain, which favors simplistic approaches to limiting risk, e.g., avoid exposure to China or Korea, favor U.S. small capitalization stocks over large caps (small caps are thought to have less exposure to retaliation) and buy U.S.-dollar denominated bonds. With prolonged trade barriers, however, the analysis will have to go deeper into the details; investors will have to consider the downstream effects on corporate supply chains and related segments of the economy. We believe it is possible, for example, that certain companies with both domestic and overseas manufacturing operations could sustain double hits from tariffs imposed by the U.S. and other countries.
While these concerns may be salient for professional traders, for the rest of us they underscore the hazards of trying to time market entries and exits. Risks and rewards will ebb and flow across the global economy, but we believe it is unwise to try getting ahead of events. We cannot know when or where opportunity or risk will arise, and attempting to predict such developments is not an effective investment strategy, in our opinion.
A sound reason to change strategy might be if your investment goals or life situation change. If your goals or needs have changed, thoroughly discuss these issues with your financial advisor before undertaking any alteration of your investment strategy.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 22, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended May 31, 2018

In our semi-annual report we described how a “buy-the-dip” mentality prevailed among investors in risk assets, in which any disappointment or setback was soon forgiven. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, rose every month and returned 8.28% for the half-year. The narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, seemed intact. (The Index returned 11.57% for the year ended May 31, 2018, measured in U.S. dollars.)
But in February the spell was broken, and after 15 consecutive gains, the Index suffered its first monthly loss. Another loss followed in March, and for the whole fiscal year the Index was little improved on the half, gaining 10.52%.
By the middle of the fiscal year, growth in gross domestic product (“GDP”) had been reported at 3.16% annualized for the third quarter. Tax reform progressed fitfully from outline in October until the final product was signed into law on December 22. For investors the key feature of tax reform was the reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends.
Nine days earlier the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25bp (0.25%) from 1.25% to 1.50%, with three more increases projected for 2018. As 2017 ended, new unemployment claims were near a 44-year low and the unemployment rate was stable at 4.1%. Some commentators wondered whether a tax cut stimulus costing $1 trillion to an already strong economy near full employment, would require more than three increases, and how would markets react when this became evident.
In Europe, evidence of the euro zone’s economic recovery continued to accumulate in the first weeks of 2018, with GDP growth at 2.8% year-over-year and unemployment edging down to 8.6%, the lowest since December 2008. Purchasing managers’ indices, closely watched leading indicators of economic activity, reached multi-year highs early in 2018. But as the months wore on, these were starting to fade and the May readings were the lowest of the year. The UK’s economy was still beset by uncertainty over Brexit. Its purchasing managers’ indices were worse than the euro zone’s and first quarter GDP was just 1.2% above the level one year earlier.
In Asia, China’s GDP growth was steady at 6.8% year-over-year in the last two quarters. In Japan, GDP grew for eight consecutive quarters, but by the fourth quarter of 2017 it was a scant 0.6% annualized and in the next quarter it fell by the same amount, with wage and price inflation still stubbornly low.
Back in the U.S., economic reports had a moderate tone early in 2018. Mixed purchasing managers’ indices were accompanied by a mildly disappointing employment report. GDP growth was initially recorded at 2.6% annualized in the fourth quarter of 2017.
Then in late January, Bloomberg reported that the Treasury would boost bond sales to cover a mounting budget deficit, now projected to reach $1.1 trillion by 2019. FOMC minutes were seen as hawkish and on March 21 the FOMC raised rates from 1.50% to 1.75%. Days later, GDP growth was revised up to 2.9%. Unemployment in April broke below 4%. In May, Treasury yields neared seven-year highs, with wage and price inflation accelerating.
But by then investors had more to worry about than rising U.S. interest rates. On March 1, the White House announced tariffs of 25% on imported steel and 10% on aluminum, followed three weeks later by specific tariffs on Chinese imports. While the measures looked like bargaining chips, threats of retaliation were swift and the risks of a trade war to global growth, which had underpinned much of the rise in equity prices in recent years, were abundantly clear. After a reprieve, on the last day of our fiscal year it was announced that the tariffs would take effect immediately.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index fell 0.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond Index fell 0.83%, as the yield curve rose. Indices of riskier classes performed better than Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.06%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) added 2.35%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 14.38% in the year. The earnings per share of its constituent companies were set to record growth in the first quarter of 2018 of 24.6% year-over-year, the most since the third quarter of 2010. Technology was the top performing sector, up 28.20%; consumer staples incurred the biggest loss, down 10.14%.
Currencies reflected a weaker dollar during the period over all. The dollar fell 3.83% against the euro, 3.22% against the pound and 1.72% against the yen. However, from about April, dollar strength returned as the economic data for most of the rest of the world faded.
International markets were all unnerved by February’s general upsurge in volatility and by the risk of a trade war referred to above. In addition, the fiscal boost in the U.S. probably improved that market’s relative attractiveness. MSCI Japan® Index advanced 12.56% over the year, down about 2% in the second half, with sentiment also depressed by indications from the Bank of Japan that the end of monetary stimulus in its sights. MSCI Europe ex UK® Index rose just 0.86%. The strength of the euro worried investors as did the cooling of leading economic indicators. MSCI UK® Index gained 5.68%, driven by its big global energy and materials constituents as commodity prices recovered.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 2500TM Growth Index	An index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Information Technology	40.2%
Consumer Discretionary	18.2%
Industrials	12.2%
Health Care	10.9%
Consumer Staples	6.4%
Materials	3.4%
Financials	3.3%
Real Estate	2.2%
Energy	0.8%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.63% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 21.02% for the same period.
Portfolio Specifics: The Fund underperformed the Index due to stock selection. Stock selection within the consumer discretionary and healthcare sectors detracted the most from performance. By contrast, stock selection within the information technology sector, and to a lesser extent, the energy sector, contributed the greatest value.
Key detractors from performance were Celgene Corporation, Comcast Corporation and Crown Holdings, Inc.
An overweight position in Celgene Corporation (“CELG”), a biopharmaceutical company focusing on the treatment of inflammatory diseases and cancer, detracted from results. Starting in fourth quarter 2017, CELG experienced several disappointments and delays in its late-stage new product pipeline. It also faced softer than expected sales growth for marketed drugs Otezla (psoriasis) and Abraxane (cancer), all of which led the company to lower its long-term financial growth targets. For several months, U.S. healthcare agency discussions of lower drug prices to consumers have pressured the pharmaceutical and biotechnology sectors’ valuations.
An overweight position in Comcast Corporation (“CMCSA”), a media, entertainment and communications company, detracted value during the period. Shares came under pressure due to fears of a bidding war for European media company, Sky Plc. We believe this transaction, at the right price, could be a good fit and cash flow accretive for CMCSA.
An overweight position in Crown Holdings, Inc. (CCK), a manufacturer of packaging products for consumer goods, detracted from performance during the period. The stock underperformed peers due to not being a beneficiary of tax reform, having steadier growth in an accelerating
Top Ten Holdings as of May 31, 2018 (as a percentage of net assets)

Microsoft Corp.	7.0%
Amazon.com, Inc.	6.2%
Apple, Inc.	5.1%
Alphabet, Inc. - Class A	5.1%
Mastercard, Inc. - Class A	3.3%
Home Depot, Inc.	3.2%
Boeing Co.	2.7%
UnitedHealth Group, Inc.	2.7%
Salesforce.com, Inc.	2.5%
Waste Management, Inc.	2.2%
Portfolio holdings are subject to change daily.
economic environment and acquiring Signode, which diversified it away from its core competency of metal can manufacturing.
Key contributors to performance were Adobe Systems Incorporated, MasterCard Incorporated and Burlington Stores, Inc.
An overweight position in digital marketing and media solutions company, Adobe Systems Incorporated (“ADBE”), generated positive results during the period. Shares advanced after ADBE strongly exceeded quarterly earnings expectations. The company also raised its fiscal year 2018 guidance, largely due to continued robust demand and expected price increases.
An overweight position in MasterCard Incorporated (“MA”) contributed to performance. Shares advanced in part on strong second quarter 2017 results in which MA exceeded top- and bottom-line performance expectations. The company also delivered notable acceleration in volumes, which underscored the positive trends in the business.
An overweight position in Burlington Stores, Inc. (“BURL”), an apparel and home product retailer, generated strong results during the period. Shares advanced after BURL exceeded quarterly earnings expectations throughout the year despite the negative impact of warm weather trends and hurricanes. The company further benefited from U.S. corporate tax reform and a positive holiday sales season.
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our opinion. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

*
Effective May 1, 2018, Christopher F. Corapi was removed as a Portfolio Manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014
Including Sales Charge:
Class A(1)	9.91%	12.46%	8.88%	—
Class C(2)	14.79%	13.01%	8.80%	—
Class I	17.10%	14.22%	9.93%	—
Class R	16.36%	—	—	12.28%
Class R6(3)	17.18%	14.22%	9.93%	—
Class W	16.95%	14.13%	9.85%	—
Excluding Sales Charge:
Class A	16.63%	13.80%	9.53%	—
Class C	15.79%	13.01%	8.80%	—
Class I	17.10%	14.22%	9.93%	—
Class R	16.36%	—	—	12.28%
Class R6(3)	17.18%	14.22%	9.93%	—
Class W	16.95%	14.13%	9.85%	—
Russell 1000® Growth	21.02%	15.69%	10.89%	14.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Financials	26.0%
Health Care	13.0%
Energy	11.8%
Information Technology	9.8%
Industrials	7.7%
Consumer Discretionary	7.3%
Consumer Staples	6.9%
Utilities	6.9%
Real Estate	4.4%
Materials	2.8%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.27% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 8.25% for the same period.
Portfolio Specifics: The Fund underperformed the Index, for the annual reporting period due to unfavorable stock selection. On the sector level, stock selection within the energy and healthcare sectors detracted value for the period. By contrast, stock selection within the industrial and utility sectors contributed to performance.
Key detractors for the period included Intel Corporation, Exxon Mobil Corporation and Philip Morris International, Inc.
Within the information technology sector, an underweight position in Intel detracted from performance for the period. The stock price experienced steady increases driven by better than expected growth in the Datacenter Group and improved cost control, along with a better than expected outlook for the year.
Within the energy sector, an overweight position in Exxon Mobil detracted from relative results. The company reported fourth quarter 2017 and first quarter 2018 earnings below expectations partly due to low levels of international production. Furthermore, the company announced plans to increase spending, expecting earnings and cash flow to double from its 2017 levels by 2025 as part of a long-term value-oriented growth strategy. However, investors view this as disappointing in comparison to increased share repurchases and dividend growth that others in the industry are pursuing.
Within consumer staples, an overweight position in Philip Morris, a tobacco holding company, underperformed for the period. Shares of Philip Morris sold off after reporting weak third quarter 2017 earnings, largely driven by currency headwinds, competitive pressure in Russia and sharp tax increases in Saudi Arabia. Furthermore, the stock endured its worst single-day drop in roughly 10 years following the release of the company’s first quarter 2018 earnings report. Philip Morris had an abrupt deceleration of growth for its IQOS, a heat-not-burn device, primarily in Japan. This fallback is raising doubts about the company’s long-term potential, in our view. Subsequently, given that IQOS devices were the key tenet of our thesis for accelerating profit growth,
Top Ten Holdings as of May 31, 2018 (as a percentage of net assets)

JPMorgan Chase & Co.	5.0%
Pfizer, Inc.	3.7%
Johnson & Johnson	3.6%
Chevron Corp.	2.9%
Cisco Systems, Inc.	2.7%
Keycorp	2.4%
Verizon Communications, Inc.	2.3%
Exelon Corp.	2.2%
Hartford Financial Services Group, Inc.	2.2%
Intel Corp.	2.2%
Portfolio holdings are subject to change daily.
we eliminated the position in April 2018.
Key contributors to performance for the period included General Electric Company (“GE”), Ralph Lauren Corporation and Wells Fargo & Company.
An underweight position in GE positively affected Fund performance. During the reporting period, the new CEO, John Flannery, set out his framework for a new GE model, suggesting a tough road ahead. Investors were encouraged by his plans for a more disciplined capital allocation framework and accountability around financial and operational targets. However, weaker guidance for 2018 earnings and free cash flow combined with a lack of clarity regarding the path to improvement for 2019 – 2020 put pressure on the stock. What’s more, investors reacted negatively to management cutting GE’s quarterly dividend ahead of its November 13 investor day meeting, suspending the GE Capital dividend and taking a $6.2 billion after tax-tax GAAP charge in fourth quarter 2017. The charge was higher than expected and further diminished the company’s already weak cash position.
An overweight position in Ralph Lauren Corporation, a designer, marketer and distributor of premium lifestyle products, outperformed for the period. The company consistently reported strong quarterly performance due to better than expected holiday 2017 retail sales. Additionally, investors rewarded the stock for managements’ execution of their “Way Forward” plan, which focuses on improving quality of sales, decreasing promotions and enhancing distribution, in order to promote earnings growth and create a sustainable sales platform. Expansion into e-commerce and international markets also contributed to positive investor sentiment.
An overweight position in Wells Fargo & Co. (“WFC”), a diversified financial services company, contributed to relative results. Banks as a group outperformed for the reporting period, as investors remained confident that higher interest rates, tax reform and deregulation would continue to support upside potential for the banking industry. Furthermore, the markets became confident that the company could improve returns through a large cost savings program. WFC shares outperformed through January 2018; however, we made the decision to sell out of the Fund’s position in early February, prior to news of the consent order with the Federal Reserve Board. Our decision proved to be favorable — shortly thereafter, the stock price declined sharply.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that stocks with high-dividend yield and dividend growth potential will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund seeks to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class I March 31, 2010	Since Inception of Class O January 28, 2013	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	0.17%	6.89%	7.50%	—	—	—
Class C(2)	4.43%	7.35%	7.37%	—	—	—
Class I	6.55%	8.55%	—	10.69%	—	—
Class O	6.20%	8.17%	—	—	9.48%	—
Class R	5.93%	7.92%	—	—	—	11.46%
Class R6(3)	6.66%	8.56%	8.34%	—	—	—
Class W(3)	6.46%	8.43%	8.39%	—	—	—
Excluding Sales Charge:
Class A	6.27%	8.16%	8.14%	—	—	—
Class C	5.38%	7.35%	7.37%	—	—	—
Class I	6.55%	8.55%	—	10.69%	—	—
Class O	6.20%	8.17%	—	—	9.48%	—
Class R	5.93%	7.92%	—	—	—	11.46%
Class R6(3)	6.66%	8.56%	8.34%	—	—	—
Class W(3)	6.46%	8.43%	8.39%	—	—	—
Russell 1000® Value	8.25%	10.09%	7.38%	11.39%	11.36%	13.44%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013 and Class W incepted on June 1, 2009. The Class R6 and Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Information Technology	27.7%
Industrials	17.1%
Consumer Discretionary	16.5%
Health Care	14.4%
Financials	7.7%
Materials	5.7%
Consumer Staples	4.1%
Real Estate	3.3%
Energy	2.3%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.13% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 18.42% and 12.67%, respectively, for the same period.
Portfolio Specifics: The Fund underperformed the Russell Midcap® Growth Index primarily due to stock selection, most notably in the consumer discretionary and industrial sectors. By contrast, stock selection in the healthcare sector, and to a lesser extent, real estate, contributed the most to performance.
Key detractors for the period were Crown Holdings, Inc., Ulta Beauty Inc. and Alaska Air Group, Inc. (“ALK”).
An overweight position in Crown Holdings, Inc., a manufacturer of packaging products for consumer goods, detracted from performance during the period. The stock underperformed its peers due to not being a beneficiary of tax reform, having steadier growth in an accelerating economic environment and acquiring Signode, which diversified it away from its core competency of metal can manufacturing.
An overweight position in beauty retailer, Ulta Beauty, Inc., detracted from results during the period. The company’s first same-store sales earnings miss in several years, in conjunction with rising fears over Amazon’s growth in the beauty category, led to severe contraction of the stock’s earnings multiple.
Top Ten Holdings as of May 31, 2018 (as a percentage of net assets)

Lam Research Corp.	2.8%
Fidelity National Information Services, Inc.	2.6%
Zoetis, Inc.	2.6%
Moody’s Corp.	2.5%
Fiserv, Inc.	2.5%
GoDaddy, Inc.	2.4%
Palo Alto Networks, Inc.	2.3%
Fortinet, Inc.	2.1%
Edwards Lifesciences Corp.	2.1%
XPO Logistics, Inc.	2.1%
Portfolio holdings are subject to change daily.
An overweight position in ALK detracted from performance during the period. The stock fell after the company reported weaker than expected operating results. We believe ALK began losing its legacy Virgin America customers after the airlines merged. We have exited our position in ALK.
Among the main individual contributors to performance were Align Technology, Inc., XPO Logistics, Inc. and Fortinet, Inc.
An overweight position in Align Technology, Inc., a global medical device company focused on clear aligners used in orthodontics, contributed to results during the period. Shares advanced due to stronger than expected volume growth for Invisalign in the U.S. teen market and across several international markets.
An overweight position in transportation and logistics company, XPO Logistics, Inc. (“XPO”), contributed to performance during the period. The stock rallied on rumors that Home Depot Inc. has plans to acquire XPO.
An overweight position in security software provider, Fortinet, Inc. (“FTNT”), generated positive results during the period. Shares advanced following strong fourth quarter 2017 results and better than expected guidance, which cited solid revenue and billings growth. FTNT continues to benefit from a favorable economic and industry backdrop with an acceleration in enterprise spending.
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our view. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	6.64%	9.87%	8.98%	—	—
Class C(2)	11.40%	10.36%	8.82%	—	—
Class I	13.44%	11.55%	10.05%	—	—
Class O	13.09%	11.18%	—	9.74%	—
Class R	12.84%	10.91%	—	—	12.72%
Class R6(3)	13.54%	11.66%	10.11%	—	—
Class W(4)	13.38%	11.46%	9.89%	—	—
Excluding Sales Charge:
Class A	13.13%	11.19%	9.63%	—	—
Class C	12.33%	10.36%	8.82%	—	—
Class I	13.44%	11.55%	10.05%	—	—
Class O	13.09%	11.18%	—	9.74%	—
Class R	12.84%	10.91%	—	—	12.72%
Class R6(3)	13.54%	11.66%	10.11%	—	—
Class W(4)	13.38%	11.46%	9.89%	—	—
Russell Midcap® Growth Index	18.42%	13.00%	9.58%	9.71%	14.85%
Russell Midcap® Index	12.67%	11.79%	9.24%	9.37%	14.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Financials	19.6%
Industrials	16.5%
Consumer Discretionary	11.3%
Information Technology	11.2%
Real Estate	11.0%
Materials	7.8%
Health Care	7.4%
Energy	6.4%
Utilities	4.3%
Consumer Staples	2.7%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Elaine F. Hahn and John D. Schaeffer, Portfolio Managers of Hahn Capital Management*; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Greg Garabedian and James N. Mordy, Portfolio Managers of Wellington**.
Performance: For the year ended May 31, 2018, the Fund’s Class I shares provided a total return of 12.91% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 8.32%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 754 basis points (7.54%) for the year ended May 31, 2018. During the period, the Sleeve’s performance benefited from its exposure to the industrials, financials, consumer discretionary, information technology, and real estate sectors, offset by underperformance in consumer staples, healthcare and materials sectors. The dominant reason for the Sleeve’s outperformance was positive stock selection aided incrementally by sector selection. The best stock performance came from Keysight Technologies, PVH Corp., Hexcel, and CBRE Group. Detracting from performance were
Top Ten Holdings as of May 31, 2018* (as a percentage of net assets)

Keysight Technologies, Inc.	2.0%
Reliance Steel & Aluminum Co.	1.9%
Ross Stores, Inc.	1.4%
Hexcel Corp.	1.4%
Becton Dickinson & Co.	1.3%
CBRE Group, Inc.	1.3%
PVH Corp.	1.3%
Diamondback Energy, Inc.	1.3%
Laboratory Corp. of America Holdings	1.2%
Jacobs Engineering Group, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
declines in Envision Healthcare, Mohawk Industries, Albemarle, and Kroger. More generally, the outperformance reflected company-specific factors as well as certain secular themes and favorable cyclical economic conditions, while the underperformance reflected changing industry dynamics and consequential operating performance (e.g. Envision Healthcare and Kroger). We continue to be mindful of risks to portfolio holdings and believe ongoing attention to high-quality companies is the right strategy no matter the environment.
LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 287 basis points (2.87%) for the year ended May 31, 2018 as equity markets moved higher, although value stocks failed to keep pace with the advance. Within the Index, defensive sectors such as consumer staples and health care lagged over the period, while interest rate sensitive utilities and real estate struggled in the rising interest environment. Cyclical sectors such as materials and technology posted double-digit gains as did financials, supported by higher interest rates. The energy sector posted the strongest gain with oil prices increasing over the period.
Although the Index trailed the broader midcap market, deeper value stocks within the Index performed relatively well which benefited our approach. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, had a positive effect on results, however, stock selection contributed most to relative performance. Although the Sleeve’s underweight to energy had a negative impact this was offset by the positive results from its overweight to materials and underweight to utilities and real estate. Stock selection results added value across most sectors as the Sleeve trailed the Index in just the financials, technology and real estate sectors. Outperformance from the energy, materials, consumer discretionary, and utilities sectors had the largest positive selection results over the period.
Stocks that contributed most during the period included positions in Valero Energy, PBF Energy, Spirit AeroSystems, Kohl’s Corp., and Newell Brands. Stock detractors included positions in Goodyear Tire & Rubber, Sanmina Corp., Whirlpool Corp., and Hawaiian Holdings.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Wellington Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 384 basis points (3.84%) for the year ended May 31, 2018. Both sector allocation and security selection contributed to positive relative performance for the period. Selection within the materials, real estate, and industrials sectors contributed most to relative returns. These effects were only partially offset by unfavorable selection in the energy, information technology, and health care sectors. Sector allocation, a residual of the bottom-up stock selection process, also contributed to outperformance during the period. In particular, underweight exposure to the real estate sector and an overweight to the information technology sector contributed most to relative returns, while overweight exposure to industrials had a modest negative effect.
Top contributors to relative performance included petrochemical manufacturer and supplier Westlake Chemical (materials), financial services company Comerica (financials), and oil and natural gas company Diamondback Energy (energy). Top detractors from relative performance included optical networking technology company Acacia Communications (information technology), tire manufacturer Goodyear (consumer discretionary), and senior living solutions company Brookdale (health care).
Current Strategy & Outlook: Hahn Capital Management Sleeve — The near- and medium-term outlook for corporate profits and growth has improved. We think that stronger economic growth, recovering commodity prices and a gradual trend toward higher interest rates are all contributing to a better outlook for corporate profits. Certainly, the tax cuts in the U.S. have boosted those net profits and broadly portend increased capital spending. In spite of the long duration of the current economic expansion, we do not see recession on the horizon yet are being mindful of the potential implications of current trade and tariff talk and of rising interest rates. We remain overweight sectors where we expect to benefit from global growth (e.g., industrials and healthcare) and remain underweight those that are not (e.g. utilities, consumer staples, and energy). We continue to be risk-focused and aim to manage cyclical exposure accordingly.
LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the Index. Current valuations are 10.5 times forward earnings estimates and 7.5 times trailing cash flow compared to 15.2 times earnings and 10.8 times cash flow for the benchmark. The Sleeve also has a dividend yield of 2.7% compared to 2.2% for the benchmark. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.
Wellington Sleeve — We seek to add value through fundamental research and bottom-up security selection. We pursue what we believe to be good companies with solid business models that trade at a discount to their fair-value relative to normalized earnings due to issues we view as solvable or temporary. We are opportunistic, focusing on company-specific fundamentals, sentiment changes, and shifts in industry-dynamics, and look beyond near-term headline factors.
At the end of the period, the most significant overweight allocations were to the industrials, materials, and information technology sectors, while the largest underweights were consumer discretionary, utilities, and real estate.

*
Effective July 1, 2018, Elaine Hahn is no longer a portfolio manager to the Sleeve managed by Hahn Capital Management and Michael Whitfield was added as a portfolio manager to the Sleeve.

**
Effective December 31, 2018, James N. Mordy will retire and be removed as a portfolio manager to the Sleeve managed by Wellington. Effective March 31, 2018, Greg Garabedian was added as a portfolio manager to the Sleeve managed by Wellington.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	Since Inception of Class I October 3, 2011
Class I	12.91%	10.67%	16.34%
Russell Midcap® Value	8.32%	10.83%	16.39%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective February 10, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund.

Portfolio Managers’ Report	Voya Real Estate Fund

REIT Diversification as of May 31, 2018 (as a percentage of net assets)

Specialized REITs	23.2%
Residential REITs	18.7%
Office REITs	17.5%
Retail REITs	15.1%
Industrial REITs	8.7%
Hotel & Resort REITs	7.5%
Health Care REITs	4.3%
Diversified REITs	3.1%
Hotels, Resorts & Cruise Lines	1.4%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.23% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 1.30%, for the same period.
Portfolio Specifics: U.S. real estate stocks, as measured by the Index, delivered a 1.30% total return over the past twelve months. Performance was mixed across all property sectors as some of the more economically-sensitive sectors, such as the hotel and industrial sectors, outperformed during the period. Some of the more defensive, less economically-sensitive sectors, such as the healthcare and shopping center sectors, were relative underperformers during the period.
We believe solid economic growth and modestly increasing inflation should benefit real estate stocks in 2018. Despite a choppy start to 2018 from a share price perspective, the economic outlook is solid and should have a positive impact on commercial real estate and listed real estate companies, in our view. Economic growth has momentum in an economic expansion which continues to have “legs” at this point of an extended cycle. Total return among property companies is anchored at mid-single-digit earnings growth, a 4% dividend yield, and stable-to-increasing multiples given the backdrop of greater M&A activity. With real estate companies trading at a sizable discount to our estimate of inherent real estate value, or NAV, and an implied capitalization rate of over 6%, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.
Top Ten Holdings as of May 31, 2018 (as a percentage of net assets)

Equinix, Inc.	6.8%
ProLogis, Inc.	6.8%
Simon Property Group, Inc.	6.0%
Extra Space Storage, Inc.	5.0%
Alexandria Real Estate Equities, Inc.	4.8%
Equity Residential	4.3%
CubeSmart	3.5%
Healthcare Trust of America, Inc.	3.2%
Regency Centers Corp.	3.1%
Essex Property Trust, Inc.	3.0%
Portfolio holdings are subject to change daily.
During the period, stock selection decisions contributed to relative performance while sector allocation decisions were neutral to relative performance. Stock selection in the storage and industrial sectors were the top contributors to relative performance. Fund holdings in the residential sector also added value and worked to offset sub-par stock selection in the net lease and mall sectors. From a sector allocation standpoint, the Fund benefited from an underweight to the underperforming healthcare sector as well as from an overweight to the outperforming mall sector. This was offset by the impact of an overweight to the underperforming technology real estate sector as well as from positioning in the shopping center sector.
Current Strategy & Outlook: We are positive on property types and markets with above average growth and valuations that are attractive relative to this growth. We continue to favor storage, technology and class-A mall companies and have become more positive on the residential sector. Within residential, we like manufactured housing, single family home-for-rent companies, student housing and have been adding to the apartment REITs, which are seeing better demand. We also favor the gaming companies within the net lease sector, although remain cautious on traditional net lease companies which tend to be more concentrated in the retail sector.
We are cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remain cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This includes net lease, healthcare, large box retail centers, and suburban office.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Real Estate Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	-5.55%	4.47%	5.18%	—
Class C(2)	-1.32%	4.85%	4.98%	—
Class I	0.63%	5.98%	6.12%	—
Class O	0.26%	5.72%	5.81%	—
Class R	0.00%	5.47%	—	8.75%
Class R6(3)	0.69%	6.03%	6.14%	—
Class W	0.49%	5.64%	5.92%	—
Excluding Sales Charge:
Class A	0.23%	5.71%	5.81%	—
Class C	-0.50%	4.85%	4.98%	—
Class I	0.63%	5.98%	6.12%	—
Class O	0.26%	5.72%	5.81%	—
Class R	0.00%	5.47%	—	8.75%
Class R6(3)	0.69%	6.03%	6.14%	—
Class W	0.49%	5.64%	5.92%	—
MSCI U.S. REIT®	1.30%	6.90%	6.24%	10.49%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 3, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya SmallCap Opportunities Fund

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Health Care	23.2%
Information Technology	22.3%
Industrials	16.0%
Consumer Discretionary	15.5%
Financials	7.7%
Materials	5.1%
Real Estate	2.5%
Energy	1.8%
Exchange-Traded Funds	1.5%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.86% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 25.08% and 20.76%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the Russell 2000® Growth Index and the Russell 2000® Index due to stock selection. Stock selection within and an underweight allocation to the pharmaceutical and biotechnology sector detracted the most from performance. Stock selection within the health care equipment and services sector was also a headwind during the period. By contrast, stock selection within the industrial materials and semiconductor sectors generated positive results.
Key detractors for the period were Universal Electronics Inc., Kite Pharma, Inc. and Impinj, Inc.
An overweight position in Universal Electronics Inc., a company that produces remote controls and other software applications for electronic devices, detracted from results during the period. Shares decelerated in early May following disappointing first quarter 2018 earnings results and second quarter 2018 guidance. This was due to operational headwinds putting pressure on gross margins in the short term. Continued delays and uncertainty as to when the company will lap these issues raised investor concerns.
Not owning benchmark stock, Kite Pharma, Inc. (“KITE”), a cancer immunotherapy company, detracted value during the period. Shares soared following the announcement that Gilead Sciences, Inc. will be acquiring KITE for $11.9 billion ($180/per share) in an all-cash deal.
An overweight position in wireless connectivity company, Impinj, Inc., detracted from results in the quarter. The company provided weaker
Top Ten Holdings as of May 31, 2018* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.5%
Brink’s Co.	1.4%
Fair Isaac Corp.	1.3%
Medidata Solutions, Inc.	1.3%
j2 Global, Inc.	1.3%
Integrated Device Technology, Inc.	1.2%
Boyd Gaming Corp.	1.2%
Childrens Place, Inc./The	1.1%
Catalent, Inc.	1.1%
EMCOR Group, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
guidance for the next quarter due to slower endpoint sales and increased price pressure.
Key contributors to performance were Trade Desk, Inc., Boise Cascade Co. and Cirrus Logic, Inc.
An overweight position in Trade Desk, Inc., a technology platform for ad buyers, generated alpha during the period. Shares spiked following a well-received first quarter 2018 earnings update which indicated continued strength within its existing customer base as well as new customer wins across all business segments and geographies.
An overweight position in Boise Cascade Co. (“BCC”), a manufacturer and distributor of wood and building products, contributed to performance during the period. Shares advanced following Hurricane Harvey as BCC expected to benefit from home repair activity.
Not owning benchmark stock, Cirrus Logic, Inc. (“CRUS”), a semiconductor company, generated positive results during the year. As part of the smartphone supply chain, CRUS shares declined as iPhone demand weakened. Given its lack of diversification, CRUS was significantly impacted by the smartphone correction in early 2018.
Current Strategy and Outlook: We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our opinion. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	9.21%	10.02%	9.22%	—
Class C(2)	14.03%	10.51%	9.05%	—
Class I	16.19%	11.66%	10.28%	—
Class R	15.57%	11.06%	—	13.87%
Class R6(3)	16.33%	11.80%	10.35%	—
Class W	16.14%	11.62%	10.19%	—
Excluding Sales Charge:
Class A	15.86%	11.33%	9.87%	—
Class C	15.03%	10.51%	9.05%	—
Class I	16.19%	11.66%	10.28%	—
Class R	15.57%	11.06%	—	13.87%
Class R6(3)	16.33%	11.80%	10.35%	—
Class W	16.14%	11.62%	10.19%	—
Russell 2000® Growth Index	25.08%	13.33%	10.47%	15.32%
Russell 2000® Index	20.76%	12.18%	9.64%	14.47%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya SMID Cap Growth Fund

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Information Technology	22.1%
Industrials	18.2%
Health Care	16.7%
Consumer Discretionary	14.6%
Financials	9.1%
Materials	6.8%
Exchange-Traded Funds	2.6%
Real Estate	2.4%
Energy	1.6%
Telecommunication Services	0.8%
Consumer Staples	0.8%
Utilities	0.6%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SMID Cap Growth Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.26% compared to the Russell 2500™ Growth Index (the “Index” or “Russell 2500™ Growth”), which returned 23.27% for the same period.
Portfolio Specifics: For the year ending May 31, 2018, the Fund underperformed the Index primarily due to stock selection. Stock selection within the software and services and hardware and equipment sectors detracted the most from performance. By contrast, stock selection within the commercial services sector, and to a lesser extent, industrial materials, contributed the most to performance.
Key detractors from performance were AMC Entertainment Holdings, Inc., Electronics For Imaging, Inc. and Alaska Air Group, Inc.
Owning non-benchmark stock, AMC Entertainment Holdings, Inc., detracted from results during the period. Despite strong performance, strategic initiatives for long-term growth and accretive merger and acquisition activity throughout the year, shares have declined due to a weaker box office and the potential impact that Premium Video on Demand could have on traffic.
An overweight position in hardware and equipment company, Electronics for Imaging, Inc. (“EFII”), detracted from results during the period. Underperformance followed disappointing third quarter 2017 results and lowered fourth quarter 2017 guidance. While its Nozomi product and textile printing business experienced positive growth, shares were under pressure due to a projected decline in EFII’s Fiery business and a slowdown in ceramic and display graphics printing.
An overweight position in Alaska Air Group, Inc. (“ALK”) detracted from performance. The stock fell after the company reported weaker than expected operating results. We believe ALK began losing its legacy Virgin America customers after the airlines merged. We will be exiting the
Top Ten Holdings as of May 31, 2018* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.6%
WEX, Inc.	1.3%
Fair Isaac Corp.	1.2%
Brink’s Co.	1.2%
Extended Stay America, Inc.	1.2%
Ultimate Software Group, Inc.	1.2%
EPAM Systems, Inc.	1.1%
Black Knight, Inc.	1.1%
Medidata Solutions, Inc.	1.1%
Integrated Device Technology, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Fund’s position in ALK.
Key contributors to performance were Boise Cascade Co., Burlington Stores, Inc. and WEX Inc.
An overweight position in Boise Cascade Co. (“BCC”), a manufacturer and distributor of wood and building products, contributed to performance during the period. Shares advanced following Hurricane Harvey as BCC expected to benefit from home repair activity.
An overweight position in apparel and home product retailer, Burlington Stores, Inc. (“BURL”), generated strong results during the period. Shares advanced following better than expected quarterly results throughout the year, despite the negative impact of warm weather trends and hurricanes. BURL further benefited from U.S. corporate tax reform and a positive holiday sales season.
An overweight position in payment processing and information management solutions company, WEX Inc. (“WEX”), generated positive results. Shares advanced throughout the year following consistently strong quarterly earnings results resulting from healthy trends across all of its business segments. Positive guidance from management further reinforced WEX’s ability to achieve long-term growth and share gains into 2019.
Current Strategy and Outlook: Persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets, in our view. In our opinion, equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by synchronous growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya SMID Cap Growth Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	Since Inception of Classes A, I, and R6 December 6, 2016
Including Sales Charge:
Class A(1)	6.73%	8.91%
Class I	13.43%	13.62%
Class R6	13.43%	13.62%
Excluding Sales Charge:
Class A	13.26%	13.35%
Class I	13.43%	13.62%
Class R6	13.43%	13.62%
Russell 2500™ Growth	23.27%	20.90%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SMID Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

Portfolio Managers’ Report	Voya U.S. High Dividend Low Volatility Fund

Sector Diversification as of May 31, 2018 (as a percentage of net assets)

Information Technology	23.8%
Financials	13.9%
Health Care	12.3%
Consumer Discretionary	12.1%
Industrials	9.3%
Energy	7.4%
Consumer Staples	7.4%
Real Estate	4.6%
Utilities	3.9%
Materials	3.3%
Telecommunication Services	1.7%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.77% compared to the Russell 1000® Index (the “Index” or “Russell 1000”), which returned 14.60% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index as low beta, dividend yield and the stock selection model underperformed in a market environment that favored momentum and growth investing styles. On the sector level, Fund holdings within the information technology and real estate had the largest negative impact on performance. By contrast, Fund holdings within the industrial and energy sectors contributed the most to returns. On an individual stock basis, key detractors for the period included not owning benchmark stocks Amazon.com, Inc.
Top Ten Holdings as of May 31, 2018 (as a percentage of net assets)

Microsoft Corp.	3.5%
Exxon Mobil Corp.	1.8%
Johnson & Johnson	1.8%
JPMorgan Chase & Co.	1.7%
Intel Corp.	1.6%
UnitedHealth Group, Inc.	1.6%
Home Depot, Inc.	1.5%
Chevron Corp.	1.5%
Wells Fargo & Co.	1.5%
Pfizer, Inc.	1.4%
Portfolio holdings are subject to change daily.
and Netflix, Inc., and an overweight of Philip Morris International Inc. Among the key contributors for the period were not owning benchmark stock General Electric Company, and overweight positions in Valero Energy Corporation and T. Rowe Price Group.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility, than the Index. The investment process first creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to seek to achieve its dividend, maximize prospective alpha and volatility objectives.

*
Effective June 30, 2018, James Ying was removed as a Portfolio Manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2018
	1 Year	Since Inception of Classes A and I December 6, 2016
Including Sales Charge:
Class A(1)	5.29%	8.78%
Class I	12.09%	13.67%
Excluding Sales Charge:
Class A	11.77%	13.21%
Class I	12.09%	13.67%
Russell 1000	14.60%	16.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,060.20	1.06%	$5.44	$1,000.00	$1,019.65	1.06%	$5.34
Class C	1,000.00	1,056.20	1.81	9.28	1,000.00	1,015.91	1.81	9.10
Class I	1,000.00	1,062.50	0.68	3.50	1,000.00	1,021.54	0.68	3.43
Class R	1,000.00	1,058.80	1.31	6.72	1,000.00	1,018.40	1.31	6.59
Class R6	1,000.00	1,062.80	0.60	3.09	1,000.00	1,021.94	0.60	3.02
Class W	1,000.00	1,061.50	0.81	4.16	1,000.00	1,020.89	0.81	4.08
Voya Large Cap Value Fund
Class A	$1,000.00	$998.60	1.10%	$5.48	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	994.60	1.85	9.20	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,000.20	0.76	3.79	1,000.00	1,021.14	0.76	3.83
Class O	1,000.00	998.60	1.10	5.48	1,000.00	1,019.45	1.10	5.54
Class R	1,000.00	997.40	1.31	6.52	1,000.00	1,018.40	1.31	6.59
Class R6	1,000.00	1,000.30	0.74	3.69	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	999.70	0.85	4.24	1,000.00	1,020.69	0.85	4.28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2018*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,039.40	1.26%	$6.41	$1,000.00	$1,018.65	1.26%	$6.34
Class C	1,000.00	1,035.60	2.01	10.20	1,000.00	1,014.91	2.01	10.10
Class I	1,000.00	1,040.70	0.98	4.99	1,000.00	1,020.04	0.98	4.94
Class O	1,000.00	1,039.20	1.26	6.41	1,000.00	1,018.65	1.26	6.34
Class R	1,000.00	1,038.00	1.51	7.67	1,000.00	1,017.40	1.51	7.59
Class R6	1,000.00	1,041.30	0.87	4.43	1,000.00	1,020.59	0.87	4.38
Class W	1,000.00	1,040.50	1.01	5.14	1,000.00	1,019.90	1.01	5.09
Voya Multi-Manager MidCap Value Fund
Class I	$1,000.00	$1,010.90	0.84%	$4.21	$1,000.00	$1,020.74	0.84%	$4.23
Voya Real Estate Fund
Class A	$1,000.00	$954.00	1.30%	$6.33	$1,000.00	$1,018.45	1.30%	$6.54
Class C	1,000.00	950.90	2.05	9.97	1,000.00	1,014.71	2.05	10.30
Class I	1,000.00	956.40	0.92	4.49	1,000.00	1,020.34	0.92	4.63
Class O	1,000.00	954.60	1.30	6.34	1,000.00	1,018.45	1.30	6.54
Class R	1,000.00	953.30	1.55	7.55	1,000.00	1,017.20	1.55	7.80
Class R6	1,000.00	956.30	0.86	4.19	1,000.00	1,020.64	0.86	4.33
Class W	1,000.00	955.20	1.05	5.12	1,000.00	1,019.70	1.05	5.29
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$1,049.00	1.35%	$6.90	$1,000.00	$1,018.20	1.35%	$6.79
Class C	1,000.00	1,045.50	2.10	10.71	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,050.70	1.06	5.42	1,000.00	1,019.65	1.06	5.34
Class R	1,000.00	1,047.80	1.60	8.17	1,000.00	1,016.95	1.60	8.05
Class R6	1,000.00	1,051.20	0.92	4.70	1,000.00	1,020.34	0.92	4.63
Class W	1,000.00	1,050.30	1.10	5.62	1,000.00	1,019.45	1.10	5.54
Voya SMID Cap Growth Fund
Class A	$1,000.00	$1,025.50	1.20%	$6.06	$1,000.00	$1,018.95	1.20%	$6.04
Class I	1,000.00	1,026.30	0.94	4.75	1,000.00	1,020.24	0.94	4.73
Class R6	1,000.00	1,026.30	0.94	4.75	1,000.00	1,020.24	0.94	4.73
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$1,019.90	0.80%	$4.03	$1,000.00	$1,020.94	0.80%	$4.03
Class I	1,000.00	1,020.50	0.55	2.77	1,000.00	1,022.19	0.55	2.77

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Equity Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund (commenced operations December 6, 2016), and Voya U.S. High Dividend Low Volatility Fund (commenced operations December 6, 2016) (the “Funds”), each a series of Voya Equity Trust, including the summary portfolios or portfolios of investments, as of May 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years (or periods since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
July 25, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value*	$667,319,238	$879,404,403	$1,378,228,908
Short-term investments at fair value**	13,631,604	2,055,574	16,043,275
Foreign currencies at value***	—	4,479	—
Receivables:
Investment securities sold	3,853,864	6,918,536	10,718,614
Fund shares sold	671,435	157,384	917,314
Dividends	862,108	2,307,553	681,116
Foreign tax reclaims	—	3,704	—
Prepaid expenses	63,508	58,788	62,874
Reimbursement due from manager	933	48,998	—
Other assets	13,585	55,189	41,313
Total assets	686,416,275	891,014,608	1,406,693,414
LIABILITIES:
Payable for investment securities purchased	1,023,271	—	8,140,953
Payable for fund shares redeemed	675,424	524,284	1,809,109
Payable for investment management fees	295,185	575,052	945,349
Payable for distribution and shareholder service fees	43,840	135,923	140,973
Payable to trustees under the deferred compensation plan (Note 6)	13,585	55,189	41,313
Payable for trustee fees	3,128	4,718	6,986
Other accrued expenses and liabilities	794,373	533,717	763,889
Total liabilities	2,848,806	1,828,883	11,848,572
NET ASSETS	$683,567,469	$889,185,725	$1,394,844,842
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$491,711,432	$733,464,426	$1,106,327,706
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	1,345,698	2,214,902	(28,726)
Accumulated net realized gain	24,642,788	32,122,175	131,412,487
Net unrealized appreciation	165,867,551	121,384,222	157,133,375
NET ASSETS	$683,567,469	$889,185,725	$1,394,844,842
* Cost of investments in securities	$501,451,687	$758,019,692	$1,221,095,533
** Cost of short-term investments	$13,631,604	$2,055,574	$16,043,275
*** Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018 (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$77,434,368	$386,969,368	$266,052,135
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,998,098	32,019,507	11,583,680
Net asset value and redemption price per share†	$38.75	$12.09	$22.97
Maximum offering price per share (5.75%)(1)	$41.11	$12.83	$24.37
Class C
Net assets	$31,849,692	$53,290,043	$83,124,464
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	967,449	4,421,041	4,830,938
Net asset value and redemption price per share†	$32.92	$12.05	$17.21
Class I
Net assets	$513,008,776	$242,244,995	$716,854,829
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	11,962,315	18,533,714	27,210,194
Net asset value and redemption price per share	$42.89	$13.07	$26.35
Class O
Net assets	n/a	$23,595,421	$54,155,722
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,955,002	2,367,808
Net asset value and redemption price per share	n/a	$12.07	$22.87
Class R
Net assets	$934,972	$3,784,712	$3,757,176
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	22,071	313,501	167,589
Net asset value and redemption price per share	$42.36	$12.07	$22.42
Class R6
Net assets	$43,119,963	$165,611,773	$134,195,713
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,005,049	12,683,690	5,062,810
Net asset value and redemption price per share	$42.90	$13.06	$26.51
Class W
Net assets	$17,219,698	$13,689,413	$136,704,803
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	412,050	1,050,377	5,266,078
Net asset value and redemption price per share	$41.79	$13.03	$25.96

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$178,166,742	$542,065,948	$1,452,434,238
Short-term investments at fair value**	6,541,913	7,454,731	118,028,000
Foreign currencies at value***	63,321	—	—
Receivables:
Investment securities sold	487,785	5,443,365	2,314,743
Fund shares sold	31,049	245,752	2,181,758
Dividends	235,450	511,323	850,539
Foreign tax reclaims	2,072	—	—
Prepaid expenses	28,280	52,008	62,981
Reimbursement due from manager	—	2,286	—
Other assets	6,541	43,746	22,972
Total assets	185,563,153	555,819,159	1,575,895,231
LIABILITIES:
Payable for investment securities purchased	139,898	7,419,167	6,418,868
Payable for fund shares redeemed	261,168	3,208,925	748,157
Payable upon receipt of securities loaned	3,236,167	—	69,867,567
Payable for investment management fees	123,914	370,687	1,083,749
Payable for distribution and shareholder service fees	—	36,420	73,164
Payable to custodian due to bank overdraft	1,091,878	—	—
Payable to trustees under the deferred compensation plan (Note 6)	6,541	43,746	22,972
Payable for trustee fees	1,095	4,017	6,511
Other accrued expenses and liabilities	52,500	384,069	675,371
Total liabilities	4,913,161	11,467,031	78,896,359
NET ASSETS	$180,649,992	$544,352,128	$1,496,998,872
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$138,682,733	$351,947,150	$1,272,444,318
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	665,631	(6,894,294)	(15,498)
Accumulated net realized gain	16,232,156	55,499,347	69,337,541
Net unrealized appreciation	25,069,472	143,799,925	155,232,511
NET ASSETS	$180,649,992	$544,352,128	$1,496,998,872
+ Including securities loaned at value	$3,151,987	$—	$68,191,146
* Cost of investments in securities	$153,095,852	$398,266,023	$1,297,201,727
** Cost of short-term investments	$6,541,913	$7,454,731	$118,028,000
*** Cost of foreign currencies	$64,328	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018 (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$81,474,902	$195,548,611
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	5,644,563	3,184,817
Net asset value and redemption price per share†	n/a	$14.43	$61.40
Maximum offering price per share (5.75%)(1)	n/a	$15.31	$65.15
Class C
Net assets	n/a	$13,448,540	$36,197,628
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	871,131	770,819
Net asset value and redemption price per share†	n/a	$15.44	$46.96
Class I
Net assets	$180,649,992	$311,814,273	$845,688,603
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	15,070,352	19,503,668	12,596,273
Net asset value and redemption price per share	$11.99	$15.99	$67.14
Class O
Net assets	n/a	$28,922,614	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	2,008,286	n/a
Net asset value and redemption price per share	n/a	$14.40	n/a
Class R
Net assets	n/a	$2,964,677	$3,992,706
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	206,566	66,480
Net asset value and redemption price per share	n/a	$14.35	$60.06
Class R6
Net assets	n/a	$79,646,032	$322,756,446
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	4,980,295	4,773,618
Net asset value and redemption price per share	n/a	$15.99	$67.61
Class W
Net assets	n/a	$26,081,090	$92,814,878
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,387,043	1,401,789
Net asset value and redemption price per share	n/a	$18.80	$66.21

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2018

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,594,973	$154,808,668
Short-term investments at fair value**	292,728	594,083
Cash	—	116
Receivables:
Investment securities sold	—	762,955
Fund shares sold	—	25,406
Dividends	2,980	445,120
Prepaid expenses	41,603	15,131
Reimbursement due from manager	10,672	—
Other assets	20	119
Total assets	3,942,976	156,651,598
LIABILITIES:
Payable for investment securities purchased	36,227	—
Payable for fund shares redeemed	—	74,611
Payable upon receipt of securities loaned	165,043	594,083
Payable for investment management fees	2,666	62,407
Payable for distribution and shareholder service fees	275	28
Payable to trustees under the deferred compensation plan (Note 6)	20	119
Payable for trustee fees	17	157
Payable for borrowings against line of credit	—	612,000
Other accrued expenses and liabilities	5,299	26,877
Total liabilities	209,547	1,370,282
NET ASSETS	$3,733,429	$155,281,316
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,291,059	$149,927,207
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(14)	423,207
Accumulated net realized gain	163,597	632,064
Net unrealized appreciation	278,787	4,298,838
NET ASSETS	$3,733,429	$155,281,316
+ Including securities loaned at value	$161,394	$581,395
* Cost of investments in securities	$3,316,186	$150,509,830
** Cost of short-term investments	$292,728	$594,083
Class A
Net assets	$1,316,210	$130,342
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	115,406	11,322
Net asset value and redemption price per share†	$11.41	$11.51
Maximum offering price per share (5.75%)(1)	$12.11	$12.21
Class I
Net assets	$1,208,607	$155,150,974
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	105,553	13,427,686
Net asset value and redemption price per share	$11.45	$11.55
Class R6
Net assets	$1,208,612	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	105,553	n/a
Net asset value and redemption price per share	$11.45	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2018

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,689,857	$23,672,997	$11,520,219
Interest	—	1,233	2,984
Securities lending income, net	43,777	96,438	147,493
Total investment income	7,733,634	23,770,668	11,670,696
EXPENSES:
Investment management fees	3,448,470	7,076,276	11,454,494
Distribution and shareholder service fees:
Class A	199,786	1,025,463	704,496
Class C	306,181	598,113	930,442
Class O	—	62,387	135,028
Class R	3,787	22,174	18,099
Transfer agent fees:
Class A	168,903	518,938	416,529
Class C	68,906	75,818	137,482
Class I	598,530	110,252	854,093
Class O	—	31,555	79,885
Class R	1,704	5,632	5,360
Class R6	3,244	921	1,430
Class W	39,708	21,439	196,597
Shareholder reporting expense	54,750	65,160	98,005
Registration fees	91,503	103,940	125,115
Professional fees	40,705	68,430	89,749
Custody and accounting expense	61,975	113,125	156,657
Trustee fees	25,023	37,741	55,886
Miscellaneous expense	20,177	50,694	59,225
Interest expense	6,587	7,473	12,100
Total expenses	5,139,939	9,995,531	15,530,672
Waived and reimbursed fees	(260,996)	(663,112)	(3,397)
Net expenses	4,878,943	9,332,419	15,527,275
Net investment income (loss)	2,854,691	14,438,249	(3,856,579)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	40,118,422	66,502,036	220,980,781
Foreign currency related transactions	8	20	—
Futures	—	335,569	—
Net realized gain	40,118,430	66,837,625	220,980,781
Net change in unrealized appreciation (depreciation) on:
Investments	54,916,986	(22,343,745)	(45,436,181)
Foreign currency related transactions	—	176	—
Net change in unrealized appreciation (depreciation)	54,916,986	(22,343,569)	(45,436,181)
Net realized and unrealized gain	95,035,416	44,494,056	175,544,600
Increase in net assets resulting from operations	$97,890,107	$58,932,305	$171,688,021
* Foreign taxes withheld	$—	$180,258	$26,183
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2018

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,611,239	$23,639,155	$11,288,881
Interest	—	—	1,465
Securities lending income, net	51,742	—	1,258,805
Total investment income	3,662,981	23,639,155	12,549,151
EXPENSES:
Investment management fees	1,753,081	6,427,353	11,403,337
Distribution and shareholder service fees:
Class A	—	265,952	489,416
Class C	—	180,051	449,090
Class O	—	80,016	—
Class R	—	18,373	20,459
Transfer agent fees:
Class A	—	216,671	349,125
Class C	—	36,708	80,368
Class I	9,685	368,084	965,370
Class O	—	65,497	—
Class R	—	7,489	7,289
Class R6	—	5,704	5,581
Class W	—	71,793	162,877
Shareholder reporting expense	1,478	57,436	120,785
Registration fees	14,564	111,497	106,857
Professional fees	19,270	61,082	81,460
Custody and accounting expense	64,548	108,229	133,292
Trustee fees	8,765	32,137	52,089
Miscellaneous expense	8,990	55,255	44,685
Interest expense	688	6,355	8,464
Total expenses	1,881,069	8,175,682	14,480,544
Waived and reimbursed fees	(44,223)	(13,912)	(7,088)
Brokerage commission recapture	(720)	(67,384)	—
Net expenses	1,836,126	8,094,386	14,473,456
Net investment income (loss)	1,826,855	15,544,769	(1,924,305)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,705,802	220,137,355	136,411,180
Foreign currency related transactions	(7,003)	—	—
Net realized gain	20,698,799	220,137,355	136,411,180
Net change in unrealized appreciation (depreciation) on:
Investments	3,469,749	(223,914,299)	65,428,576
Foreign currency related transactions	(669)	—	—
Net change in unrealized appreciation (depreciation)	3,469,080	(223,914,299)	65,428,576
Net realized and unrealized gain (loss)	24,167,879	(3,776,944)	201,839,756
Increase in net assets resulting from operations	$25,994,734	$11,767,825	$199,915,451
* Foreign taxes withheld	$6,002	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2018

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$34,031	$1,038,440
Securities lending income, net	1,904	790
Total investment income	35,935	1,039,230
EXPENSES:
Investment management fees	29,880	141,426
Distribution and shareholder service fees:
Class A	3,051	212
Transfer agent fees:
Class A	94	577
Class I	49	126
Class R6	50	—
Shareholder reporting expense	1,693	1,686
Registration fees	60,623	53,481
Professional fees	12,927	13,893
Custody and accounting expense	7,450	3,717
Trustee fees	141	1,257
Offering expense	3,884	22,783
Miscellaneous expense	7,094	7,986
Interest expense	—	100
Total expenses	126,936	247,244
Waived and reimbursed fees	(90,940)	(73,643)
Net expenses	35,996	173,601
Net investment income (loss)	(61)	865,629
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	270,694	837,671
Net realized gain	270,694	837,671
Net change in unrealized appreciation (depreciation) on:
Investments	163,422	3,138,447
Net change in unrealized appreciation (depreciation)	163,422	3,138,447
Net realized and unrealized gain	434,116	3,976,118
Increase in net assets resulting from operations	$434,055	$4,841,747
* Foreign taxes withheld	$20	$687
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income	$2,854,691	$2,118,540	$14,438,249	$18,505,462
Net realized gain	40,118,430	29,980,112	66,837,625	79,573,633
Net change in unrealized appreciation (depreciation)	54,916,986	43,622,521	(22,343,569)	43,218,082
Increase in net assets resulting from operations	97,890,107	75,721,173	58,932,305	141,297,177
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(114,310)	(75,620)	(6,292,684)	(8,189,403)
Class B(1)	—	—	—	(23,432)
Class C	—	—	(456,309)	(835,129)
Class I	(2,192,959)	(1,353,709)	(4,212,564)	(4,743,802)
Class O	—	—	(383,663)	(487,783)
Class R	—	—	(56,930)	(88,557)
Class R6	(213,459)	(267,372)	(3,312,906)	(3,506,690)
Class W	(61,510)	(51,667)	(281,631)	(306,687)
Net realized gains:
Class A	(4,090,030)	(3,254,838)	(35,813,060)	—
Class B(1)	—	(12,509)	—	—
Class C	(1,971,692)	(1,771,387)	(5,246,303)	—
Class I	(25,079,672)	(11,155,516)	(19,686,853)	—
Class O	—	—	(2,196,529)	—
Class R	(40,336)	(38,135)	(398,087)	—
Class R6	(2,311,220)	(2,167,392)	(15,454,403)	—
Class W	(906,404)	(495,484)	(1,450,497)	—
Total distributions	(36,981,592)	(20,643,629)	(95,242,419)	(18,181,483)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	258,531,524	169,074,837	107,581,510	121,737,249
Reinvestment of distributions	35,646,439	19,720,573	87,140,602	16,563,717
	294,177,963	188,795,410	194,722,112	138,300,966
Cost of shares redeemed	(173,862,745)	(139,341,485)	(220,623,812)	(245,542,983)
Net increase (decrease) in net assets resulting from capital share transactions	120,315,218	49,453,925	(25,901,700)	(107,242,017)
Net increase (decrease) in net assets	181,223,733	104,531,469	(62,211,814)	15,873,677
NET ASSETS:
Beginning of year or period	502,343,736	397,812,267	951,397,539	935,523,862
End of year or period	$683,567,469	$502,343,736	$889,185,725	$951,397,539
Undistributed net investment income at end of year or period	$1,345,698	$1,073,237	$2,214,902	$1,782,484

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(3,856,579)	$(1,571,700)	$1,826,855	$2,104,143
Net realized gain	220,980,781	145,962,610	20,698,799	10,213,778
Net change in unrealized appreciation (depreciation)	(45,436,181)	63,349,531	3,469,080	18,552,508
Increase in net assets resulting from operations	171,688,021	207,740,441	25,994,734	30,870,429
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(1,679,901)	(2,884,385)
Net realized gains:
Class A	(39,286,606)	(18,568,725)	—	—
Class B(1)	—	(72,272)	—	—
Class C	(16,396,244)	(8,569,423)	—	—
Class I	(88,794,154)	(38,170,668)	(13,367,952)	(3,991,856)
Class O	(7,534,663)	(3,130,229)	—	—
Class R	(494,182)	(196,119)	—	—
Class R6	(10,688,508)	(7,665,401)	—	—
Class W	(17,017,164)	(4,468,344)	—	—
Total distributions	(180,211,521)	(80,841,181)	(15,047,853)	(6,876,241)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	372,546,527	394,411,686	26,883,375	33,283,021
Reinvestment of distributions	148,941,006	66,887,138	15,047,853	6,876,241
	521,487,533	461,298,824	41,931,228	40,159,262
Cost of shares redeemed	(543,853,808)	(481,120,479)	(85,312,682)	(88,795,600)
Net decrease in net assets resulting from capital share transactions	(22,366,275)	(19,821,655)	(43,381,454)	(48,636,338)
Net increase (decrease) in net assets	(30,889,775)	107,077,605	(32,434,573)	(24,642,150)
NET ASSETS:
Beginning of year or period	1,425,734,617	1,318,657,012	213,084,565	237,726,715
End of year or period	$1,394,844,842	$1,425,734,617	$180,649,992	$213,084,565
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(28,726)	$(1,270,333)	$665,631	$517,181

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$15,544,769	$16,147,235	$(1,924,305)	$(1,314,567)
Net realized gain	220,137,355	136,083,424	136,411,180	94,029,537
Net change in unrealized appreciation (depreciation)	(223,914,299)	(152,212,033)	65,428,576	46,387,065
Increase in net assets resulting from operations	11,767,825	18,626	199,915,451	139,102,035
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,849,819)	(2,510,566)	—	—
Class B(1)	—	(444)	—	—
Class C	(133,215)	(143,622)	—	—
Class I	(10,087,788)	(15,035,565)	—	—
Class O	(554,666)	(525,653)	—	—
Class R	(56,314)	(57,037)	—	—
Class R6	(1,424,285)	(822,868)	—	—
Class W	(534,036)	(839,975)	—	—
Net realized gains:
Class A	(19,353,589)	(11,605,285)	(17,922,275)	(5,119,721)
Class B(1)	—	(7,326)	—	(7,791)
Class C	(3,132,923)	(1,752,949)	(5,232,162)	(1,853,567)
Class I	(89,524,970)	(54,044,756)	(68,075,835)	(9,331,572)
Class O	(6,079,183)	(2,382,085)	—	—
Class R	(649,886)	(324,608)	(387,120)	(99,981)
Class R6	(14,710,779)	(2,833,283)	(23,604,725)	(4,242,756)
Class W	(5,125,353)	(3,510,576)	(7,784,699)	(1,120,053)
Total distributions	(153,216,806)	(96,396,598)	(123,006,816)	(21,775,441)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	178,833,888	287,352,665	755,251,492	320,054,374
Reinvestment of distributions	109,995,312	69,764,708	115,829,940	20,032,476
	288,829,200	357,117,373	871,081,432	340,086,850
Cost of shares redeemed	(611,608,920)	(607,681,471)	(404,418,225)	(222,135,520)
Net increase (decrease) in net assets resulting from capital share transactions	(322,779,720)	(250,564,098)	466,663,207	117,951,330
Net increase (decrease) in net assets	(464,228,701)	(346,942,070)	543,571,842	235,277,924
NET ASSETS:
Beginning of year or period	1,008,580,829	1,355,522,899	953,427,030	718,149,106
End of year or period	$544,352,128	$1,008,580,829	$1,496,998,872	$953,427,030
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(6,894,294)	$(7,799,029)	$(15,498)	$(1,137,269)

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya SMID Cap Growth Fund		Voya U.S. High Dividend Low Volatility Fund
	Year Ended May 31, 2018	December 6, 2016(1) to May 31, 2017	Year Ended May 31, 2018	December 6, 2016(1) to May 31, 2017
FROM OPERATIONS:
Net investment income (loss)	$(61)	$(37)	$865,629	$220,621
Net realized gain	270,694	80,196	837,671	80,410
Net change in unrealized appreciation (depreciation)	163,422	115,365	3,138,447	1,160,391
Increase in net assets resulting from operations	434,055	195,524	4,841,747	1,461,422
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(312)	(2,258)	(12)
Class I	—	(470)	(578,971)	(35,294)
Class R6	—	(470)	—	—
Net realized gains:
Class A	(64,266)	—	(1,253)	—
Class I	(61,160)	—	(331,276)	—
Class R6	(61,160)	—	—	—
Total distributions	(186,586)	(1,252)	(913,758)	(35,306)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	72,030	3,092,656	134,547,489	18,810,985
Reinvestment of distributions	186,586	1,252	913,758	35,306
	258,616	3,093,908	135,461,247	18,846,291
Cost of shares redeemed	(50,808)	(10,028)	(3,175,316)	(1,205,011)
Net increase in net assets resulting from capital share transactions	207,808	3,083,880	132,285,931	17,641,280
Net increase in net assets	455,277	3,278,152	136,213,920	19,067,396
NET ASSETS:
Beginning of year or period	3,278,152	—	19,067,396	—
End of year or period	$3,733,429	$3,278,152	$155,281,316	$19,067,396
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(14)	$(654)	$423,207	$184,926

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
05-31-17	31.07	0.10	5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38	1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02	0.15	0.17	—	2.28	—	2.28	—	31.07	0.68	1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)	4.45	4.42	—	3.84	—	3.84	—	33.18	14.46	1.49	1.30	1.30	(0.10)	66,272	64
05-31-14	29.04	(0.05)	5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95(a)	1.51	1.33	1.33	(0.14)	70,295	133
Class C
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
05-31-17	27.18	(0.14)	4.93	4.79	—	1.64	—	1.64	—	30.33	18.47	2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)	2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)	3.98	3.77	—	3.84	—	3.84	—	29.51	13.70	2.14	1.95	1.95	(0.75)	27,487	64
05-31-14	26.66	(0.21)	4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22(a)	2.16	1.98	1.98	(0.79)	25,390	133
Class I
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
05-31-17	34.05	0.24•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79	1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03	1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10	4.79	4.89	—	3.84	—	3.84	—	36.02	14.85	0.93	0.93	0.93	0.28	27,932	64
05-31-14	30.91	0.08	5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43(a)	0.94	0.94	0.94	0.25	25,934	133
Class R
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
05-31-17	33.74	0.01•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07	1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42	1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29	1.64	1.45	1.45	(0.30)	15	64
05-30-14(4) - 05-31-14	35.05	(0.00)*•	0.00*	0.00*	—	—	—	—	—	35.05	0.00(a)	1.66	1.45	1.45	(1.66)	—**	133
Class R6
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
05-31-17	34.04	0.22•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80	0.87	0.78	0.78	0.63	27,548	76
06-02-15(4) - 05-31-16	36.12	0.18•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72	0.86	0.78	0.78	0.54	50,467	70
Class W
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
05-31-17	33.28	0.20•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66	1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12	0.16	0.28	—	2.28	—	2.28	—	33.28	0.96	1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83	1.14	0.95	0.95	0.26	5,012	64
05-31-14	30.39	0.06	5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37(a)	1.16	0.98	0.98	0.20	2,187	133
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund
Class A
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
05-31-17	11.07	0.23	1.57	1.80	0.23	—	—	0.23	—	12.64	16.44	1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21	(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)	1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62	1.20	1.15	1.15	1.41	523,033	80
05-31-14	12.19	0.15	1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28	1.16	1.14	1.14	1.21	206,215	149
Class C
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
05-31-17	11.04	0.15	1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13	(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10	0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90	1.90	0.79	98,547	80
05-31-14	12.15	0.04	1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50	1.91	1.89	1.89	0.45	95,789	149
Class I
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
05-31-17	11.86	0.29	1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26	(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25	0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79	0.79	1.87	268,092	80
05-31-14	12.84	0.20•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76	0.81	0.79	0.79	1.55	219,822	149
Class O
05-31-18	12.63	0.18	0.61	0.79	0.19	1.16	—	1.35	—	12.07	6.20	1.17	1.10	1.10	1.42	23,595	85
05-31-17	11.06	0.23	1.57	1.80	0.23	—	—	0.23	—	12.63	16.45	1.21	1.10	1.10	1.91	25,049	80
05-31-16	12.18	0.21	(0.85)	(0.64)	0.20	0.28	—	0.48	—	11.06	(5.20)	1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16•	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15	1.15	1.32	30,169	80
05-31-14	12.18	0.15	1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32	1.16	1.14	1.14	1.20	6,780	149
Class R
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18	(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17	0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
05-31-14	12.17	0.12•	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12	1.41	1.34	1.34	1.01	4,263	149
Class R6
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26	(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26	0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
05-31-14	12.84	0.20•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77	0.81	0.78	0.78	1.57	265,510	149
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class W
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24	0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
05-31-14	12.81	0.19	1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62	0.91	0.89	0.89	1.46	46,143	149
Voya MidCap Opportunities Fund
Class A
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)	(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)	3.34	3.23	—	3.07	—	3.07	—	24.05	14.56	1.33	1.32	1.32	(0.47)	367,273	102
05-31-14	22.89	(0.01)	3.26	3.25	—	2.25	—	2.25	—	23.89	14.50	1.34	1.32	1.32	(0.06)	429,055	92
Class C
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)	(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)	2.83	2.58	—	3.07	—	3.07	—	19.98	13.75	2.08	2.07	2.07	(1.22)	127,380	102
05-31-14	20.06	(0.16)	2.82	2.66	—	2.25	—	2.25	—	20.47	13.56	2.09	2.07	2.07	(0.80)	126,640	92
Class I
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)	(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)	3.64	3.61	0.03	3.07	—	3.10	—	26.43	14.92	1.01	0.98	0.98	(0.13)	721,691	102
05-31-14	24.58	0.07	3.52	3.59	—	2.25	—	2.25	—	25.92	14.90	0.96	0.94	0.94	0.33	719,371	92
Class O
05-31-18	23.44	(0.10)	3.02	2.92	—	3.49	—	3.49	—	22.87	13.09	1.26	1.26	1.26	(0.43)	54,156	102
05-31-17	21.52	(0.06)	3.40	3.34	—	1.42	—	1.42	—	23.44	16.28	1.29	1.29	1.29	(0.26)	52,896	88
05-31-16	23.97	(0.08)	(0.35)	(0.43)	—	2.02	—	2.02	—	21.52	(1.47)	1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)	3.33	3.22	—	3.07	—	3.07	—	23.97	14.55	1.33	1.32	1.32	(0.48)	55,859	102
05-31-14	22.84	(0.01)	3.24	3.23	—	2.25	—	2.25	—	23.82	14.44	1.34	1.32	1.32	(0.05)	53,615	92
Class R
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
05-31-17	21.27	(0.11)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18)•	3.32	3.14	0.00*	3.07	—	3.07	—	23.78	14.28	1.58	1.57	1.57	(0.74)	2,329	102
05-31-14	22.79	(0.05)•	3.22	3.17	—	2.25	—	2.25	—	23.71	14.19	1.59	1.57	1.57	(0.22)	1,770	92
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class R6
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
05-31-17	24.10	0.04	3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02	(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04)•	3.69	3.65	0.04	3.07	—	3.11	—	26.48	15.06	0.90	0.88	0.88	(0.14)	114,033	102
05-31-14	24.58	0.10•	3.51	3.61	—	2.25	—	2.25	—	25.94	14.98	0.90	0.88	0.88	0.40	24,448	92
Class W
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
05-31-17	23.76	0.00*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)	(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)	3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81	1.08	1.07	1.07	(0.22)	97,355	102
05-31-14	24.42	0.06	3.48	3.54	—	2.25	—	2.25	—	25.71	14.78	1.09	1.07	1.07	0.23	106,496	92
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
05-31-17	10.31	0.11	1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00	0.85	0.83	0.83	1.03	215,135	61
05-31-14	14.14	0.10	3.01	3.11	0.08	2.53	—	2.61	—	14.64	24.03	0.87	0.87	0.86	0.66	331,340	141
Voya Real Estate Fund
Class A
05-31-18	17.81	0.28•	(0.07)	0.21	0.28	3.31	—	3.59	—	14.43	0.23	1.31	1.30	1.29	1.69	81,475	102
05-31-17	19.40	0.19•	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.81	(0.36)	1.27	1.27	1.27	1.02	136,095	53
05-31-16	19.25	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.40	9.24	1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22	1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36	1.28	1.28	1.28	1.14	225,232	38
05-31-14	17.23	0.18	1.61	1.79	0.37	—	—	0.37	—	18.65	10.65	1.29	1.29	1.29	1.03	266,445	45
Class C
05-31-18	18.80	0.16•	(0.08)	0.08	0.13	3.31	—	3.44	—	15.44	(0.50)	2.06	2.05	2.04	0.90	13,449	102
05-31-17	20.38	0.05•	(0.28)	(0.23)	0.10	1.25	—	1.35	—	18.80	(1.10)	2.02	2.02	2.02	0.27	22,084	53
05-31-16	20.14	0.18	1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44	2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06	1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13	2.03	2.03	2.03	0.25	31,612	38
05-31-14	18.03	0.04	1.70	1.74	0.23	—	—	0.23	—	19.54	9.81	2.04	2.04	2.04	0.27	27,095	45
Class I
05-31-18	19.36	0.37•	(0.09)	0.28	0.34	3.31	—	3.65	—	15.99	0.63	0.92	0.92	0.91	2.02	311,814	102
05-31-17	20.95	0.28•	(0.28)	0.00*	0.34	1.25	—	1.59	—	19.36	0.04	0.90	0.90	0.90	1.37	723,538	53
05-31-16	20.67	0.41	1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64	0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28	1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12	0.91	0.91	0.91	1.30	1,046,021	38
05-31-14	18.50	0.26•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04	0.91	0.91	0.91	1.41	862,733	45
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class O
05-31-18	17.78	0.27	(0.06)	0.21	0.28	3.31	—	3.59	—	14.40	0.26	1.31	1.30	1.29	1.66	28,923	102
05-31-17	19.37	0.19	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.78	(0.35)	1.27	1.27	1.27	1.00	34,063	53
05-31-16	19.22	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.37	9.26	1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23	1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34	1.28	1.28	1.28	1.15	37,484	38
05-31-14	17.21	0.17•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62	1.29	1.29	1.29	1.03	37,173	45
Class R
05-31-18	17.73	0.23•	(0.06)	0.17	0.24	3.31	—	3.55	—	14.35	0.00	1.56	1.55	1.54	1.43	2,965	102
05-31-17	19.33	0.15	(0.27)	(0.12)	0.23	1.25	—	1.48	—	17.73	(0.63)	1.52	1.52	1.52	0.77	4,448	53
05-31-16	19.19	0.30•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00	1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13	1.53	1.53	1.53	0.84	2,801	38
05-31-14	17.19	0.14•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40	1.54	1.54	1.54	0.82	1,408	45
Class R6
05-31-18	19.36	0.37•	(0.08)	0.29	0.35	3.31	—	3.66	—	15.99	0.69	0.86	0.86	0.85	2.12	79,646	102
05-31-17	20.96	0.30•	(0.30)	0.00*	0.35	1.25	—	1.60	—	19.36	0.03	0.86	0.86	0.86	1.47	42,574	53
05-31-16	20.67	0.42	1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76	0.85	0.85	0.85	2.05	20,345	37
07-03-14(4) - 05-31-15	20.11	0.17•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21	0.88	0.86	0.86	0.86	13,575	38
Class W
05-31-18	22.15	0.40•	(0.13)	0.27	0.31	3.31	—	3.62	—	18.80	0.49	1.06	1.05	1.04	1.90	26,081	102
05-31-17	23.75	0.30•	(0.34)	(0.04)	0.31	1.25	—	1.56	—	22.15	(0.16)	1.02	1.02	1.02	1.28	45,779	53
05-31-16	23.22	0.36	1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53	1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96	1.03	1.03	1.03	0.90	82,384	38
05-31-14	20.79	0.26•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91	1.04	1.04	1.04	1.29	165,769	45
Voya SmallCap Opportunities Fund
Class A
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
05-31-17	50.48	(0.19)	9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24	1.40	1.40	1.40	(0.59)	173,844	35
05-31-14	50.19	(0.36)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36	1.41	1.41	1.41	(0.66)	150,897	31
Class C
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
05-31-17	40.53	(0.48)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38	2.15	2.15	2.15	(1.34)	51,696	35
05-31-14	43.06	(0.66)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51	2.16	2.16	2.16	(1.40)	43,118	31
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class I
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
05-31-17	54.36	(0.02)	10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)	(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58	1.10	1.10	1.10	(0.29)	364,320	35
05-31-14	52.86	(0.20)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72	1.17	1.10	1.10	(0.34)	300,880	31
Class R
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
05-31-17	49.74	(0.32)•	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96	1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07	1.66	1.66	1.66	(0.87)	908	31
Class R6
05-31-18	63.33	0.03•	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
05-31-17	54.55	0.07	10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72	0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80	1.02	1.02	1.02	(0.28)	14,096	31
Class W
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
05-31-17	53.72	(0.07)•	10.10	10.03	—	1.52	—	1.52	—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)	(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53	1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67	1.16	1.16	1.16	(0.40)	33,331	31
Voya SMID Cap Growth Fund
Class A
05-31-18	10.63	(0.02)	1.41	1.39	—	0.61	—	0.61	—	11.41	13.26	3.78	1.20	1.20	(0.17)	1,316	103
12-06-16(4) - 05-31-17	10.00	(0.01)	0.64	0.63	0.00*	—	—	0.00*	—	10.63	6.33	3.12	1.20	1.20	(0.19)	1,148	33
Class I
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Class R6
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. High Dividend Low Volatility Fund
Class A
05-31-18	10.74	0.24•	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
05-31-18	10.77	0.31•	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Large-Cap Growth Fund would have been 18.91%, 18.18%, 19.39% and 19.33% on Classes A, C, I and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**
Amount is less than $500.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eight separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), Voya SMID Cap Growth Fund (“SMID Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.
Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
There were no open forward foreign currency contracts for any Fund at May 31, 2018.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2018, Large Cap Value had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2018, Large Cap Value had an average contract amount of  $7,642,703 on purchased futures contracts. There were no open futures contracts for any Fund at May 31, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth MidCap Opportunities Multi-Manager Mid Cap Value SmallCap Opportunities SMID Cap Growth	Large Cap Value Real Estate U.S. High Dividend Low Volatility(1)

(1)
Prior to the April 2018 dividend, the Fund declared and paid dividends, if any, annually.

Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
L. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$631,153,284	$555,586,328
Large Cap Value	784,048,166	885,116,909
MidCap Opportunities	1,399,924,826	1,595,544,651
Multi-Manager Mid Cap Value	54,972,626	108,151,499
Real Estate	814,093,775	1,267,225,674
SmallCap Opportunities	1,437,169,143	1,109,690,482
SMID Cap Growth	3,505,780	3,505,592
U.S. High Dividend Low Volatility	141,991,386	10,135,224

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth(1)	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities(2)	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and0.70% thereafter
Multi-Manager Mid Cap Value	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
SMID Cap Growth	0.85% on all assets
U.S. High Dividend Low Volatility	0.45% on all assets

(1)
Prior to August 1, 2017, the management fee was 0.80% on the first $500 million; 0.775% on the next $500 million; and 0.75% thereafter.

(2)
Prior to January 1, 2018, the management fee was 0.85% on the first $1 billion; 0.80% on the next $500 million, 0.75% on the next $500 million, and 0.70% thereafter.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value. The waiver was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. Termination or modification of this obligation requires approval by the Board. For the year ended May 31, 2018, the Investment Adviser waived $43,095 in management fees for Multi-Manager Mid Cap Value.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*
SMID Cap Growth	Voya Investment Management Co. LLC*
U.S High Dividend Low Volatility	Voya Investment Management Co. LLC*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Large-Cap Growth	0.25%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%	1.00%	0.25%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
SMID Cap Growth	0.25%	N/A	N/A	N/A
U.S. High Dividend Low Volatility	0.25%	N/A	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%. Prior to August 1, 2017, the Distribution Fee and/or Service Fee was 0.35% and the Distributor had contractually agreed to waive 0.10% of the Distribution Fee.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2018, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$15,689	$—
Large Cap Value	10,457	—
MidCap Opportunities	25,638	—
Real Estate	4,599	—
SmallCap Opportunities	12,536	—
SMID Cap Growth	78	—
U.S. High Dividend Low Volatility	62	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$—	$759
Large Cap Value	258	609
MidCap Opportunities	1,324	2,968
Real Estate	407	1,611
SmallCap Opportunities	3	4,472
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Multi-Manager Mid Cap Value	5.78%
	U.S. High Dividend Low Volatility	23.48
Voya Institutional Trust Company	Real Estate	13.21
Voya Investment Management Co. LLC	SMID Cap Growth	96.98
Voya Retirement Insurance and Annuity Company	Real Estate	6.87
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	8.74
	U.S. High Dividend Low Volatility	23.35
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	12.57
	U.S. High Dividend Low Volatility	11.77
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	13.09
	U.S. High Dividend Low Volatility	8.76
Voya Solution Income Portfolio	U.S. High Dividend Low Volatility	9.22
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	16.88
	U.S. High Dividend Low Volatility	8.78
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended May 31, 2018, Large-Cap Growth engaged in such transactions totaling $114,530,334 in purchases.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
As of May 31, 2018, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Large-Cap Growth	Transfer Agent fee	$735,458
Large Cap Value	Transfer Agent Fee	390,587
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	1.25%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	1.35%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.90%	N/A	N/A	N/A	N/A
Real Estate(1)	1.30%	2.05%	0.95%	1.30%	1.55%	0.86%	1.05%
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	1.75%	1.05%	1.25%
SMID Cap Growth	1.20%	N/A	0.95%	N/A	N/A	0.93%	N/A
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	N/A	N/A	N/A

(1)
Prior to January 1, 2018, the expense limits for Real Estate were 1.35%, 2.10%, 1.00%, 1.35%, 1.60% and 1.10% for Class A, Class C, Class I, Class O, Class R and Class W, respectively.

Pursuant to side letter agreements, through October 1, 2018, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Large-Cap Growth(1)	1.04%	1.79%	0.66%	N/A	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	1.10%	1.35%	0.74%	0.85%
MidCap Opportunities(2)	1.31%	2.06%	0.98%	1.31%	1.56%	0.88%	1.06%

(1)
Prior to August 1, 2017, the side letter agreement expense limits for Large-Cap Growth were 1.14%, 1.89%, 0.79%, 1.39%, 0.78% and 0.89% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	May 31,
	2019	2020	2021	Total
Large-Cap Growth	$229,457	$351,438	$62,355	$643,250
Large Cap Value	587,158	548,396	517,730	1,653,284
MidCap Opportunities	508	—	—	508
SMID Cap Growth	—	29,387	90,940	120,327
U.S. High Dividend Low Volatility	—	43,602	73,066	116,668
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2018, are as follows:
	May 31,
	2019	2020	2021	Total
Large-Cap Growth
Class A	$76,912	$75,055	$6,526	$158,493
Class C	34,535	35,128	2,460	72,123
Class I	280,129	454,392	172,502	907,023
Class R	760	850	112	1,722
Class W	8,062	12,219	1,530	21,811
Large Cap Value
Class A	198,073	220,947	65,508	484,528
Class C	36,324	36,332	9,564	82,220
Class I	104,590	105,293	61,370	271,253
Class O	11,482	13,027	3,986	28,495
Class R	34	104	—	138
Class W	13,742	7,616	2,737	24,095
MidCap Opportunities
Class I	150,131	—	—	150,131
Real Estate
Class A	—	—	5,368	5,368
Class C	—	—	941	941
Class O	—	—	1,763	1,763
Class R	—	—	181	181
Class W	—	—	1,690	1,690
U.S. High Dividend Low Volatility
Class A	—	107	577	684

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENTS (continued)

The expense limitation agreements are contractual through October 1, 2018 (except for Real Estate Classes A, C, I, O, R and W, SMID Cap Growth and U.S. High Dividend Low Volatility, which are through October 1, 2019) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	13	$7,802,846	2.37%
Large Cap Value	12	5,759,499	2.48
MidCap Opportunities	14	14,454,786	2.18
Multi-Manager Mid Cap Value	6	1,206,833	2.16
Real Estate	15	6,426,733	2.30
SmallCap Opportunities	7	17,962,857	2.42
U.S. High Dividend Low Volatility(1)	2	719,000	2.54

(1)
At May 31, 2018 U.S. High Dividend Low Volatility had an outstanding balance of  $612,000.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
5/31/2018	206,489	—	98,408	(385,995)	—	(81,098)	7,693,971	—	3,654,865	(14,335,914)	—	(2,987,078)
5/31/2017	329,461	—	96,272	(518,195)	1,701	(90,761)	10,846,925	—	2,959,397	(16,595,960)	58,371	(2,731,267)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	1,042	—	403	(10,788)	(1,964)	(11,307)	27,924	—	10,774	(305,948)	(58,371)	(325,621)
Class C
5/31/2018	154,894	—	57,784	(183,919)	—	28,759	4,948,062	—	1,828,874	(5,892,694)	—	884,242
5/31/2017	116,503	—	55,667	(435,740)	—	(263,570)	3,240,636	—	1,480,738	(12,400,304)	—	(7,678,930)
Class I
5/31/2018	5,322,632	—	649,459	(3,200,057)	—	2,772,034	217,335,945	—	26,647,325	(131,265,556)	—	112,717,714
5/31/2017	3,630,502	—	362,946	(1,806,392)	—	2,187,056	131,934,113	—	12,253,066	(63,646,378)	—	80,540,801
Class R
5/31/2018	9,121	—	884	(5,524)	—	4,481	376,303	—	35,933	(225,993)	—	186,243
5/31/2017	9,298	—	1,039	(19,020)	—	(8,683)	322,811	—	34,818	(651,548)	—	(293,919)
Class R6
5/31/2018	636,149	—	61,548	(404,952)	—	292,745	25,526,476	—	2,524,679	(16,844,726)	—	11,206,429
5/31/2017	370,245	—	72,141	(1,212,507)	—	(770,121)	12,809,316	—	2,434,764	(43,094,043)	—	(27,849,963)
Class W
5/31/2018	66,901	—	23,869	(130,835)	—	(40,065)	2,650,767	—	954,763	(5,297,862)	—	(1,692,332)
5/31/2017	284,981	—	16,596	(78,046)	—	223,531	9,893,112	—	547,016	(2,647,304)	—	7,792,824

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large Cap Value
Class A
5/31/2018	605,619	—	3,135,568	(5,028,609)	—	(1,287,422)	7,608,103	—	38,612,288	(63,673,551)	—	(17,453,160)
5/31/2017	1,234,090	—	637,556	(6,360,944)	21,105	(4,468,193)	14,839,644	—	7,486,040	(76,100,301)	265,709	(53,508,908)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	699	—	1,972	(221,228)	(21,155)	(239,712)	8,400	—	22,967	(2,662,721)	(265,709)	(2,897,063)
Class C
5/31/2018	94,080	—	424,553	(1,139,055)	—	(620,422)	1,175,535	—	5,207,430	(14,304,618)	—	(7,921,653)
5/31/2017	153,085	—	60,636	(2,015,208)	—	(1,801,487)	1,829,579	—	709,912	(23,791,447)	—	(21,251,956)
Class I
5/31/2018	3,075,064	—	1,684,509	(3,549,817)	—	1,209,756	42,019,160	—	22,418,268	(48,182,052)	—	16,255,376
5/31/2017	2,586,050	—	354,102	(4,793,300)	—	(1,853,148)	33,310,190	—	4,458,246	(60,305,628)	—	(22,537,192)
Class O
5/31/2018	297,924	—	3,750	(330,519)	—	(28,845)	3,701,703	—	46,091	(4,161,461)	—	(413,667)
5/31/2017	119,552	—	636	(379,594)	—	(259,406)	1,424,659	—	7,471	(4,512,029)	—	(3,079,899)
Class R
5/31/2018	49,887	—	32,594	(169,964)	—	(87,483)	626,125	—	400,659	(2,142,041)	—	(1,115,257)
5/31/2017	81,304	—	5,974	(143,199)	—	(55,921)	961,578	—	70,173	(1,687,416)	—	(655,665)
Class R6
5/31/2018	3,776,828	—	1,411,943	(6,075,411)	—	(886,640)	50,645,065	—	18,767,309	(81,170,718)	—	(11,758,344)
5/31/2017	4,659,497	—	279,682	(5,478,616)	—	(539,437)	61,168,912	—	3,506,690	(69,520,130)	—	(4,844,528)
Class W
5/31/2018	132,829	—	127,180	(519,908)	—	(259,899)	1,805,819	—	1,688,557	(6,989,371)	—	(3,494,995)
5/31/2017	620,890	—	23,942	(550,181)	—	94,651	8,194,287	—	302,218	(6,963,311)	—	1,533,194
MidCap Opportunities
Class A
5/31/2018	1,621,200	—	1,380,188	(4,748,322)	—	(1,746,934)	37,568,998	—	30,446,935	(110,802,849)	—	(42,786,916)
5/31/2017	2,663,053	—	724,600	(4,093,594)	10,054	(695,887)	59,487,631	—	15,238,341	(90,007,775)	231,849	(15,049,954)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	809	—	3,459	(86,516)	(12,628)	(94,876)	13,848	—	58,077	(1,533,232)	(231,849)	(1,693,156)
Class C
5/31/2018	497,546	—	923,154	(1,940,462)	—	(519,762)	8,883,057	—	15,305,882	(34,939,068)	—	(10,750,129)
5/31/2017	761,500	—	400,869	(2,356,647)	—	(1,194,278)	13,299,010	—	6,670,452	(42,053,830)	—	(22,084,368)
Class I
5/31/2018	7,486,744	—	3,048,451	(8,653,116)	—	1,882,079	198,868,902	—	77,034,348	(229,584,594)	—	46,318,656
5/31/2017	8,116,100	—	1,408,994	(11,375,441)	—	(1,850,347)	200,710,763	—	33,252,268	(280,301,929)	—	(46,338,898)
Class O
5/31/2018	387,633	—	12,175	(288,750)	—	111,058	8,674,605	—	267,368	(6,749,270)	—	2,192,703
5/31/2017	210,982	—	5,132	(331,918)	—	(115,804)	4,500,419	—	107,515	(7,298,095)	—	(2,690,161)
Class R
5/31/2018	29,336	—	17,182	(31,410)	—	15,108	659,473	—	370,276	(724,097)	—	305,652
5/31/2017	54,203	—	7,442	(14,247)	—	47,398	1,172,940	—	153,754	(306,795)	—	1,019,899
Class R6
5/31/2018	3,403,314	—	347,477	(4,848,607)	—	(1,097,816)	90,703,576	—	8,829,379	(131,001,678)	—	(31,468,723)
5/31/2017	2,288,558	—	292,922	(1,315,547)	—	1,265,933	56,320,124	—	6,942,252	(32,661,073)	—	30,601,303
Class W
5/31/2018	1,036,438	—	670,153	(1,153,217)	—	553,374	27,187,916	—	16,686,818	(30,052,252)	—	13,822,482
5/31/2017	2,445,683	—	191,527	(1,107,608)	—	1,529,602	58,906,951	—	4,464,479	(26,957,750)	—	36,413,680

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager Mid Cap Value
Class I
5/31/2018	2,258,274	—	1,276,323	(7,196,912)	—	(3,662,315)	26,883,375	—	15,047,853	(85,312,682)	—	(43,381,454)
5/31/2017	3,036,160	—	615,049	(7,968,417)	—	(4,317,208)	33,283,021	—	6,876,241	(88,795,600)	—	(48,636,338)
Real Estate
Class A
5/31/2018	1,120,655	—	1,150,759	(4,267,508)	—	(1,996,094)	18,030,201	—	17,933,568	(70,379,858)	—	(34,416,089)
5/31/2017	2,154,102	—	668,432	(4,921,965)	825	(2,098,606)	41,408,706	—	12,190,360	(91,481,220)	14,840	(37,867,314)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	373	—	338	(11,936)	(817)	(12,042)	6,871	—	6,231	(228,299)	(14,840)	(230,037)
Class C
5/31/2018	96,294	—	162,379	(562,322)	—	(303,649)	1,610,197	—	2,693,605	(9,673,702)	—	(5,369,900)
5/31/2017	141,290	—	78,333	(494,824)	—	(275,201)	2,923,453	—	1,497,421	(9,671,934)	—	(5,251,060)
Class I
5/31/2018	4,953,011	—	3,890,920	(26,720,979)	—	(17,877,048)	87,255,688	—	67,158,553	(476,764,434)	—	(322,350,193)
5/31/2017	8,522,863	—	2,484,245	(21,515,648)	—	(10,508,540)	176,022,874	—	49,228,282	(438,657,666)	—	(213,406,510)
Class O
5/31/2018	454,349	—	11,051	(372,743)	—	92,657	6,947,587	—	171,384	(5,874,040)	—	1,244,931
5/31/2017	226,286	—	3,832	(268,179)	—	(38,061)	4,195,562	—	69,716	(5,051,587)	—	(786,309)
Class R
5/31/2018	98,868	—	23,984	(167,138)	—	(44,286)	1,588,160	—	371,513	(2,756,361)	—	(796,688)
5/31/2017	129,978	—	12,306	(116,655)	—	25,629	2,478,576	—	222,771	(2,173,344)	—	528,003
Class R6
5/31/2018	3,131,307	—	940,321	(1,290,033)	—	2,781,595	59,992,011	—	16,135,065	(22,587,277)	—	53,539,799
5/31/2017	2,200,504	—	185,019	(1,157,592)	—	1,227,931	46,403,212	—	3,656,151	(22,662,308)	—	27,397,055
Class W
5/31/2018	165,682	—	274,562	(1,119,572)	—	(679,328)	3,410,044	—	5,531,624	(23,573,248)	—	(14,631,580)
5/31/2017	598,160	—	127,946	(1,640,696)	—	(914,590)	13,913,411	—	2,893,776	(37,755,113)	—	(20,947,926)
SmallCap Opportunities
Class A
5/31/2018	421,039	—	263,638	(823,679)	—	(139,002)	25,144,978	—	15,346,384	(49,390,509)	—	(8,899,147)
5/31/2017	652,586	—	81,151	(970,779)	638	(236,404)	36,184,908	—	4,482,798	(53,130,493)	37,421	(12,425,366)
Class B(1)
5/31/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2017	28	—	149	(5,640)	(803)	(6,266)	1,234	—	6,547	(251,086)	(37,421)	(280,726)
Class C
5/31/2018	56,251	—	114,064	(495,037)	—	(324,722)	2,626,836	—	5,095,226	(23,066,182)	—	(15,344,120)
5/31/2017	159,090	—	35,577	(373,476)	—	(178,809)	6,978,571	—	1,560,401	(16,711,696)	—	(8,172,724)
Class I
5/31/2018	8,707,999	—	1,012,339	(3,880,625)	—	5,839,713	568,400,868	—	64,344,231	(254,656,699)	—	378,088,400
5/31/2017	2,427,444	—	143,221	(1,672,627)	—	898,038	144,074,435	—	8,550,313	(98,257,104)	—	54,367,644
Class R
5/31/2018	21,859	—	4,919	(23,698)	—	3,080	1,276,759	—	280,396	(1,377,787)	—	179,368
5/31/2017	29,579	—	1,349	(25,415)	—	5,513	1,608,516	—	73,310	(1,368,354)	—	313,472
Class R6
5/31/2018	2,143,778	—	361,080	(778,407)	—	1,726,451	140,950,441	—	23,101,907	(51,149,390)	—	112,902,958
5/31/2017	1,251,467	—	70,760	(593,570)	—	728,657	74,763,468	—	4,242,756	(35,500,202)	—	43,506,022
Class W
5/31/2018	261,401	—	122,198	(382,000)	—	1,599	16,851,610	—	7,661,796	(24,777,658)	—	(264,252)
5/31/2017	947,550	—	18,931	(286,774)	—	679,707	56,443,242	—	1,116,351	(16,916,585)	—	40,643,008

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SMID Cap Growth
Class A
5/31/2018	6,359	—	5,800	(4,686)	—	7,473	72,030	—	64,266	(50,808)	—	85,488
12/6/2016(2) - 5/31/2017	108,840	—	32	(939)	—	107,933	1,092,636	—	312	(10,028)	—	1,082,920
Class I
5/31/2018	—	—	5,505	—	—	5,505	—	—	61,161	—	—	61,161
12/6/2016(2) - 5/31/2017	100,001	—	47	—	—	100,048	1,000,010	—	470	—	—	1,000,480
Class R6
5/31/2018	—	—	5,505	—	—	5,505	—	—	61,159	—	—	61,159
12/6/2016(2) - 5/31/2017	100,001	—	47	—	—	100,048	1,000,010	—	470	—	—	1,000,480
U.S. High Dividend Low Volatility
Class A
5/31/2018	10,489	—	307	(3,003)	—	7,793	117,910	—	3,510	(34,063)	—	87,357
12/6/2016(2) - 5/31/2017	3,527	—	1	—	—	3,528	37,031	—	12	—	—	37,043
Class I
5/31/2018	11,853,233	—	79,339	(271,693)	—	11,660,879	134,429,579	—	910,248	(3,141,253)	—	132,198,574
12/6/2016(2) - 5/31/2017	1,877,395	—	3,484	(114,072)	—	1,766,807	18,773,954	—	35,294	(1,205,011)	—	17,604,237

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2018:
Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$420,158	$(420,158)	$—
BMO Capital Markets Corp	73,384	(73,384)	—
Citadel Clearing LLC	451,517	(451,517)	—
Credit Suisse Securities (USA) LLC	401,906	(401,906)	—
Deutsche Bank Securities Inc.	768,288	(768,288)	—
J.P. Morgan Securities LLC	1,946	(1,946)	—

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	199,921	(199,921)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	50,996	(50,996)	—
Morgan Stanley & Co. LLC	348,167	(348,167)	—
National Financial Services LLC	107,373	(107,373)	—
Nomura Securities International, Inc.	104,335	(104,335)	—
Scotia Capital (USA) INC	64,820	(64,820)	—
SG Americas Securities, LLC	23,200	(23,200)	—
UBS Securities LLC.	135,976	(135,976)	—
Total	$3,151,987	$(3,151,987)	$—

(1)
Collateral with a fair value of  $3,236,167 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$19,435	$(19,435)	$—
Citigroup Global Markets Inc.	8,366,882	(8,366,882)	—
Credit Suisse Securities (USA) LLC	91,458	(91,458)	—
Deutsche Bank Securities Inc.	5,286,990	(5,286,990)	—
Goldman, Sachs & Co. LLC	4,388,095	(4,388,095)	—
Industrial And Commercial Bank Of China	8,660	(8,660)	—
J.P. Morgan Securities LLC	6,488,738	(6,488,738)	—
Janney Montgomery Scott LLC	517,489	(517,489)	—
Jefferies LLC	23,465,291	(23,465,291)	—
Morgan Stanley & Co. LLC	4,603,772	(4,603,772)	—
National Financial Services LLC	224,840	(224,840)	—
Natixis Securities America LLC	30,450	(30,450)	—
Nomura Securities International, Inc.	366,484	(366,484)	—
RBC Dominion Securities Inc	6,709,524	(6,709,524)	—
Scotia Capital (USA) INC	420,563	(420,563)	—
SG Americas Securities, LLC	3,065,515	(3,065,515)	—
TD Prime Services LLC	538,516	(538,516)	—
UBS AG	3,576,845	(3,576,845)	—
UBS Securities LLC.	21,599	(21,599)	—
Total	$68,191,146	$(68,191,146)	$—

(1)
Collateral with a fair value of  $69,867,567 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SMID Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$24,684	$(24,684)	$—
J.P. Morgan Securities LLC	15,456	(15,456)	—
Jefferies LLC	70,615	(70,615)	—
Scotia Capital (USA) INC	50,639	(50,639)	—
Total	$161,394	$(161,394)	$—

(1)
Collateral with a fair value of  $165,043 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
US High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$581,395	$(581,395)	$—
Total	$581,395	$(581,395)	$—

(1)
Collateral with a fair value of  $594,083 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of May 31, 2018:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Large-Cap Growth	$—	$8	$(8)
Large Cap Value	—	990,856	(990,856)
MidCap Opportunities	—	5,098,186	(5,098,186)
Multi-Manager Mid Cap Value	—	1,496	(1,496)
Real Estate(1)	45,000,000(2)	89	(45,000,089)
SmallCap Opportunities	—	3,046,076	(3,046,076)
SMID Cap Growth	—	701	(701)
U.S. High Dividend Low Volatility	—	(46,119)	46,119

(1)
As of the Fund’s tax year ended December 31, 2017.

(2)
Amount relates to equalization.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$7,971,676	$29,009,916	$2,461,593	$18,182,036
Large Cap Value	17,024,182	78,218,237	18,181,483	—
MidCap Opportunities	75,188,699	105,022,822	1,490,666	79,350,515
Multi-Manager Mid Cap Value	1,793,913	13,253,940	2,884,385	3,991,856
Real Estate(1)	20,232,783	181,262,103(2)	22,614,402	82,927,098
SmallCap Opportunities	22,933,038	100,073,778	—	21,775,441
SMID Cap Growth	186,540	46	1,252	—
U.S. High Dividend Low Volatility	911,630	2,128	35,306	—

(1)
Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2017 and December 31, 2016.

(2)
Includes $45,000,000 of equalization.

The tax-basis components of distributable earnings as of May 31, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Large-Cap Growth	$14,201,493	$13,776,160	$163,888,078
Large Cap Value	2,272,563	34,427,132	119,079,265
MidCap Opportunities	42,662,790	90,501,515	155,381,557
Multi-Manager Mid Cap Value	1,465,381	16,440,027	24,066,471
Real Estate(1)	—	43,099,555	189,087,444
SmallCap Opportunities	30,710,667	42,634,638	151,224,747
SMID Cap Growth	83,705	85,954	272,725
U.S. High Dividend Low Volatility	411,457	619,895	4,322,839

(1)
As of the Fund’s tax year ended December 31, 2017.

At May 31, 2018, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 13 — LITIGATION
On September 24, 2012, certain funds, including Large Cap Value Fund (the “Subject Fund”), was officially served and included as a shareholder defendant (“Shareholder
Defendant”) in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al., (the “Fitzsimons Action” and/or the “Actual Fraudulent Action”). The Fitzsimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In the Fitzsimons Action, the plaintiff alleges that the Tribune Company acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the plaintiff must prove that the Tribune Company — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the plaintiff need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering their shares is not a defense to the plaintiff’s actual fraud claim.
In addition to the Fitzsimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the Fitzsimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered the Tribune Company insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases be transferred to the Southern District of New York (the “New York Court”).
On November 6, 2012, the defendant submitted a threshold motion to dismiss the State Law Constructive Fraudulent Transfer Cases, which was granted on September 23, 2013, meaning that the State Law Constructive Fraudulent Transfer Cases cannot go forward unless successfully appealed. Before the State Law Constructive Fraudulent Transfer Cases were dismissed, the threshold for defendants in the case was set at

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 13 — LITIGATION (continued)

$100,000. On December 20, 2013, the plaintiffs in the State Law Constructive Fraudulent Transfer Cases filed their appeal of the motion to dismiss with the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. In reaching its determination, the Second Circuit held that section 546(e) of the Bankruptcy Code barred the creditor state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit. On July 22, 2016, the Second Circuit denied the plaintiffs’ motion and the plaintiffs filed a petition for a writ of certiorari in the Supreme Court on September 9, 2016. The defendants filed their opposition to the petition on October 24, 2016 to which the plaintiffs filed a reply on November 4, 2016.
On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit Court of Appeals or the United States District Court for the Southern District of New York to consider, among other things, whether the Court of Appeals March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs filed a motion in the Court of Appeals asking the Court to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants, filed an opposition the motion on April 20, 2018. On April 27, 2018, the plaintiffs filed a reply in support of their motion. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order does not provide any specific timing for, or guidance on, next steps, but it is possible that the Second Circuit may request additional proceedings on the merits.
Procedural History of the Fitzsimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the Fitzsimons Action was transferred to the New York Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the Fitzsimons Action would remain with the New York Court. On May 23, 2014, a Motion to Dismiss the Fitzsimons Action, as it applies to the Subject Fund, was filed. On July 3, 2014, a reply to the Motion in Opposition was filed. In late September 2015, the Plaintiffs wrote to the judge asking him to lift the current stay on discovery so that they could take written discovery from certain defendants (not the shareholders). On October 15, 2015, the judge denied the Plaintiffs’ request on the grounds that he “intends to issue opinions resolving several of the pending motions to dismiss shortly.” On
January 6, 2017, the Motion to Dismiss was granted and the Subject Fund is no longer a defendant in the Fitzsimons Action. The plaintiffs may appeal to the Second Circuit Court of Appeals. Because of a procedural issue, the plaintiff cannot automatically appeal the decision, but must first obtain permission from the judge. On February 1, 2017, the plaintiff sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the district court issued an order stating that it intends to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the Shareholder Defendants) are resolved. As of June 14, 2018, the District Court had not yet ruled on the other pending motions to dismiss.
On July 18, 2017, the plaintiff sought permission from the district court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim. On July 28, 2017, the Shareholder Defendants, including the Subject Fund acting through counsel submitted a letter opposing the plaintiff’s request on the grounds that additional amendments at this late date would prejudice the Shareholder Defendants and result in undue delay in resolving the case. On August 24, 2017, the District Court denied the request without prejudice. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition. On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it will be preferable to hold off until there is a further ruling from the Second Circuit in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to try to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter which voiced general support for a broad based mediation effort. The District Court has not yet responded to the parties’ submission.
Potential Exposure
For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the Fitzsimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340).
The Subject Fund believes the claims raised in the actions are without merit and intends to vigorously defend against them.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2018 (continued)

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to May 31, 2018, the following Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0431	July 3, 2018	June 29, 2018
Class C	$0.0193	July 3, 2018	June 29, 2018
Class I	$0.0535	July 3, 2018	June 29, 2018
Class O	$0.0431	July 3, 2018	June 29, 2018
Class P3	$0.0541	July 3, 2018	June 29, 2018
Class R	$0.0369	July 3, 2018	June 29, 2018
Class R6	$0.0541	July 3, 2018	June 29, 2018
Class W	$0.0503	July 3, 2018	June 29, 2018
Real Estate
Class A	$0.0995	July 3, 2018	June 29, 2018
Class C	$0.0688	July 3, 2018	June 29, 2018
	Per Share Amount	Payable Date	Record Date
Real Estate (continued)
Class I	$0.1133	July 3, 2018	June 29, 2018
Class O	$0.1002	July 3, 2018	June 29, 2018
Class P3	$0.1097	July 3, 2018	June 29, 2018
Class R	$0.0904	July 3, 2018	June 29, 2018
Class R6	$0.1161	July 3, 2018	June 29, 2018
Class W	$0.1068	July 3, 2018	June 29, 2018
U.S. High Dividend Low Volatility
Class A	$0.0336	July 3, 2018	June 29, 2018
Class I	$0.0401	July 3, 2018	June 29, 2018
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Consumer Discretionary: 18.2%
25,916 (1)	Amazon.com, Inc.	$42,233,232	6.2
18,116 (1)	Autozone, Inc.	11,763,081	1.7
99,566	Brunswick Corp.	6,332,397	0.9
68,636 (1)	Burlington Stores, Inc.	10,038,015	1.5
327,187	Comcast Corp. – Class A	10,201,691	1.5
97,256 (1)	Dollar Tree, Inc.	8,032,373	1.2
28,154	Domino’s Pizza, Inc.	7,080,168	1.0
117,072	Home Depot, Inc.	21,839,782	3.2
150,170	Tapestry, Inc.	6,565,432	1.0
		124,086,171	18.2
	Consumer Staples: 6.4%
220,194	Altria Group, Inc.	12,273,613	1.8
182,579	Church & Dwight Co., Inc.	8,572,084	1.3
254,892 (1)	Monster Beverage Corp.	13,040,275	1.9
95,756	PepsiCo, Inc.	9,599,539	1.4
		43,485,511	6.4
	Energy: 0.8%
39,400 (1)	Concho Resources, Inc./ Midland TX	5,410,014	0.8
	Financials: 3.3%
212,313	Progressive Corp.	13,182,514	1.9
48,107	S&P Global, Inc.	9,501,133	1.4
		22,683,647	3.3
	Health Care: 10.9%
431,036 (1)	Boston Scientific Corp.	13,099,184	1.9
92,194	Johnson & Johnson	11,028,246	1.6
55,499	Thermo Fisher Scientific, Inc.	11,558,777	1.7
76,979	UnitedHealth Group, Inc.	18,591,198	2.7
67,436 (1)	Vertex Pharmaceuticals, Inc.	10,385,144	1.5
120,930	Zoetis, Inc.	10,121,841	1.5
		74,784,390	10.9
	Industrials: 12.2%
91,559	Ametek, Inc.	6,686,554	1.0
53,001	Boeing Co.	18,664,832	2.7
153,403	Delta Air Lines, Inc.	8,291,432	1.2
109,496	Ingersoll-Rand PLC - Class A	9,585,280	1.4
57,011	L3 Technologies, Inc.	11,306,992	1.7
54,170	Parker Hannifin Corp.	9,257,653	1.4
181,588	Waste Management, Inc.	15,019,143	2.2
41,502 (1)	XPO Logistics, Inc.	4,368,086	0.6
		83,179,972	12.2
	Information Technology: 40.2%
58,086 (1)	Adobe Systems, Inc.	14,479,678	2.1
31,424 (1)	Alphabet, Inc. - Class A	34,566,400	5.1
6,420 (1)	Alphabet, Inc. - Class C	6,965,636	1.0
187,265	Apple, Inc.	34,994,211	5.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
63,252 (1)	Facebook, Inc.	$12,130,469	1.8
120,929	Fidelity National Information Services, Inc.	12,361,362	1.8
149,306 (1)	Fiserv, Inc.	10,839,616	1.6
47,063	Intuit, Inc.	9,487,901	1.4
56,730	Lam Research Corp.	11,242,751	1.6
117,700	Mastercard, Inc. - Class A	22,377,124	3.3
486,925	Microsoft Corp.	48,127,667	7.0
53,504 (1)	Palo Alto Networks, Inc.	11,133,647	1.6
44,851 (1)	Red Hat, Inc.	7,284,699	1.1
133,350 (1)	Salesforce.com, Inc.	17,246,156	2.5
100,956	Texas Instruments, Inc.	11,297,986	1.7
52,103 (1)	VMware, Inc.	7,163,120	1.0
31,710	Other Securities	3,403,751	0.5
		275,102,174	40.2
	Materials: 3.4%
129,672 (1)	Berry Plastics Group, Inc.	6,261,861	0.9
162,115 (1)	Crown Holdings, Inc.	7,026,064	1.0
55,363	Packaging Corp. of America	6,505,153	1.0
114,190	Other Securities	3,650,654	0.5
		23,443,732	3.4
	Real Estate: 2.2%
66,976	American Tower Corp.	9,267,469	1.3
14,807	Equinix, Inc.	5,876,158	0.9
		15,143,627	2.2
	Total Common Stock (Cost $501,451,687)	667,319,238	97.6
SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
13,631,604 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $13,631,604)	13,631,604	2.0
	Total Short-Term Investments (Cost $13,631,604)	13,631,604	2.0
	Total Investments in Securities (Cost $515,083,291)	$680,950,842	99.6
	Assets in Excess of Other Liabilities	2,616,627	0.4
	Net Assets	$683,567,469	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2018 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$667,319,238	$—	$—	$667,319,238
Short-Term Investments	13,631,604	—	—	13,631,604
Total Investments, at fair value	$680,950,842	$—	$—	$680,950,842

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $517,062,764.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$171,752,349
Gross Unrealized Depreciation	(7,864,271)
Net Unrealized Appreciation	$163,888,078

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Consumer Discretionary: 7.3%
180,941	CBS Corp. - Class B	$9,113,998	1.0
306,800	Gap, Inc.	8,584,264	1.0
109,713	Lowe’s Cos, Inc.	10,423,832	1.2
122,228	Ralph Lauren Corp.	16,449,444	1.8
303,404	Tapestry, Inc.	13,264,823	1.5
70,984	Other Securities	6,920,940	0.8
		64,757,301	7.3
	Consumer Staples: 6.9%
352,871	Coca-Cola Co.	15,173,453	1.7
410,071	Mondelez International, Inc.	16,103,488	1.8
202,680	Procter & Gamble Co.	14,830,096	1.7
188,204	Walmart, Inc.	15,534,358	1.7
		61,641,395	6.9
	Energy: 11.8%
157,713	Anadarko Petroleum Corp.	11,008,367	1.2
208,830	Chevron Corp.	25,957,569	2.9
102,364	EOG Resources, Inc.	12,059,503	1.4
304,570	Halliburton Co.	15,149,312	1.7
209,433	Occidental Petroleum Corp.	17,634,259	2.0
215,760	Royal Dutch Shell PLC - Class A ADR	15,012,581	1.7
226,247	Other Securities	7,819,096	0.9
		104,640,687	11.8
	Financials: 26.0%
141,757	Comerica, Inc.	13,366,268	1.5
243,620	Discover Financial Services	17,993,773	2.0
86,560	Evercore, Inc.	9,036,864	1.0
370,017	Hartford Financial Services Group, Inc.	19,362,990	2.2
269,332	Intercontinental Exchange, Inc.	19,092,945	2.1
411,427	JPMorgan Chase & Co.	44,026,803	5.0
1,115,304	Keycorp	21,681,510	2.4
353,443	Lazard Ltd.	18,181,108	2.0
363,739	Morgan Stanley	18,237,873	2.1
133,269	PNC Financial Services Group, Inc.	19,112,107	2.2
123,097	Reinsurance Group of America, Inc.	18,395,616	2.1
229,581	Zions Bancorp.	12,583,335	1.4
		231,071,192	26.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 13.0%
365,776	AstraZeneca PLC ADR	$13,544,685	1.5
168,285	Baxter International, Inc.	11,921,310	1.3
183,628	Gilead Sciences, Inc.	12,376,527	1.4
269,549	Johnson & Johnson	32,243,451	3.6
913,598	Pfizer, Inc.	32,825,576	3.7
53,750	UnitedHealth Group, Inc.	12,981,163	1.5
		115,892,712	13.0
	Industrials: 7.7%
170,465	BWX Technologies, Inc.	11,376,834	1.3
77,504	Deere & Co.	11,587,623	1.3
74,491	General Dynamics Corp.	15,025,580	1.7
108,049	Hubbell, Inc.	11,635,797	1.3
233,761	Timken Co.	11,056,895	1.2
63,673 (1)	Other Securities	7,699,976	0.9
		68,382,705	7.7
	Information Technology: 9.8%
565,779	Cisco Systems, Inc.	24,164,421	2.7
350,214	Intel Corp.	19,331,813	2.2
42,141	Lam Research Corp.	8,351,503	1.0
127,150	Microsoft Corp.	12,567,506	1.4
213,178	NetApp, Inc.	14,564,321	1.6
76,009	Other Securities	8,158,806	0.9
		87,138,370	9.8
	Materials: 2.8%
278,612	DowDuPont, Inc.	17,861,815	2.0
133,115	Other Securities	6,626,465	0.8
		24,488,280	2.8
	Real Estate: 4.4%
119,016	Crown Castle International Corp.	12,395,516	1.4
245,654	Highwoods Properties, Inc.	11,749,631	1.3
166,187	Other Securities	15,035,501	1.7
		39,180,648	4.4
	Telecommunication Services: 2.3%
436,949	Verizon Communications, Inc.	20,829,359	2.3
	Utilities: 6.9%
249,721	Ameren Corp.	14,780,986	1.7
163,916	American Electric Power Co., Inc.	11,138,092	1.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
480,526	Exelon Corp.	$19,888,971	2.2
93,925	NextEra Energy, Inc.	15,573,705	1.7
		61,381,754	6.9
	Total Common Stock (Cost $758,019,692)	879,404,403	98.9
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
2,055,574 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $2,055,574)	2,055,574	0.2
	Total Short-Term Investments (Cost $2,055,574)	2,055,574	0.2

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $760,075,266)	$881,459,977	99.1
Assets in Excess of Other Liabilities	7,725,748	0.9
Net Assets	$889,185,725	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$879,404,403	$—	$—	$879,404,403
Short-Term Investments	2,055,574	—	—	2,055,574
Total Investments, at fair value	$881,459,977	$—	$—	$881,459,977

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$335,569
Total	$335,569

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $762,385,192.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$143,805,079
Gross Unrealized Depreciation	(24,725,814)
Net Unrealized Appreciation	$119,079,265

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.8%
	Consumer Discretionary: 16.5%
31,947 (1)	Autozone, Inc.	$20,743,826	1.5
356,735	Brunswick Corp.	22,688,346	1.6
149,464 (1)	Burlington Stores, Inc.	21,859,110	1.6
292,262 (1)	Dollar Tree, Inc.	24,137,919	1.7
83,580	Domino’s Pizza, Inc.	21,018,698	1.5
308,265	Hilton Worldwide Holdings, Inc.	24,880,068	1.8
510,216 (1)	Live Nation Entertainment, Inc.	21,750,508	1.6
773,609 (1)	Michaels Cos, Inc.	14,203,461	1.0
71,916 (1)	O’Reilly Automotive, Inc.	19,374,890	1.4
305,985	Tapestry, Inc.	13,377,664	1.0
483,027	Other Securities	26,006,519	1.8
		230,041,009	16.5
	Consumer Staples: 4.1%
604,436	Church & Dwight Co., Inc.	28,378,270	2.0
640,545 (1)	Sprouts Farmers Market, Inc.	13,899,827	1.0
273,509 (2)	Other Securities	14,908,589	1.1
		57,186,686	4.1
	Energy: 2.3%
426,815 (2)	Other Securities	31,227,469	2.3
	Financials: 7.7%
98,760	Ameriprise Financial, Inc.	13,691,099	1.0
216,230 (1)	E*Trade Financial Corp.	13,698,170	1.0
205,803	Moody’s Corp.	35,103,818	2.5
421,345	Progressive Corp.	26,161,311	1.9
285,773	SEI Investments Co.	18,226,602	1.3
3,321	Other Securities	135,663	0.0
		107,016,663	7.7
	Health Care: 14.4%
41,768 (1)	Abiomed, Inc.	15,919,455	1.1
85,715 (1)	Align Technology, Inc.	28,453,094	2.0
201,624 (1)	Centene Corp.	23,622,268	1.7
213,716 (1)	Edwards Lifesciences Corp.	29,345,344	2.1
960,463 (1)	Exelixis, Inc.	19,910,398	1.4
159,840 (1)	PRA Health Sciences, Inc.	13,570,416	1.0
100,587 (1)	Waters Corp.	19,375,068	1.4
430,735	Zoetis, Inc.	36,052,519	2.6
191,146 (2)	Other Securities	15,111,290	1.1
		201,359,852	14.4
	Industrials: 17.1%
459,469	American Airlines Group, Inc.	20,005,280	1.4
304,425	Ametek, Inc.	22,232,158	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
326,116	Ingersoll-Rand PLC - Class A	$28,548,195	2.0
96,659	L3 Technologies, Inc.	19,170,379	1.4
609,038	Masco Corp.	22,698,846	1.6
141,174	Parker Hannifin Corp.	24,126,636	1.7
717,418 (1)	Quanta Services, Inc.	25,834,222	1.9
378,170	Waste Connections, Inc.	29,073,710	2.1
57,220	WW Grainger, Inc.	17,680,408	1.3
277,612 (1)	XPO Logistics, Inc.	29,218,663	2.1
		238,588,497	17.1
	Information Technology: 27.7%
320,074	Amphenol Corp.	27,824,033	2.0
210,982	Broadridge Financial Solutions, Inc. ADR	24,357,872	1.7
353,440	Fidelity National Information Services, Inc.	36,128,637	2.6
477,300 (1)	Fiserv, Inc.	34,651,980	2.5
482,893 (1)	Fortinet, Inc.	29,543,394	2.1
461,785 (1)	GoDaddy, Inc.	33,059,188	2.4
199,624	Lam Research Corp.	39,561,484	2.8
190,043	LogMeIn, Inc.	20,505,640	1.5
149,227	Microchip Technology, Inc.	14,531,725	1.0
227,687	Motorola Solutions, Inc.	24,439,923	1.7
153,740 (1)	Palo Alto Networks, Inc.	31,991,757	2.3
163,801 (1)	Red Hat, Inc.	26,604,558	1.9
483,801	SS&C Technologies Holdings, Inc.	24,630,309	1.8
203,901 (1)	Synopsys, Inc.	17,957,561	1.3
13,966	Other Securities	752,767	0.1
		386,540,828	27.7
	Materials: 5.7%
372,851 (1)	Berry Plastics Group, Inc.	18,004,975	1.3
374,070 (1)	Crown Holdings, Inc.	16,212,194	1.2
624,727	Huntsman Corp.	19,972,522	1.4
217,606	Packaging Corp. of America	25,568,705	1.8
		79,758,396	5.7
	Real Estate: 3.3%
286,899	Equity Lifestyle Properties, Inc.	26,079,119	1.9
129,249 (1)	SBA Communications Corp.	20,430,389	1.4
		46,509,508	3.3
	Total Common Stock (Cost $1,221,095,533)	1,378,228,908	98.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
16,043,275 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $16,043,275)	$16,043,275	1.2
	Total Short-Term Investments (Cost $16,043,275)	16,043,275	1.2
	Total Investments in Securities (Cost $1,237,138,808)	$1,394,272,183	100.0
	Assets in Excess of Other Liabilities	572,659	0.0
	Net Assets	$1,394,844,842	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$1,378,228,908	$—	$—	$1,378,228,908
Short-Term Investments	16,043,275	—	—	16,043,275
Total Investments, at fair value	$1,394,272,183	$—	$—	$1,394,272,183

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,238,890,626.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$188,221,642
Gross Unrealized Depreciation	(32,840,085)
Net Unrealized Appreciation	$155,381,557

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.3%
18,672		Carter’s, Inc.	$2,035,435	1.1
53,243		Goodyear Tire & Rubber Co.	1,300,727	0.7
8,498 (1)		Mohawk Industries, Inc.	1,733,932	1.0
14,469		PVH Corp.	2,315,040	1.3
32,550		Ross Stores, Inc.	2,567,544	1.4
309,468	(2)(3)	Other Securities	10,442,452	5.8
			20,395,130	11.3
		Consumer Staples: 2.7%
115,959	(2)(3)	Other Securities	4,881,357	2.7
		Energy: 6.4%
18,664		Diamondback Energy, Inc.	2,253,865	1.3
55,499 (1)		Newfield Exploration Co.	1,622,791	0.9
9,216		Pioneer Natural Resources Co.	1,779,609	1.0
9,000		Valero Energy Corp.	1,090,800	0.6
214,866	(2)(3)	Other Securities	4,766,063	2.6
			11,513,128	6.4
		Financials: 19.6%
26,473		CIT Group, Inc.	1,321,797	0.7
13,102		Comerica, Inc.	1,235,388	0.7
29,325		East West Bancorp, Inc.	2,037,501	1.1
36,400		Fifth Third Bancorp	1,113,112	0.6
18,005		First Republic Bank	1,793,298	1.0
30,446		FNF Group	1,125,284	0.6
54,400		Regions Financial Corp.	992,256	0.6
10,173		Reinsurance Group of America, Inc.	1,520,253	0.8
30,611		SEI Investments Co.	1,952,370	1.1
28,076		Unum Group	1,089,629	0.6
739,850 (3)		Other Securities	21,266,061	11.8
			35,446,949	19.6
		Health Care: 7.4%
29,821		Agilent Technologies, Inc.	1,846,516	1.0
10,826		Becton Dickinson & Co.	2,398,934	1.3
12,260 (1)		Laboratory Corp. of America Holdings	2,214,034	1.2
9,711		STERIS PLC	1,008,390	0.6
136,961	(2)(3)	Other Securities	5,927,756	3.3
			13,395,630	7.4
		Industrials: 16.5%
9,583		Carlisle Cos., Inc.	1,029,118	0.6
20,945		EMCOR Group, Inc.	1,590,354	0.9
35,255		Hexcel Corp.	2,497,112	1.4
12,578		IDEX Corp.	1,744,317	0.9
33,407		Jacobs Engineering Group, Inc.	2,164,774	1.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
54,746 (1)		JetBlue Airways Corp.	$1,034,152	0.6
4,090		Roper Technologies, Inc.	1,127,981	0.6
8,862		Snap-On, Inc.	1,309,981	0.7
521,329	(2)(3)	Other Securities	17,349,653	9.6
			29,847,442	16.5
		Information Technology: 11.2%
18,835 (1)		Arrow Electronics, Inc.	1,396,050	0.8
23,965 (1)		Euronet Worldwide, Inc.	2,008,507	1.1
65,207		Genpact Ltd.	1,958,166	1.1
60,223 (1)		Keysight Technologies, Inc.	3,537,499	2.0
340,568 (3)		Other Securities	11,280,762	6.2
			20,180,984	11.2
		Materials: 7.8%
15,882		Albemarle Corp.	1,484,490	0.8
19,352		Cabot Corp.	1,165,958	0.7
16,098		Celanese Corp.	1,817,786	1.0
30,600		Huntsman Corp.	978,282	0.5
36,581		Reliance Steel & Aluminum Co.	3,422,884	1.9
118,628 (3)		Other Securities	5,192,788	2.9
			14,062,188	7.8
		Real Estate: 11.0%
7,791		Alexandria Real Estate Equities, Inc.	973,252	0.5
50,907 (1)		CBRE Group, Inc.	2,351,394	1.3
80,413		Host Hotels & Resorts, Inc.	1,739,333	1.0
21,455		Mid-America Apartment Communities, Inc.	2,007,330	1.1
42,564		STORE Capital Corp.	1,140,715	0.6
695,413 (2)		Other Securities	11,676,409	6.5
			19,888,433	11.0
		Telecommunication Services: 0.4%
12,043		Other Securities	758,855	0.4
		Utilities: 4.3%
23,163		Alliant Energy Corp.	959,411	0.5
15,100		Entergy Corp.	1,221,741	0.7
28,800		FirstEnergy Corp.	991,296	0.6
25,500		Public Service Enterprise Group, Inc.	1,350,990	0.7
33,167		UGI Corp.	1,673,939	0.9
39,781		Other Securities	1,599,269	0.9
			7,796,646	4.3
		Total Common Stock (Cost $153,095,852)	178,166,742	98.6

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateral(4): 1.8%
236,167	Citibank N.A., Repurchase Agreement dated 05/31/18, 1.78%, due 06/01/18 (Repurchase Amount $236,179, collateralized by various U.S. Government Securities, 0.000%-8.875%, Market Value plus accrued interest $240,890, due 09/30/18-09/09/49)	$236,167	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 06/15/18-12/01/51)	1,000,000	0.5
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $1,020,000, due 12/01/27-06/01/48)	1,000,000	0.6
1,000,000	Nomura Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,001, due 06/01/18-04/20/68)	1,000,000	0.6
		3,236,167	1.8
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.8%
3,305,746 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $3,305,746)	$3,305,746	1.8
	Total Short-Term Investments (Cost $6,541,913)	6,541,913	3.6
	Total Investments in Securities (Cost $159,637,765)	$184,708,655	102.2
	Liabilities in Excess of Other Assets	(4,058,663)	(2.2)
	Net Assets	$180,649,992	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$20,395,130	$—	$—	$20,395,130
Consumer Staples	4,881,357	—	—	4,881,357
Energy	11,513,128	—	—	11,513,128
Financials	35,446,949	—	—	35,446,949
Health Care	13,395,630	—	—	13,395,630
Industrials	29,201,673	645,769	—	29,847,442
Information Technology	20,180,984	—	—	20,180,984
Materials	13,643,319	418,869	—	14,062,188
Real Estate	19,888,433	—	—	19,888,433
Telecommunication Services	—	758,855	—	758,855
Utilities	7,796,646	—	—	7,796,646
Total Common Stock	176,343,249	1,823,493	—	178,166,742
Short-Term Investments	3,305,746	3,236,167	—	6,541,913
Total Investments, at fair value	$179,648,995	$5,059,660	$—	$184,708,655

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $160,705,094.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,751,140
Gross Unrealized Depreciation	(9,684,669)
Net Unrealized Appreciation	$24,066,471

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Diversified REITs: 3.1%
337,409	STORE Capital Corp.	$9,042,561	1.7
1,064,556	VEREIT, Inc.	7,622,221	1.4
		16,664,782	3.1
	Health Care REITs: 4.3%
686,973	Healthcare Trust of America, Inc.	17,627,727	3.2
111,247	Ventas, Inc.	6,080,761	1.1
		23,708,488	4.3
	Hotel & Resort REITs: 7.5%
629,497	DiamondRock Hospitality Co.	8,013,497	1.5
721,195	Host Hotels & Resorts, Inc.	15,599,448	2.9
229,031	MGM Growth Properties LLC	6,797,640	1.2
203,465	Park Hotels & Resorts, Inc.	6,555,642	1.2
44,300	Ryman Hospitality Properties	3,715,884	0.7
		40,682,111	7.5
	Hotels, Resorts & Cruise Lines: 1.4%
95,617	Hilton Worldwide Holdings, Inc.	7,717,248	1.4
	Industrial REITs: 8.7%
373,339	Duke Realty Corp.	10,498,293	1.9
576,904	ProLogis, Inc.	37,123,772	6.8
		47,622,065	8.7
	Office REITs: 17.5%
209,385	Alexandria Real Estate Equities, Inc.	26,156,374	4.8
116,493	Brandywine Realty Trust	1,894,176	0.4
401,480	Columbia Property Trust, Inc.	8,880,738	1.6
895,461	Cousins Properties, Inc.	8,435,243	1.6
378,347	Douglas Emmett, Inc.	14,562,576	2.7
335,465	Hudson Pacific Properties, Inc.	11,875,461	2.2
63,156	JBG SMITH Properties	2,329,825	0.4
29,247	Kilroy Realty Corp.	2,227,159	0.4
315,901	Piedmont Office Realty Trust, Inc.	6,071,617	1.1
79,982	SL Green Realty Corp.	7,799,845	1.4
73,314	Tier REIT, Inc.	1,609,975	0.3
50,376	Vornado Realty Trust	3,511,711	0.6
		95,354,700	17.5
	Residential REITs: 18.7%
83,694	AvalonBay Communities, Inc.	13,854,705	2.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs (continued)
203,015	Education Realty Trust, Inc.	$7,418,168	1.4
363,557	Equity Residential	23,264,012	4.3
68,161	Essex Property Trust, Inc.	16,292,524	3.0
704,914	Invitation Homes, Inc.	15,515,157	2.8
167,617	Mid-America Apartment Communities, Inc.	15,682,247	2.9
102,183	Sun Communities, Inc.	9,879,052	1.8
		101,905,865	18.7
	Retail REITs: 15.1%
895,299	Brixmor Property Group, Inc.	14,217,348	2.6
176,335	Macerich Co.	9,809,516	1.8
289,278	Regency Centers Corp.	16,801,266	3.1
203,420	Simon Property Group, Inc.	32,591,953	6.0
162,162	Taubman Centers, Inc.	8,852,424	1.6
		82,272,507	15.1
	Specialized REITs: 23.2%
44,348	Crown Castle International Corp.	4,618,844	0.8
623,445	CubeSmart	19,015,073	3.5
290,733	CyrusOne, Inc.	16,100,794	3.0
93,868	Equinix, Inc.	37,251,516	6.8
281,661	Extra Space Storage, Inc.	27,109,871	5.0
88,269	Gaming and Leisure Properties, Inc.	3,098,242	0.6
147,858	Geo Group, Inc./The	3,666,878	0.7
788,692	VICI Properties, Inc.	15,276,964	2.8
		126,138,182	23.2
	Total Common Stock (Cost $398,266,023)	542,065,948	99.5
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
7,454,731 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $7,454,731)	7,454,731	1.4
	Total Short-Term Investments (Cost $7,454,731)	7,454,731	1.4
	Total Investments in Securities (Cost $405,720,754)	$549,520,679	100.9
	Liabilities in Excess of Other Assets	(5,168,551)	(0.9)
	Net Assets	$544,352,128	100.0

(1)
Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of May 31, 2018 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$542,065,948	$—	$—	$542,065,948
Short-Term Investments	7,454,731	—	—	7,454,731
Total Investments, at fair value	$549,520,679	$—	$—	$549,520,679

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $438,206,587.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$152,609,584
Gross Unrealized Depreciation	(41,295,492)
Net Unrealized Appreciation	$111,314,092

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 15.5%
471,597		Boyd Gaming Corp.	$17,802,787	1.2
134,647		Childrens Place, Inc./The	17,335,801	1.1
610,960		Extended Stay America, Inc.	12,860,708	0.9
192,220 (1)		Five Below, Inc.	13,591,876	0.9
136,275		Lithia Motors, Inc.	13,320,881	0.9
331,565 (1)		National Vision Holdings, Inc.	12,068,966	0.8
333,518 (1)		Planet Fitness, Inc.	13,217,318	0.9
253,478 (1)		Sotheby’s	13,895,664	0.9
155,940 (1)		TopBuild Corp.	13,091,163	0.9
2,869,073	(2)(3)	Other Securities	105,573,074	7.0
			232,758,238	15.5
		Energy: 1.8%
959,178	(2)(3)	Other Securities	26,659,993	1.8
		Financials: 7.7%
577,396		Home Bancshares, Inc./Conway AR	13,291,656	0.9
278,705		Houlihan Lokey, Inc.	13,625,887	0.9
219,450		Moelis & Co.	13,002,413	0.9
120,134		Primerica, Inc.	11,815,179	0.8
161,800 (1)		Texas Capital Bancshares, Inc.	15,589,430	1.0
1,799,854 (3)		Other Securities	47,256,358	3.2
			114,580,923	7.7
		Health Care: 23.2%
160,582 (1)		Amedisys, Inc.	12,260,436	0.8
233,560 (1)		AMN Healthcare Services, Inc.	13,196,140	0.9
440,550 (1)		Catalent, Inc.	17,295,993	1.1
50,341		Chemed Corp.	16,411,166	1.1
178,135 (1)		HealthEquity, Inc.	13,237,212	0.9
128,106		Hill-Rom Holdings, Inc.	11,785,752	0.8
146,545 (1)		Magellan Health, Inc.	13,401,540	0.9
164,294 (1)		Masimo Corp.	16,273,321	1.1
251,316 (1)		Medidata Solutions, Inc.	19,391,542	1.3
320,323 (1)		Merit Medical Systems, Inc.	16,432,570	1.1
280,523 (1)		Omnicell, Inc.	13,058,346	0.9
196,235 (1)		PRA Health Sciences, Inc.	16,660,351	1.1
694,929 (1)		Select Medical Holdings Corp.	12,578,215	0.8
4,674,074	(2)(3)	Other Securities	156,010,406	10.4
			347,992,990	23.2
		Industrials: 16.0%
257,545		Brink’s Co.	20,410,441	1.4
226,486		EMCOR Group, Inc.	17,197,082	1.2
252,711		Granite Construction, Inc.	14,371,675	1.0
126,954		Lindsay Corp.	12,494,813	0.8
225,867		Matthews International Corp.	12,422,685	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
167,013		Watts Water Technologies, Inc.	$12,851,650	0.9
206,402		Woodward, Inc.	15,639,079	1.0
2,825,588 (3)		Other Securities	133,537,227	8.9
			238,924,652	16.0
		Information Technology: 22.3%
191,234		Ebix, Inc.	14,266,056	1.0
435,765		Entegris, Inc.	15,295,352	1.0
255,910 (1)		Envestnet, Inc.	13,537,639	0.9
125,295 (1)		EPAM Systems, Inc.	15,433,838	1.0
108,678 (1)		Fair Isaac Corp.	20,000,012	1.3
537,769 (1)		Integrated Device Technology, Inc.	17,875,442	1.2
229,543		j2 Global, Inc.	19,382,611	1.3
68,134		Littelfuse, Inc.	14,788,485	1.0
189,284		Power Integrations, Inc.	14,224,693	1.0
116,896 (1)		Proofpoint, Inc.	13,663,973	0.9
206,420 (1)		Q2 Holdings, Inc.	11,796,903	0.8
48,600 (1)		Stamps.com, Inc.	12,188,880	0.8
144,865	(1)(4)	Trade Desk, Inc./The	12,390,303	0.8
3,654,716	(2)(3)	Other Securities	139,204,744	9.3
			334,048,931	22.3
		Materials: 5.1%
276,074		Boise Cascade Co.	13,168,730	0.9
1,426,444		Other Securities	63,817,885	4.2
			76,986,615	5.1
		Real Estate: 2.5%
174,381		EastGroup Properties, Inc.	16,257,541	1.1
969,517		Other Securities	20,559,560	1.4
			36,817,101	2.5
		Telecommunication Services: 1.4%
1,407,300 (3)		Other Securities	21,010,139	1.4
		Total Common Stock (Cost $1,277,839,940)	1,429,779,582	95.5
EXCHANGE-TRADED FUNDS: 1.5%
110,942 (4)		iShares Russell 2000 Growth Index Fund	22,507,913	1.5
		Total Exchange-Traded Funds (Cost $19,331,573)	22,507,913	1.5
RIGHTS: 0.0%
		Health Care: 0.0%
59,895	(3)(5)	Other Securities	146,743	0.0
		Total Rights (Cost $30,214)	146,743	0.0
		Total Long-Term Investments (Cost $1,297,201,727)	1,452,434,238	97.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
	Securities Lending Collateral(6): 4.7%
1,841,435	BNP Paribas S.A., Repurchase Agreement dated 05/31/18, 1.78%, due 06/01/18 (Repurchase Amount $1,841,525, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.750%, Market Value plus accrued interest $1,878,264, due 08/16/18-11/15/46)	$1,841,435	0.1
8,870,837	Citibank N.A., Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $8,871,272, collateralized by various U.S. Government Agency Obligations, 2.405%-4.500%, Market Value plus accrued interest $9,048,254, due 04/01/24-02/01/48)	8,870,837	0.6
16,594,329	Daiwa Capital Markets, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $16,595,147, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $16,926,216, due 06/15/18-12/01/51)	16,594,329	1.1
4,198,704	Deutsche Bank AG, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $4,198,911, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $4,282,679, due 06/05/18-04/06/45)	4,198,704	0.3
1,811,147	HSBC Securities USA, Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $1,811,236, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,847,376, due 07/15/18-01/15/37)	1,811,147	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
3,442,286	MUFG Securities America Inc., Repurchase Agreement dated 05/31/18, 1.84%, due 06/01/18 (Repurchase Amount $3,442,460, collateralized by various U.S. Government Agency Obligations, 2.500%-3.500%, Market Value plus accrued interest $3,511,132, due 04/20/38-03/20/48)	$3,442,286	0.3
16,594,329	Nomura Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $16,595,147, collateralized by various U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $16,926,239, due 06/01/18-04/20/68)	16,594,329	1.1
16,514,500	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/18, 2.00%, due 06/01/18 (Repurchase Amount $16,515,405, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $16,844,640, due 07/15/19-02/15/48)	16,514,500	1.1
		69,867,567	4.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
48,160,433 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $48,160,433)	48,160,433	3.2
	Total Short-Term Investments (Cost $118,028,000)	118,028,000	7.9
	Total Investments in Securities (Cost $1,415,229,727)	$1,570,462,238	104.9
	Liabilities in Excess of Other Assets	(73,463,366)	(4.9)
	Net Assets	$1,496,998,872	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2018 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$1,429,779,582	$—	$—	$1,429,779,582
Exchange-Traded Funds	22,507,913	—	—	22,507,913
Rights	—	—	146,743	146,743
Short-Term Investments	48,160,433	69,867,567	—	118,028,000
Total Investments, at fair value	$1,500,447,928	$69,867,567	$146,743	$1,570,462,238

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,419,237,491.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$201,507,848
Gross Unrealized Depreciation	(50,283,101)
Net Unrealized Appreciation	$151,224,747

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.7%
		Consumer Discretionary: 14.6%
979		Boyd Gaming Corp.	$36,957	1.0
309		Childrens Place, Inc./The	39,784	1.1
2,077		Extended Stay America, Inc.	43,721	1.2
389		Jack in the Box, Inc.	31,381	0.8
919		Leggett & Platt, Inc.	37,955	1.0
800 (1)		Planet Fitness, Inc.	31,704	0.8
171		Vail Resorts, Inc.	41,175	1.1
5,966	(2)(3)	Other Securities	283,134	7.6
			545,811	14.6
		Consumer Staples: 0.8%
490		Other Securities	29,762	0.8
		Energy: 1.6%
4,513 (3)		Other Securities	61,514	1.6
		Financials: 9.1%
475		Arthur J. Gallagher & Co.	31,483	0.8
470		East West Bancorp, Inc.	32,656	0.9
554		Moelis & Co.	32,824	0.9
6,270 (3)		Other Securities	241,954	6.5
			338,917	9.1
		Health Care: 16.7%
124		Chemed Corp.	40,424	1.1
418		Hill-Rom Holdings, Inc.	38,456	1.0
542 (1)		Medidata Solutions, Inc.	41,821	1.1
773 (1)		Merit Medical Systems, Inc.	39,655	1.1
461 (1)		PRA Health Sciences, Inc.	39,139	1.0
135		Teleflex, Inc.	36,066	1.0
160 (1)		WellCare Health Plans, Inc.	35,467	1.0
5,629	(2)(3)	Other Securities	351,439	9.4
			622,467	16.7
		Industrials: 18.2%
564		Brink’s Co.	44,697	1.2
576		Fortune Brands Home & Security, Inc.	32,354	0.9
321		Hubbell, Inc.	34,568	0.9
242		IDEX Corp.	33,560	0.9
767		KAR Auction Services, Inc.	40,475	1.1
857		Knight-Swift Transportation Holdings, Inc.	34,863	0.9
293		Nordson Corp.	36,810	1.0
254		Snap-On, Inc.	37,546	1.0
465		TransUnion	31,899	0.9
421		Wabtec Corp.	41,052	1.1
6,146	(2)(3)	Other Securities	311,202	8.3
			679,026	18.2
		Information Technology: 22.1%
834 (1)		Black Knight, Inc.	42,200	1.1
1,100		Entegris, Inc.	38,610	1.0
345 (1)		EPAM Systems, Inc.	42,497	1.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
388 (1)	Euronet Worldwide, Inc.	$32,518	0.9
250 (1)	Fair Isaac Corp.	46,008	1.2
756	Flir Systems, Inc.	40,748	1.1
316 (1)	GrubHub, Inc.	33,878	0.9
1,258 (1)	Integrated Device Technology, Inc.	41,816	1.1
330	LogMeIn, Inc.	35,607	1.0
341	MKS Instruments, Inc.	38,260	1.0
301 (1)	Proofpoint, Inc.	35,184	1.0
741	SS&C Technologies Holdings, Inc.	37,724	1.0
398	Total System Services, Inc.	33,906	0.9
1,164 (1)	Trimble, Inc.	38,482	1.0
163 (1)	Ultimate Software Group, Inc.	42,731	1.2
268 (1)	WEX, Inc.	47,117	1.3
4,642 (3)	Other Securities	196,629	5.3
		823,915	22.1
	Materials: 6.8%
388	Avery Dennison Corp.	40,752	1.1
657	Boise Cascade Co.	31,339	0.8
442	Minerals Technologies, Inc.	32,266	0.8
859	PolyOne Corp.	36,009	1.0
2,095 (3)	Other Securities	115,528	3.1
		255,894	6.8
	Real Estate: 2.4%
1,027	CubeSmart	31,324	0.8
340	EastGroup Properties, Inc.	31,698	0.9
1,158	Other Securities	25,325	0.7
		88,347	2.4
	Telecommunication Services: 0.8%
893 (3)	Other Securities	31,076	0.8
	Utilities: 0.6%
439	Other Securities	23,109	0.6
	Total Common Stock (Cost $3,235,428)	3,499,838	93.7
EXCHANGE-TRADED FUNDS: 2.6%
284 (4)	iShares Russell 2000 Growth Index Fund	57,618	1.6
297	iShares Russell Midcap Growth Index Fund	37,517	1.0
	Total Exchange-Traded Funds (Cost $80,758)	95,135	2.6
	Total Long-Term Investments (Cost $3,316,186)	3,594,973	96.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of May 31, 2018 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
	Securities Lending Collateral(5): 4.4%
165,043	Deutsche Bank AG, Repurchase Agreement dated 05/31/18, 1.78%, due 06/01/18 (Repurchase Amount $165,051, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $168,344, due 05/15/26-02/15/35) (Cost $165,043)	$165,043	4.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
127,685 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640% (Cost $127,685)	127,685	3.4
	Total Short-Term Investments (Cost $292,728)	292,728	7.8
	Total Investments in Securities (Cost $3,608,914)	$3,887,701	104.1
	Liabilities in Excess of Other Assets	(154,272)	(4.1)
	Net Assets	$3,733,429	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of May 31, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$3,499,838	$—	$—	$3,499,838
Exchange-Traded Funds	95,135	—	—	95,135
Short-Term Investments	127,685	165,043	—	292,728
Total Investments, at fair value	$3,722,658	$165,043	$—	$3,887,701

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of May 31, 2018 (continued)

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $3,614,976.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$420,739
Gross Unrealized Depreciation	(148,014)
Net Unrealized Appreciation	$272,725

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Consumer Discretionary: 12.1%
12,443	Home Depot, Inc.	$2,321,242	1.5
9,881	McDonald’s Corp.	1,581,059	1.0
21,392	Starbucks Corp.	1,212,285	0.8
17,141	Target Corp.	1,249,408	0.8
13,958	Time Warner, Inc.	1,314,285	0.8
14,860	TJX Cos., Inc.	1,342,155	0.9
16,186	Walt Disney Co.	1,610,021	1.0
139,830	Other Securities	8,169,076	5.3
		18,799,531	12.1
	Consumer Staples: 7.4%
37,070	Coca-Cola Co.	1,594,010	1.0
15,073	PepsiCo, Inc.	1,511,068	1.0
17,482	Philip Morris International, Inc.	1,390,518	0.9
23,143	Procter & Gamble Co.	1,693,374	1.1
16,891	Sysco Corp.	1,098,422	0.7
63,731	Other Securities	4,242,224	2.7
		11,529,616	7.4
	Energy: 7.4%
18,126	Chevron Corp.	2,253,062	1.5
34,981	Exxon Mobil Corp.	2,841,856	1.8
14,383	Marathon Petroleum Corp.	1,136,689	0.7
17,361	Occidental Petroleum Corp.	1,461,796	1.0
12,321	Phillips 66	1,435,273	0.9
11,845	Valero Energy Corp.	1,435,614	0.9
20,771	Other Securities	979,976	0.6
		11,544,266	7.4
	Financials: 13.9%
25,023	JPMorgan Chase & Co.	2,677,711	1.7
9,487	T. Rowe Price Group, Inc.	1,151,911	0.7
24,909	US Bancorp	1,245,201	0.8
41,707	Wells Fargo & Co.	2,251,761	1.5
490,796	Other Securities	14,246,898	9.2
		21,573,482	13.9
	Health Care: 12.3%
23,045	Abbott Laboratories	1,417,959	0.9
8,904	Amgen, Inc.	1,599,337	1.0
17,611	Baxter International, Inc.	1,247,563	0.8
15,853	Eli Lilly & Co.	1,348,139	0.9
18,611	Gilead Sciences, Inc.	1,254,382	0.8
4,191	Humana, Inc.	1,219,497	0.8
23,136	Johnson & Johnson	2,767,528	1.8
59,106	Pfizer, Inc.	2,123,679	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
10,132	UnitedHealth Group, Inc.	$2,446,979	1.6
14,663	Zoetis, Inc.	1,227,293	0.8
34,821	Other Securities	2,411,438	1.5
		19,063,794	12.3
	Industrials: 9.3%
7,282	3M Co.	1,436,229	0.9
10,268	Honeywell International, Inc.	1,518,740	1.0
4,236	Lockheed Martin Corp.	1,332,391	0.8
3,357	Northrop Grumman Corp.	1,098,578	0.7
5,623	Raytheon Co.	1,178,019	0.8
12,890	Waste Management, Inc.	1,066,132	0.7
77,066	Other Securities	6,812,163	4.4
		14,442,252	9.3
	Information Technology: 23.8%
9,761	Accenture PLC	1,520,178	1.0
11,200	Apple, Inc.	2,092,944	1.4
49,618	Cisco Systems, Inc.	2,119,185	1.4
10,480	Fidelity National Information Services, Inc.	1,071,266	0.7
52,452	HP, Inc.	1,155,518	0.7
44,916	Intel Corp.	2,479,363	1.6
10,132	International Business Machines Corp.	1,431,753	0.9
54,718	Microsoft Corp.	5,408,327	3.5
34,259	Oracle Corp.	1,600,580	1.0
15,141	Texas Instruments, Inc.	1,694,429	1.1
294,606	Other Securities	16,316,087	10.5
		36,889,630	23.8
	Materials: 3.3%
9,935	Monsanto Co.	1,266,315	0.8
62,580	Other Securities	3,885,147	2.5
		5,151,462	3.3
	Real Estate: 4.6%
207,856 (1)	Other Securities	7,106,880	4.6
	Telecommunication Services: 1.7%
57,385	AT&T, Inc.	1,854,683	1.2
30,532	Other Securities	780,093	0.5
		2,634,776	1.7
	Utilities: 3.9%
194,630	Other Securities	6,072,979	3.9
	Total Common Stock (Cost $150,509,830)	154,808,668	99.7

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2018 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateral(2): 0.4%
594,083	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $594,112, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $605,965, due 07/01/18-04/20/68) (Cost $594,083)	$594,083	0.4
	Total Short-Term Investments (Cost $594,083)	594,083	0.4

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $151,103,913)	$155,402,751	100.1
Liabilities in Excess of Other Assets	(121,435)	(0.1)
Net Assets	$155,281,316	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of May 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Represents securities purchased with cash collateral received for securities on loan.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2018
Asset Table
Investments, at fair value
Common Stock*	$154,808,668	$—	$—	$154,808,668
Short-Term Investments	—	594,083	—	594,083
Total Investments, at fair value	$154,808,668	$594,083	$—	$155,402,751

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $151,079,912.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,883,480
Gross Unrealized Depreciation	(1,560,641)
Net Unrealized Appreciation	$4,322,839

See Accompanying Notes to Financial Statements

Tax Information (Unaudited)

Dividends and distributions paid during the year ended May 31, 2018 were as follows:
Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class A	NII	$0.0591
Class C	NII	$—
Class I	NII	$0.1849
Class R	NII	$—
Class R6	NII	$0.1953
Class W	NII	$0.1435
All Classes	STCG	$0.3313
All Classes	LTCG	$1.7833
Voya Large Cap Value Fund
Class A	NII	$0.1930
Class C	NII	$0.0958
Class I	NII	$0.2362
Class O	NII	$0.1935
Class R	NII	$0.1617
Class R6	NII	$0.2389
Class W	NII	$0.2235
All Classes	STCG	$0.0292
All Classes	LTCG	$1.1265
Voya MidCap Opportunities Fund
All Classes	STCG	$1.4577
All Classes	LTCG	$2.0361
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.0943
Class I	STCG	$0.0064
Class I	LTCG	$0.7440
Fund Name	Type	Per Share Amount
Voya Real Estate Fund
Class A	NII	$0.2769
Class C	NII	$0.1295
Class I	NII	$0.3402
Class O	NII	$0.2801
Class R	NII	$0.2382
Class R6	NII	$0.3532
Class W	NII	$0.3101
All Classes	STCG	$0.0480
All Classes	LTCG	$3.2660
Voya SmallCap Opportunities Fund
All Classes	STCG	$1.0700
All Classes	LTCG	$4.6692
Voya SMID Cap Growth Fund
All Classes	STCG	$0.6111
All Classes	LTCG	$0.0002
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.3007
Class I	NII	$0.3283
All Classes	STCG	$0.1863
All Classes	LTCG	$0.0012

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large-Cap Growth Fund	60.77%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	20.94%
Voya Multi-Manager Mid Cap Value Fund	92.49%
Voya SmallCap Opportunities Fund	26.85%
Voya SMID Cap Growth Fund	14.12%
Voya U.S. High Dividend Low Volatility Fund	55.35%

Tax Information (Unaudited) (continued)

For the year ended May 31, 2018, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Large-Cap Growth Fund	62.96%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	22.04%
Voya Multi-Manager Mid Cap Value Fund	96.64%
Voya Real Estate Fund(1)	7.10%
Voya SmallCap Opportunities Fund	27.21%
Voya SMID Cap Growth Fund	14.46%
Voya U.S. High Dividend Low Volatility Fund	56.64%

(1)
As of the Fund’s tax year ended December 31, 2017.

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large-Cap Growth Fund	$29,009,916
Voya Large Cap Value Fund	$78,218,237
Voya MidCap Opportunities Fund	$105,022,822
Voya Multi-Manager Mid Cap Value Fund	$13,253,940
Voya Real Estate Fund(1)	$181,262,103
Voya SmallCap Opportunities Fund	$100,073,778
Voya SMID Cap Growth Fund	$46
Voya U.S. High Dividend Low Volatility Fund	$2,128

(1)
As of the Fund’s tax year ended December 31, 2017. Includes $45,000,000 of equalization.

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Large-Cap Growth Fund	100.00%
Voya Large Cap Value Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%
Voya SmallCap Opportunities Fund	100.00%
Voya SMID Cap Growth Fund	100.00%
Voya U.S. High Dividend Low Volatility Fund	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired.	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002 – Present	Retired.	151	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	151	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2018.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 49	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	February 2002 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present); Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Monia Piacenti(2) One Orange Way Windsor, Connecticut 06095 Age: 41	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Senior Compliance Officer, Voya Investment Management (December 2009 – Present).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

(2)
Effective June 30, 2018, Monia Piacenti has been appointed to the funds’ Officer list as Anti-Money Laundering Officer for the funds.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163058         (0518-072518)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $192,555 for the year ended May 31, 2018 and $163,455 for the year ended May 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $21,600 for the year ended May 31, 2018 and $16,200 for the year ended May 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $76,708 for the year ended May 31, 2018 and $68,884 for the year ended May 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2018 and $0 for the year ended May 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2018 and May 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Equity Trust	$98,308	$85,084
Voya Investments, LLC (1)	$77,700	$87,450

(1)	Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed here in, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Equity Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund (commencement of operations December 6, 2016), and Voya U.S. High Dividend Low Volatility Fund (commencement of operations December 6, 2016), (the “Funds”), each a series of Voya Equity Trust, including the summary portfolios of investments, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years (or periods since commencement of operations) in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of May 31, 2018 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

July 25, 2018

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 18.2%
25,916	(1)	Amazon.com, Inc.	42,233,232	6.2
18,116	(1)	Autozone, Inc.	11,763,081	1.7
99,566		Brunswick Corp.	6,332,397	0.9
68,636	(1)	Burlington Stores, Inc.	10,038,015	1.5
327,187		Comcast Corp. – Class A	10,201,691	1.5
97,256	(1)	Dollar Tree, Inc.	8,032,373	1.2
28,154		Domino's Pizza, Inc.	7,080,168	1.0
117,072		Home Depot, Inc.	21,839,782	3.2
150,170		Tapestry, Inc.	6,565,432	1.0
			124,086,171	18.2

		Consumer Staples: 6.4%
220,194		Altria Group, Inc.	12,273,613	1.8
182,579		Church & Dwight Co., Inc.	8,572,084	1.3
254,892	(1)	Monster Beverage Corp.	13,040,275	1.9
95,756		PepsiCo, Inc.	9,599,539	1.4
			43,485,511	6.4

		Energy: 0.8%
39,400	(1)	Concho Resources, Inc./Midland TX	5,410,014	0.8

		Financials: 3.3%
212,313		Progressive Corp.	13,182,514	1.9
48,107		S&P Global, Inc.	9,501,133	1.4
			22,683,647	3.3

		Health Care: 10.9%
431,036	(1)	Boston Scientific Corp.	13,099,184	1.9
92,194		Johnson & Johnson	11,028,246	1.6
55,499		Thermo Fisher Scientific, Inc.	11,558,777	1.7
76,979		UnitedHealth Group, Inc.	18,591,198	2.7
67,436	(1)	Vertex Pharmaceuticals, Inc.	10,385,144	1.5
120,930		Zoetis, Inc.	10,121,841	1.5
			74,784,390	10.9

		Industrials: 12.2%
91,559		Ametek, Inc.	6,686,554	1.0
53,001		Boeing Co.	18,664,832	2.7
153,403		Delta Air Lines, Inc.	8,291,432	1.2
109,496		Ingersoll-Rand PLC - Class A	9,585,280	1.4
57,011		L3 Technologies, Inc.	11,306,992	1.7
54,170		Parker Hannifin Corp.	9,257,653	1.4
181,588		Waste Management, Inc.	15,019,143	2.2
41,502	(1)	XPO Logistics, Inc.	4,368,086	0.6
			83,179,972	12.2

		Information Technology: 40.2%
58,086	(1)	Adobe Systems, Inc.	14,479,678	2.1
31,424	(1)	Alphabet, Inc. - Class A	34,566,400	5.1
6,420	(1)	Alphabet, Inc. - Class C	6,965,636	1.0
187,265		Apple, Inc.	34,994,211	5.1
63,252	(1)	Facebook, Inc.	12,130,469	1.8
120,929		Fidelity National Information Services, Inc.	12,361,362	1.8
149,306	(1)	Fiserv, Inc.	10,839,616	1.6
47,063		Intuit, Inc.	9,487,901	1.4
56,730		Lam Research Corp.	11,242,751	1.6
117,700		Mastercard, Inc. - Class A	22,377,124	3.3
486,925		Microsoft Corp.	48,127,667	7.0
31,710		Motorola Solutions, Inc.	3,403,751	0.5
53,504	(1)	Palo Alto Networks, Inc.	11,133,647	1.6
44,851	(1)	Red Hat, Inc.	7,284,699	1.1
133,350	(1)	Salesforce.com, Inc.	17,246,156	2.5
100,956		Texas Instruments, Inc.	11,297,986	1.7
52,103	(1)	VMware, Inc.	7,163,120	1.0
			275,102,174	40.2

		Materials: 3.4%
129,672	(1)	Berry Plastics Group, Inc.	6,261,861	0.9
162,115	(1)	Crown Holdings, Inc.	7,026,064	1.0
114,190		Huntsman Corp.	3,650,654	0.5
55,363		Packaging Corp. of America	6,505,153	1.0
			23,443,732	3.4

		Real Estate: 2.2%
66,976		American Tower Corp.	9,267,469	1.3
14,807		Equinix, Inc.	5,876,158	0.9
			15,143,627	2.2

	Total Common Stock
	(Cost $501,451,687)		667,319,238	97.6

SHORT-TERM INVESTMENTS: 2.0%
		Mutual Funds: 2.0%
13,631,604	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
		(Cost $13,631,604)	13,631,604	2.0

	Total Short-Term Investments
	(Cost $13,631,604)		13,631,604	2.0

	Total Investments in Securities (Cost $515,083,291)		$680,950,842	99.6
	Assets in Excess of Other Liabilities		2,616,627	0.4
	Net Assets		$683,567,469	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

1

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.9%
	Consumer Discretionary: 7.3%
180,941	CBS Corp. - Class B	9,113,998	1.0
70,984	Delphi Technologies PLC	6,920,940	0.8
306,800	Gap, Inc.	8,584,264	1.0
109,713	Lowe's Cos, Inc.	10,423,832	1.2
122,228	Ralph Lauren Corp.	16,449,444	1.8
303,404	Tapestry, Inc.	13,264,823	1.5
		64,757,301	7.3

	Consumer Staples: 6.9%
352,871	Coca-Cola Co.	15,173,453	1.7
410,071	Mondelez International, Inc.	16,103,488	1.8
202,680	Procter & Gamble Co.	14,830,096	1.7
188,204	Walmart, Inc.	15,534,358	1.7
		61,641,395	6.9

	Energy: 11.8%
157,713	Anadarko Petroleum Corp.	11,008,367	1.2
226,247	Canadian Natural Resources Ltd.	7,819,096	0.9
208,830	Chevron Corp.	25,957,569	2.9
102,364	EOG Resources, Inc.	12,059,503	1.4
304,570	Halliburton Co.	15,149,312	1.7
209,433	Occidental Petroleum Corp.	17,634,259	2.0
215,760	Royal Dutch Shell PLC - Class A ADR	15,012,581	1.7
		104,640,687	11.8

	Financials: 26.0%
141,757	Comerica, Inc.	13,366,268	1.5
243,620	Discover Financial Services	17,993,773	2.0
86,560	Evercore, Inc.	9,036,864	1.0
370,017	Hartford Financial Services Group, Inc.	19,362,990	2.2
269,332	Intercontinental Exchange, Inc.	19,092,945	2.1
411,427	JPMorgan Chase & Co.	44,026,803	5.0
1,115,304	Keycorp	21,681,510	2.4
353,443	Lazard Ltd.	18,181,108	2.0
363,739	Morgan Stanley	18,237,873	2.1
133,269	PNC Financial Services Group, Inc.	19,112,107	2.2
123,097	Reinsurance Group of America, Inc.	18,395,616	2.1
229,581	Zions Bancorp.	12,583,335	1.4
		231,071,192	26.0

	Health Care: 13.0%
365,776	AstraZeneca PLC ADR	13,544,685	1.5
168,285	Baxter International, Inc.	11,921,310	1.3
183,628	Gilead Sciences, Inc.	12,376,527	1.4
269,549	Johnson & Johnson	32,243,451	3.6
913,598	Pfizer, Inc.	32,825,576	3.7
53,750	UnitedHealth Group, Inc.	12,981,163	1.5
		115,892,712	13.0
	Industrials: 7.7%
170,465	BWX Technologies, Inc.	11,376,834	1.3
77,504	Deere & Co.	11,587,623	1.3
74,491	General Dynamics Corp.	15,025,580	1.7
108,049	Hubbell, Inc.	11,635,797	1.3
233,761	Timken Co.	11,056,895	1.2
63,673	(1) WABCO Holdings, Inc.	7,699,976	0.9
		68,382,705	7.7

	Information Technology: 9.8%
565,779	Cisco Systems, Inc.	24,164,421	2.7
350,214	Intel Corp.	19,331,813	2.2
42,141	Lam Research Corp.	8,351,503	1.0
127,150	Microsoft Corp.	12,567,506	1.4
76,009	Motorola Solutions, Inc.	8,158,806	0.9
213,178	NetApp, Inc.	14,564,321	1.6
		87,138,370	9.8

	Materials: 2.8%
133,115	BHP Billiton Ltd. ADR	6,626,465	0.8
278,612	DowDuPont, Inc.	17,861,815	2.0
		24,488,280	2.8

	Real Estate: 4.4%
92,258	Camden Property Trust	8,118,704	0.9
119,016	Crown Castle International Corp.	12,395,516	1.4
245,654	Highwoods Properties, Inc.	11,749,631	1.3
73,929	Mid-America Apartment Communities, Inc.	6,916,797	0.8
		39,180,648	4.4

	Telecommunication Services: 2.3%
436,949	Verizon Communications, Inc.	20,829,359	2.3

	Utilities: 6.9%
249,721	Ameren Corp.	14,780,986	1.7
163,916	American Electric Power Co., Inc.	11,138,092	1.3
480,526	Exelon Corp.	19,888,971	2.2
93,925	NextEra Energy, Inc.	15,573,705	1.7
		61,381,754	6.9

	Total Common Stock
	(Cost $758,019,692)	879,404,403	98.9

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
2,055,574	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $2,055,574)	2,055,574	0.2

	Total Short-Term Investments
	(Cost $2,055,574)	2,055,574	0.2

	Total Investments in Securities (Cost $760,075,266)	$881,459,977	99.1
	Assets in Excess of Other Liabilities	7,725,748	0.9
	Net Assets	$889,185,725	100.0

   See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2018.

 See Accompanying Notes to Financial Statements

3

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 16.5%
333,708		Aramark	12,954,545	0.9
31,947	(1)	Autozone, Inc.	20,743,826	1.5
356,735		Brunswick Corp.	22,688,346	1.6
149,464	(1)	Burlington Stores, Inc.	21,859,110	1.6
149,319		Darden Restaurants, Inc.	13,051,974	0.9
292,262	(1)	Dollar Tree, Inc.	24,137,919	1.7
83,580		Domino's Pizza, Inc.	21,018,698	1.5
308,265		Hilton Worldwide Holdings, Inc.	24,880,068	1.8
510,216	(1)	Live Nation Entertainment, Inc.	21,750,508	1.6
773,609	(1)	Michaels Cos, Inc.	14,203,461	1.0
71,916	(1)	O'Reilly Automotive, Inc.	19,374,890	1.4
305,985		Tapestry, Inc.	13,377,664	1.0
			230,041,009	16.5

		Consumer Staples: 4.1%
604,436		Church & Dwight Co., Inc.	28,378,270	2.0
252,269	(1)	Monster Beverage Corp.	12,906,082	0.9
21,240		National Beverage Corp.	2,002,507	0.2
640,545	(1)	Sprouts Farmers Market, Inc.	13,899,827	1.0
			57,186,686	4.1

		Energy: 2.3%
86,351	(1)	Concho Resources, Inc./Midland TX	11,856,856	0.9
115,386	(1)	Continental Resources, Inc.	7,770,093	0.6
225,078		EQT Corp.	11,600,520	0.8
			31,227,469	2.3

		Financials: 7.7%
98,760		Ameriprise Financial, Inc.	13,691,099	1.0
3,321		Citizens Financial Group, Inc.	135,663	0.0
216,230	(1)	E*Trade Financial Corp.	13,698,170	1.0
205,803		Moody's Corp.	35,103,818	2.5
421,345		Progressive Corp.	26,161,311	1.9
285,773		SEI Investments Co.	18,226,602	1.3
			107,016,663	7.7

		Health Care: 14.4%
41,768	(1)	Abiomed, Inc.	15,919,456	1.1
34,102		Agilent Technologies, Inc.	2,111,596	0.2
85,715	(1)	Align Technology, Inc.	28,453,094	2.0
76,919	(1)	BioMarin Pharmaceutical, Inc.	6,948,862	0.5
201,624	(1)	Centene Corp.	23,622,268	1.7
213,716	(1)	Edwards Lifesciences Corp.	29,345,344	2.1
8,285	(1)	Exact Sciences Corp.	493,289	0.0
960,463	(1)	Exelixis, Inc.	19,910,398	1.4
159,840	(1)	PRA Health Sciences, Inc.	13,570,416	1.0
71,840	(1)	Veeva Systems, Inc.	5,557,542	0.4
100,587	(1)	Waters Corp.	19,375,068	1.4
430,735		Zoetis, Inc.	36,052,519	2.6
			201,359,852	14.4

		Industrials: 17.1%
459,469		American Airlines Group, Inc.	20,005,280	1.4
304,425		Ametek, Inc.	22,232,158	1.6
326,116		Ingersoll-Rand PLC - Class A	28,548,195	2.0
96,659		L3 Technologies, Inc.	19,170,379	1.4
609,038		Masco Corp.	22,698,846	1.6
141,174		Parker Hannifin Corp.	24,126,636	1.7
717,418	(1)	Quanta Services, Inc.	25,834,222	1.9
378,170		Waste Connections, Inc.	29,073,710	2.1
57,220		WW Grainger, Inc.	17,680,408	1.3
277,612	(1)	XPO Logistics, Inc.	29,218,663	2.1
			238,588,497	17.1

		Information Technology: 27.7%
320,074		Amphenol Corp.	27,824,033	2.0
210,982		Broadridge Financial Solutions, Inc. ADR	24,357,872	1.7
353,440		Fidelity National Information Services, Inc.	36,128,637	2.6
477,300	(1)	Fiserv, Inc.	34,651,980	2.5
13,966		Flir Systems, Inc.	752,767	0.1
482,893	(1)	Fortinet, Inc.	29,543,394	2.1
461,785	(1)	GoDaddy, Inc.	33,059,188	2.4
199,624		Lam Research Corp.	39,561,484	2.8
190,043		LogMeIn, Inc.	20,505,640	1.5
149,227		Microchip Technology, Inc.	14,531,725	1.0
227,687		Motorola Solutions, Inc.	24,439,923	1.7
153,740	(1)	Palo Alto Networks, Inc.	31,991,757	2.3
163,801	(1)	Red Hat, Inc.	26,604,558	1.9
483,801		SS&C Technologies Holdings, Inc.	24,630,309	1.8
203,901	(1)	Synopsys, Inc.	17,957,561	1.3
			386,540,828	27.7

		Materials: 5.7%
372,851	(1)	Berry Plastics Group, Inc.	18,004,975	1.3
374,070	(1)	Crown Holdings, Inc.	16,212,194	1.2
624,727		Huntsman Corp.	19,972,522	1.4
217,606		Packaging Corp. of America	25,568,705	1.8
			79,758,396	5.7

		Real Estate: 3.3%
286,899		Equity Lifestyle Properties, Inc.	26,079,119	1.9
129,249	(1)	SBA Communications Corp.	20,430,389	1.4
			46,509,508	3.3

	Total Common Stock
	(Cost $1,221,095,533)		1,378,228,908	98.8

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
16,043,275	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $16,043,275)	16,043,275	1.2

	Total Short-Term Investments
	(Cost $16,043,275)	16,043,275	1.2

	Total Investments in Securities (Cost $1,237,138,808)	$1,394,272,183	100.0
	Assets in Excess of Other Liabilities	572,659	0.0
	Net Assets	$1,394,844,842	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

5

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 11.3%
7,700	(1)	AMC Networks, Inc.	440,209	0.2
18,200	(1)	American Axle & Manufacturing Holdings, Inc.	287,924	0.2
12,600		Bed Bath & Beyond, Inc.	228,816	0.1
5,100		Best Buy Co., Inc.	348,075	0.2
12,300		Brinker International, Inc.	537,879	0.3
4,900		Brunswick Corp.	311,640	0.2
18,672		Carter's, Inc.	2,035,435	1.1
13,300		Cooper Tire & Rubber Co.	341,810	0.2
1,844	(1)	Dave & Buster's Entertainment, Inc.	76,784	0.0
4,200	(2)	Dillard's, Inc.	342,006	0.2
6,093		D.R. Horton, Inc.	257,186	0.1
9,400		Foot Locker, Inc.	507,318	0.3
15,400	(2)	GameStop Corp.	203,280	0.1
12,200		Gap, Inc.	341,356	0.2
53,243		Goodyear Tire & Rubber Co.	1,300,726	0.7
13,200		Kohl's Corp.	881,100	0.5
4,800		Lear Corp.	950,400	0.5
5,323		Lennar Corp. - Class A	275,412	0.2
20,400		Macy's, Inc.	712,164	0.4
7,100	(1)	Meritage Homes Corp.	321,275	0.2
8,498	(1)	Mohawk Industries, Inc.	1,733,932	1.0
8,200		Movado Group, Inc.	402,620	0.2
5,500	(1)	Murphy USA, Inc.	367,180	0.2
8,764	(1)	Norwegian Cruise Line Holdings Ltd.	458,708	0.3
61,100		Office Depot, Inc.	144,196	0.1
14,469		PVH Corp.	2,315,040	1.3
32,550		Ross Stores, Inc.	2,567,544	1.4
25,272		TEGNA, Inc.	262,071	0.1
8,972		Toll Brothers, Inc.	354,304	0.2
12,400		Viacom, Inc. - Class B	336,040	0.2
5,200	(2)	Whirlpool Corp.	752,700	0.4
			20,395,130	11.3

		Consumer Staples: 2.7%
3,743		Ingredion, Inc.	416,933	0.2
4,200	(2)	JM Smucker Co.	451,500	0.2
20,400		Kroger Co.	496,332	0.3
14,600	(1)	Pilgrim's Pride Corp.	284,554	0.2
11,023	(1)	Post Holdings, Inc.	847,338	0.5
4,300	(2)	Sanderson Farms, Inc.	420,884	0.2
15,100		SpartanNash Co.	373,876	0.2
9,600	(1),(2)	SUPERVALU, Inc.	177,504	0.1
7,400		Tyson Foods, Inc.	499,278	0.3
25,593	(1)	US Foods Holding Corp.	913,158	0.5
			4,881,357	2.7

		Energy: 6.4%
2,400		Andeavor	346,632	0.2
6,017		Delek US Holdings, Inc.	335,628	0.2
18,664		Diamondback Energy, Inc.	2,253,865	1.2
7,560	(1)	Energen Corp.	512,870	0.3
30,200	(1)	Gulfport Energy Corp.	335,522	0.2
72,686	(1)	Laredo Petroleum, Inc.	674,526	0.4
5,000		Marathon Petroleum Corp.	395,150	0.2
19,100	(1),(2)	McDermott International, Inc.	415,043	0.2
55,499	(1)	Newfield Exploration Co.	1,622,791	0.9
19,200		PBF Energy, Inc.	905,856	0.5
9,216		Pioneer Natural Resources Co.	1,779,609	1.0
21,800	(1)	SRC Energy, Inc.	282,092	0.2
9,000		Valero Energy Corp.	1,090,800	0.6
30,903	(1)	WPX Energy, Inc.	562,744	0.3
			11,513,128	6.4

		Financials: 19.6%
8,300		Allstate Corp.	775,884	0.4
6,000		Ameriprise Financial, Inc.	831,780	0.5
15,800		Amtrust Financial Services, Inc.	211,088	0.1
42,800		Annaly Capital Management, Inc.	446,404	0.3
8,974		Assurant, Inc.	837,723	0.5
8,900		Assured Guaranty Ltd.	315,861	0.2
4,800		Axis Capital Holdings Ltd.	272,880	0.2
18,642		BancorpSouth Bank	624,507	0.3
13,423		Bank of the Ozarks, Inc.	638,129	0.4
18,190		BankUnited, Inc.	767,072	0.4
11,700		BB&T Corp.	614,250	0.3
26,473		CIT Group, Inc.	1,321,797	0.7
19,300		Citizens Financial Group, Inc.	788,405	0.4
47,570		CNO Financial Group, Inc.	952,351	0.5
13,102		Comerica, Inc.	1,235,388	0.7
9,600		Discover Financial Services	709,056	0.4
29,325		East West Bancorp, Inc.	2,037,501	1.1
2,300		Everest Re Group Ltd.	518,167	0.3
36,400		Fifth Third Bancorp	1,113,112	0.6
9,200		First Midwest Bancorp., Inc.	241,684	0.1
18,005		First Republic Bank	1,793,298	1.0
30,446		FNF Group	1,125,284	0.6
49,300	(1)	Genworth Financial, Inc.	169,592	0.1
4,452		Hanover Insurance Group, Inc.	539,760	0.3
10,300		Hartford Financial Services Group, Inc.	538,999	0.3
11,083		Iberiabank Corp.	885,532	0.5
45,077		Jardine Lloyd Thompson Group PLC	733,456	0.4
31,100		Keycorp	604,584	0.3
81,113		Lancashire Holdings Ltd.	646,424	0.4
11,100		Lincoln National Corp.	735,819	0.4
4,738		MB Financial, Inc.	234,010	0.1
30,000	(1)	MGIC Investment Corp.	311,700	0.2
21,600		MTGE Investment Corp.	430,920	0.2
27,100		Navient Corp.	374,251	0.2
16,000		Old Republic International Corp.	335,680	0.2
8,247		Pinnacle Financial Partners, Inc.	552,961	0.3

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

45,200		Prospect Capital Corp.	305,552	0.2
54,400		Regions Financial Corp.	992,256	0.6
10,173		Reinsurance Group of America, Inc.	1,520,253	0.8
30,611		SEI Investments Co.	1,952,370	1.1
8,396		South State Corp.	751,652	0.4
14,100		Starwood Property Trust, Inc.	306,111	0.2
36,596		Sterling Bancorp, Inc./DE	898,432	0.5
13,300		SunTrust Banks, Inc.	897,883	0.5
28,076		Unum Group	1,089,630	0.6
12,323	(1)	Western Alliance Bancorp.	742,584	0.4
13,226		Zions Bancorp.	724,917	0.4
			35,446,949	19.6

		Health Care: 7.4%
22,254	(1)	Acadia Healthcare Co., Inc.	894,388	0.5
29,821		Agilent Technologies, Inc.	1,846,516	1.0
10,826		Becton Dickinson & Co.	2,398,933	1.3
31,579	(1)	Brookdale Senior Living, Inc.	248,527	0.1
5,000		Cardinal Health, Inc.	260,450	0.1
2,000		Cigna Corp.	338,740	0.2
17,045	(1)	Envision Healthcare Corp.	730,890	0.4
4,794	(1)	FivePrime Therapeutics, Inc.	84,183	0.1
9,300		HCA Healthcare, Inc.	959,202	0.5
6,289		Hill-Rom Holdings, Inc.	578,588	0.3
3,200	(1)	Jazz Pharmaceuticals PLC	540,800	0.3
12,260	(1)	Laboratory Corp. of America Holdings	2,214,034	1.2
6,500	(1),(2)	Lannett Co., Inc.	107,575	0.1
7,800	(1)	LifePoint Health, Inc.	412,230	0.2
3,200	(1)	Magellan Health, Inc.	292,640	0.2
8,400	(1)	Mylan NV	323,064	0.2
9,600		Owens & Minor, Inc.	156,480	0.1
9,711		STERIS PLC	1,008,390	0.6
			13,395,630	7.4

		Industrials: 16.5%
61,100		ACCO Brands Corp.	788,190	0.4
13,600		Aircastle Ltd.	290,496	0.2
9,000		American Airlines Group, Inc.	391,860	0.2
31,293		Atento SA	236,262	0.1
9,583		Carlisle Cos., Inc.	1,029,118	0.6
14,696	(1)	Clean Harbors, Inc.	778,888	0.4
57,303		Covanta Holding Corp.	934,039	0.5
5,300		Cummins, Inc.	754,667	0.4
5,050		Dun & Bradstreet Corp.	620,190	0.3
20,945		EMCOR Group, Inc.	1,590,354	0.9
11,088	(1)	Genesee & Wyoming, Inc.	866,084	0.5
11,834		Granite Construction, Inc.	673,000	0.4
5,243		Harris Corp.	788,914	0.4
7,700		Hawaiian Holdings, Inc.	284,900	0.2
35,255		Hexcel Corp.	2,497,112	1.4
8,117		Hubbell, Inc.	874,120	0.5
700		Huntington Ingalls Industries, Inc.	154,749	0.1
12,578		IDEX Corp.	1,744,317	1.0
33,407		Jacobs Engineering Group, Inc.	2,164,774	1.2
29,208	(1)	JELD-WEN Holding, Inc.	799,423	0.4
54,746	(1)	JetBlue Airways Corp.	1,034,152	0.6
18,240		Knight-Swift Transportation Holdings, Inc.	742,003	0.4
3,912		LSC Communications, Inc.	49,526	0.0
41,411	(1)	Milacron Holdings Corp.	816,211	0.5
7,815		Moog, Inc.	637,157	0.4
5,800		Owens Corning, Inc.	366,676	0.2
4,090		Roper Technologies, Inc.	1,127,981	0.6
10,433		RR Donnelley & Sons Co.	65,102	0.0
59,323		Sanwa Holdings Corp.	645,770	0.3
8,531		Schneider National, Inc.	251,494	0.1
13,248	(1)	Sensata Technologies Holding PLC	676,840	0.4
8,862		Snap-On, Inc.	1,309,981	0.7
10,700		Spirit Aerosystems Holdings, Inc.	906,397	0.5
12,300		Trinity Industries, Inc.	424,227	0.2
9,800		Triumph Group, Inc.	207,760	0.1
9,300	(1)	United Continental Holdings, Inc.	647,187	0.4
2,100	(1)	United Rentals, Inc.	335,097	0.2
27,300		Wabash National Corp.	546,273	0.3
5,491	(2)	Wabtec Corp.	535,427	0.3
4,393	(1)	Wesco International, Inc.	260,724	0.2
			29,847,442	16.5

		Information Technology: 11.2%
15,292	(1)	Acacia Communications, Inc.	494,543	0.3
40,900	(1)	Amkor Technology, Inc.	372,190	0.2
18,835	(1)	Arrow Electronics, Inc.	1,396,050	0.8
13,253	(1)	Axcelis Technologies, Inc.	281,626	0.2
9,335	(1)	Black Knight, Inc.	472,351	0.3
10,226		Booz Allen Hamilton Holding Corp.	461,090	0.3
14,100		Convergys Corp.	333,324	0.2
12,100		Corning, Inc.	328,757	0.2
23,965	(1)	Euronet Worldwide, Inc.	2,008,507	1.1
19,900	(1)	Flex Ltd.	276,411	0.2
65,207		Genpact Ltd.	1,958,166	1.1
17,976	(1)	Ichor Holdings Ltd.	447,243	0.2
20,200		Juniper Networks, Inc.	538,128	0.3
12,800	(1)	Kemet Corp.	255,744	0.1
60,223	(1)	Keysight Technologies, Inc.	3,537,499	2.0
17,600	(1)	Kulicke & Soffa Industries, Inc.	423,808	0.2
3,900		Lam Research Corp.	772,902	0.4
5,800		Methode Electronics, Inc.	232,870	0.1
17,200	(1)	ON Semiconductor Corp.	432,236	0.2
11,000	(1)	Sanmina Corp.	316,800	0.2
8,800		Seagate Technology	495,880	0.3
12,845		Silicon Motion Technology Corp. ADR	624,653	0.3
3,800		Skyworks Solutions, Inc.	374,718	0.2

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

12,013		SS&C Technologies Holdings, Inc.	611,582	0.3
14,554		Teradyne, Inc.	551,742	0.3
5,274	(1)	VeriSign, Inc.	687,941	0.4
11,000		Western Digital Corp.	918,610	0.5
19,300	(1)	Xcerra Corp.	265,761	0.1
11,400		Xerox Corp.	309,852	0.2
			20,180,984	11.2

		Materials: 7.8%
15,882		Albemarle Corp.	1,484,491	0.8
11,579	(1)	Alcoa Corp.	556,602	0.3
17,296		Buzzi Unicem SpA	418,868	0.2
19,352		Cabot Corp.	1,165,958	0.7
16,098		Celanese Corp.	1,817,786	1.0
22,290		Commercial Metals Co.	526,936	0.3
7,400		Domtar Corp.	355,718	0.2
8,800		Eastman Chemical Co.	917,928	0.5
8,915		FMC Corp.	776,407	0.4
30,600		Huntsman Corp.	978,282	0.6
11,954		Olin Corp.	386,473	0.2
17,900	(1)	Owens-Illinois, Inc.	332,940	0.2
36,581		Reliance Steel & Aluminum Co.	3,422,884	1.9
7,300		Schweitzer-Mauduit International, Inc.	319,813	0.2
5,194		Westlake Chemical Corp.	601,102	0.3
			14,062,188	7.8

		Real Estate: 11.0%
7,791		Alexandria Real Estate Equities, Inc.	973,252	0.5
7,106		American Assets Trust, Inc.	258,303	0.1
49,900		Ashford Hospitality Trust, Inc.	367,763	0.2
44,302		Brixmor Property Group, Inc.	703,516	0.4
77,180	(2)	CBL & Associates Properties, Inc.	390,531	0.2
50,907	(1)	CBRE Group, Inc.	2,351,394	1.3
25,637		Corporate Office Properties Trust SBI MD	715,272	0.4
21,500		DDR Corp.	326,585	0.2
4,215		Equity Lifestyle Properties, Inc.	383,143	0.2
4,642		Extra Space Storage, Inc.	446,792	0.3
4,496		Forest City Realty Trust, Inc.	91,584	0.1
32,300		Franklin Street Properties Corp.	250,002	0.1
8,600		Getty Realty Corp.	224,546	0.1
19,600		Government Properties Income Trust	284,788	0.2
13,200		Hospitality Properties Trust	382,140	0.2
80,413		Host Hotels & Resorts, Inc.	1,739,333	1.0
40,700		Lexington Realty Trust	351,241	0.2
5,194		Life Storage, Inc.	480,549	0.3
57,200		Medical Properties Trust, Inc.	776,204	0.4
21,455		Mid-America Apartment Communities, Inc.	2,007,330	1.1
12,700	Omega Healthcare Investors, Inc.	389,255	0.2
24,366	Park Hotels & Resorts, Inc.	785,073	0.4
46,000	Piedmont Office Realty Trust, Inc.	884,120	0.5
22,300	Preferred Apartment Communities, Inc.	327,141	0.2
7,375	PS Business Parks, Inc.	903,880	0.5
23,500	Senior Housing Properties Trust	415,010	0.2
60,100	Spirit Realty Capital, Inc.	526,476	0.3
42,564	STORE Capital Corp.	1,140,715	0.6
22,600	Summit Hotel Properties, Inc.	345,554	0.2
47,800	VEREIT, Inc.	342,248	0.2
12,900	Xenia Hotels & Resorts, Inc.	324,693	0.2
		19,888,433	11.0

	Telecommunication Services: 0.4%
12,043	Millicom International Cellular S.A.	758,855	0.4

	Utilities: 4.3%
23,163	Alliant Energy Corp.	959,411	0.5
3,600	Edison International	223,776	0.1
15,100	Entergy Corp.	1,221,741	0.7
19,800	Exelon Corp.	819,522	0.5
28,800	FirstEnergy Corp.	991,296	0.6
16,381	Great Plains Energy, Inc.	555,971	0.3
25,500	Public Service Enterprise Group, Inc.	1,350,990	0.7
33,167	UGI Corp.	1,673,939	0.9
		7,796,646	4.3

	Total Common Stock
	(Cost $153,095,852)	178,166,742	98.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateral(3): 1.8%
236,167	Citibank N.A., Repurchase Agreement dated 05/31/18, 1.78%, due 06/01/18 (Repurchase Amount $236,179, collateralized by various U.S. Government Securities, 0.000%-8.875%, Market Value plus accrued interest $240,890, due 09/30/18-09/09/49)	236,167	0.1

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 06/15/18-12/01/51)	1,000,000	0.5
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $1,020,000, due 12/01/27-06/01/48)	1,000,000	0.6
1,000,000	Nomura Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $1,000,049, collateralized by various U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,001, due 06/01/18-04/20/68)	1,000,000	0.6
		3,236,167	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
3,305,746	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $3,305,746)	3,305,746	1.8

	Total Short-Term Investments
	(Cost $6,541,913)	6,541,913	3.6

	Total Investments in Securities (Cost $159,637,765)	$184,708,655	102.2
	Liabilities in Excess of Other Assets	(4,058,663)	(2.2)
	Net Assets	$180,649,992	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

9

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 15.5%
266,974	(1),(2)	At Home Group, Inc.	9,239,970	0.6
150,803		Big Lots, Inc.	6,169,351	0.4
471,597		Boyd Gaming Corp.	17,802,787	1.2
299,463	(1)	Camping World Holdings, Inc.	5,689,797	0.4
209,785	(1)	Cheesecake Factory	10,868,961	0.7
134,647		Childrens Place, Inc./The	17,335,801	1.2
527,431		Dana, Inc.	11,761,711	0.8
405,330	(2)	Del Taco Restaurants, Inc.	4,880,173	0.3
247,340	(1),(2)	Eldorado Resorts, Inc.	11,179,768	0.7
610,960		Extended Stay America, Inc.	12,860,708	0.9
192,220	(2)	Five Below, Inc.	13,591,876	0.9
177,015	(1),(2)	iRobot Corp.	11,047,506	0.7
145,799		Jack in the Box, Inc.	11,761,605	0.8
136,275		Lithia Motors, Inc.	13,320,881	0.9
94,150		Marriott Vacations Worldwide Corp.	11,320,596	0.7
331,565	(2)	National Vision Holdings, Inc.	12,068,966	0.8
186,260		NutriSystem, Inc.	6,947,498	0.5
333,518	(2)	Planet Fitness, Inc.	13,217,319	0.9
253,478	(2)	Sotheby's	13,895,664	0.9
155,940	(2)	TopBuild Corp.	13,091,163	0.9
158,723	(2)	Universal Electronics, Inc.	4,706,137	0.3
			232,758,238	15.5

		Energy: 1.8%
432,620	(1),(2)	Carrizo Oil & Gas, Inc.	10,927,981	0.7
93,130	(2)	Dril-Quip, Inc.	4,474,896	0.3
236,393	(2)	Unit Corp.	5,162,823	0.4
197,035		US Silica Holdings, Inc.	6,094,293	0.4
			26,659,993	1.8

		Financials: 7.7%
167,620		Amerisafe, Inc.	9,998,533	0.7
523,321		BrightSphere Investment Group PLC	8,116,709	0.5
123,045	(2)	Green Dot Corp.	8,769,417	0.6
577,396		Home Bancshares, Inc./Conway AR	13,291,656	0.9
278,705		Houlihan Lokey, Inc.	13,625,887	0.9
733,899	(2)	MGIC Investment Corp.	7,625,211	0.5
219,450		Moelis & Co.	13,002,413	0.9
132,049		Pinnacle Financial Partners, Inc.	8,853,885	0.6
120,134		Primerica, Inc.	11,815,179	0.8
161,800	(2)	Texas Capital Bancshares, Inc.	15,589,430	1.0
119,920		United Community Banks, Inc./GA	3,892,603	0.3
			114,580,923	7.7

		Health Care: 23.2%
120,565	(1),(2)	Aerie Pharmaceuticals, Inc.	6,184,984	0.4
160,582	(2)	Amedisys, Inc.	12,260,436	0.8
513,950	(1),(2)	Amicus Therapeutics, Inc.	8,685,755	0.6
233,560	(2)	AMN Healthcare Services, Inc.	13,196,140	0.9
142,780	(2)	Arena Pharmaceuticals, Inc.	6,527,902	0.4
384,435	(2)	Array Biopharma, Inc.	6,285,512	0.4
33,826	(2)	Bluebird Bio, Inc.	6,056,545	0.4
60,385	(2)	Blueprint Medicines Corp.	5,077,171	0.3
440,550	(2)	Catalent, Inc.	17,295,993	1.2
50,341		Chemed Corp.	16,411,166	1.1
133,696	(2)	Clovis Oncology, Inc.	6,278,364	0.4
269,758	(1),(2)	Dermira, Inc.	2,341,499	0.2
146,300		Encompass Health Corp.	9,472,925	0.6
335,430	(2)	Epizyme, Inc.	5,853,253	0.4
66,405	(1),(2)	Esperion Therapeutics, Inc.	2,555,928	0.2
151,243	(2)	Exact Sciences Corp.	9,005,008	0.6
172,830	(2)	FibroGen, Inc.	9,315,537	0.6
178,135	(2)	HealthEquity, Inc.	13,237,212	0.9
128,106		Hill-Rom Holdings, Inc.	11,785,752	0.8
200,845	(1),(2)	Immunomedics, Inc.	4,430,641	0.3
236,325	(2)	Insmed, Inc.	6,584,014	0.4
36,510	(2)	Ligand Pharmaceuticals, Inc.	7,018,317	0.5
38,347	(2)	Loxo Oncology, Inc.	6,800,074	0.5
198,111	(2)	MacroGenics, Inc.	4,503,063	0.3
146,545	(2)	Magellan Health, Inc.	13,401,540	0.9
164,294	(2)	Masimo Corp.	16,273,321	1.1
251,316	(2)	Medidata Solutions, Inc.	19,391,543	1.3
320,323	(2)	Merit Medical Systems, Inc.	16,432,570	1.1
131,170	(2)	Nektar Therapeutics	10,529,016	0.7
280,523	(2)	Omnicell, Inc.	13,058,346	0.9
89,638	(2)	Portola Pharmaceuticals, Inc.	3,598,966	0.2
196,235	(2)	PRA Health Sciences, Inc.	16,660,351	1.1
29,735	(2)	Puma Biotechnology, Inc.	1,574,468	0.1
155,853	(2)	Radius Health, Inc.	4,441,811	0.3
68,898	(2)	Sage Therapeutics, Inc.	10,520,036	0.7
76,342	(2)	Sarepta Therapeutics, Inc.	7,164,697	0.5
694,929	(2)	Select Medical Holdings Corp.	12,578,215	0.8
880,697	(1),(2)	TherapeuticsMD, Inc.	5,204,919	0.3
			347,992,990	23.2

		Industrials: 16.0%
416,434		Actuant Corp.	9,723,734	0.7
46,221		Allegiant Travel Co.	6,995,548	0.5
280,489	(2)	Beacon Roofing Supply, Inc.	11,752,489	0.8
257,545		Brink's Co.	20,410,441	1.4
163,903		CIRCOR International, Inc.	7,888,651	0.5
78,993		Curtiss-Wright Corp.	10,051,859	0.7
226,486		EMCOR Group, Inc.	17,197,082	1.1
129,624		EnPro Industries, Inc.	9,548,104	0.6
252,711		Granite Construction, Inc.	14,371,675	1.0
324,395		Healthcare Services Group, Inc.	11,726,879	0.8

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

193,991		Knight-Swift Transportation Holdings, Inc.	7,891,554	0.5
517,156		Knoll, Inc.	10,446,551	0.7
140,384		Korn/Ferry International	7,676,197	0.5
126,954		Lindsay Corp.	12,494,813	0.8
225,867		Matthews International Corp.	12,422,685	0.8
139,564		Regal Beloit Corp.	11,088,360	0.7
140,846	(2)	Saia, Inc.	11,605,710	0.8
183,418		Simpson Manufacturing Co., Inc.	11,612,194	0.8
70,170		Tennant Co.	5,529,396	0.4
167,013		Watts Water Technologies, Inc.	12,851,650	0.9
206,402		Woodward, Inc.	15,639,080	1.0
			238,924,652	16.0

		Information Technology: 22.3%
167,600	(2)	Blackline, Inc.	6,975,512	0.5
327,776	(2)	CalAmp Corp.	6,955,407	0.5
176,451	(2)	Cardlytics, Inc.	3,603,129	0.2
368,798	(2)	Cray, Inc.	9,183,070	0.6
191,234		Ebix, Inc.	14,266,056	1.0
77,749	(2)	Ellie Mae, Inc.	8,263,941	0.6
435,765		Entegris, Inc.	15,295,352	1.0
255,910	(2)	Envestnet, Inc.	13,537,639	0.9
125,295	(2)	EPAM Systems, Inc.	15,433,838	1.0
113,526	(2)	Euronet Worldwide, Inc.	9,514,614	0.6
257,304	(1),(2)	Evo Payments, Inc.	5,526,890	0.4
108,678	(2)	Fair Isaac Corp.	20,000,012	1.3
393,155	(1),(2)	Finisar Corp.	6,373,043	0.4
271,875	(2)	Five9, Inc.	9,485,719	0.6
167,548	(2)	GreenSky, Inc.	4,485,260	0.3
111,291	(2)	Guidewire Software, Inc.	10,332,256	0.7
537,769	(2)	Integrated Device Technology, Inc.	17,875,442	1.2
229,543		j2 Global, Inc.	19,382,611	1.3
68,134		Littelfuse, Inc.	14,788,485	1.0
144,549	(2)	Mindbody, Inc.	5,695,231	0.4
94,295		MKS Instruments, Inc.	10,579,899	0.7
79,905		Monolithic Power Systems, Inc.	10,532,278	0.7
310,631	(2)	Netscout Systems, Inc.	8,387,037	0.6
189,284		Power Integrations, Inc.	14,224,693	0.9
116,896	(2)	Proofpoint, Inc.	13,663,973	0.9
206,420	(2)	Q2 Holdings, Inc.	11,796,903	0.8
308,048	(2)	Rapid7, Inc.	9,755,880	0.7
85,980	(2)	Sanmina Corp.	2,476,224	0.2
48,600	(2)	Stamps.com, Inc.	12,188,880	0.8
144,865	(1),(2)	Trade Desk, Inc./The	12,390,303	0.8
198,235	(2)	Zendesk, Inc.	11,079,354	0.7
			334,048,931	22.3

		Materials: 5.1%
276,074		Boise Cascade Co.	13,168,730	0.9
445,720		Commercial Metals Co.	10,536,821	0.7
137,225		Compass Minerals International, Inc.	8,974,515	0.6
195,876		Greif, Inc. - Class A	11,421,530	0.7
137,288		Minerals Technologies, Inc.	10,022,024	0.7
266,595		PolyOne Corp.	11,175,662	0.7
243,740		Worthington Industries, Inc.	11,687,333	0.8
			76,986,615	5.1

		Real Estate: 2.5%
506,911		Americold Realty Trust	10,442,367	0.7
174,381		EastGroup Properties, Inc.	16,257,541	1.1
462,606		Urban Edge Properties	10,117,193	0.7
			36,817,101	2.5

		Telecommunication Services: 1.4%
486,735	(2)	Boingo Wireless, Inc.	10,469,670	0.7
920,565	(2)	Vonage Holdings Corp.	10,540,469	0.7
			21,010,139	1.4

		Total Common Stock
		(Cost $1,277,839,940)	1,429,779,582	95.5

EXCHANGE-TRADED FUNDS: 1.5%
110,942	(1)	iShares Russell 2000 Growth Index Fund	22,507,913	1.5

		Total Exchange-Traded Funds
		(Cost $19,331,573)	22,507,913	1.5

RIGHTS: 0.0%
		Health Care: 0.0%
59,895	(2),(3)	Dyax, Corp. - CVR	146,743	0.0

		Total Rights
		(Cost $30,214)	146,743	0.0

		Total Long-Term Investments
		(Cost $1,297,201,727)	1,452,434,238	97.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
			Securities Lending Collateral(4): 4.7%
1,841,435		BNP Paribas S.A., Repurchase Agreement dated 05/31/18, 1.78%, due 06/01/18 (Repurchase Amount $1,841,525, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.750%, Market Value plus accrued interest $1,878,264, due 08/16/18-11/15/46)	1,841,435	0.1

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

8,870,837	Citibank N.A., Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $8,871,272, collateralized by various U.S. Government Agency Obligations, 2.405%-4.500%, Market Value plus accrued interest $9,048,254, due 04/01/24-02/01/48)	8,870,837	0.6
16,594,329	Daiwa Capital Markets, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $16,595,147, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $16,926,216, due 06/15/18-12/01/51)	16,594,329	1.1
4,198,704	Deutsche Bank AG, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $4,198,911, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $4,282,679, due 06/05/18-04/06/45)	4,198,704	0.3
1,811,147	HSBC Securities USA, Repurchase Agreement dated 05/31/18, 1.79%, due 06/01/18 (Repurchase Amount $1,811,236, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,847,376, due 07/15/18-01/15/37)	1,811,147	0.1
3,442,286	MUFG Securities America Inc., Repurchase Agreement dated 05/31/18, 1.84%, due 06/01/18 (Repurchase Amount $3,442,460, collateralized by various U.S. Government Agency Obligations, 2.500%-3.500%, Market Value plus accrued interest $3,511,132, due 04/20/38-03/20/48)	3,442,286	0.3
16,594,329	Nomura Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $16,595,147, collateralized by various U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $16,926,239, due 06/01/18-04/20/68)	16,594,329	1.1
16,514,500	State of Wisconsin Investment Board, Repurchase Agreement dated 05/31/18, 2.00%, due 06/01/18 (Repurchase Amount $16,515,405, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $16,844,640, due 07/15/19-02/15/48)	16,514,500	1.1
		69,867,567	4.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.2%
48,160,433	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $48,160,433)	48,160,433	3.2

	Total Short-Term Investments
	(Cost $118,028,000)	118,028,000	7.9

	Total Investments in Securities (Cost $1,415,229,727)	$1,570,462,238	104.9
	Liabilities in Excess of Other Assets	(73,463,366)	(4.9)
	Net Assets	$1,496,998,872	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

12

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.7%
		Consumer Discretionary: 14.6%
979		Boyd Gaming Corp.	36,957	1.0
145	(1)	Bright Horizons Family Solutions, Inc.	14,674	0.4
449		Brunswick Corp.	28,556	0.8
198	(1)	Burlington Stores, Inc.	28,958	0.8
664	(2)	Camping World Holdings, Inc.	12,616	0.3
486	(2)	Cheesecake Factory	25,180	0.7
309		Childrens Place, Inc./The	39,784	1.1
1,290		Dana, Inc.	28,767	0.8
2,077		Extended Stay America, Inc.	43,721	1.2
467	(1),(2)	iRobot Corp.	29,145	0.8
389		Jack in the Box, Inc.	31,381	0.8
919		Leggett & Platt, Inc.	37,955	1.0
619		Lions Gate Entertainment Corp. - A	14,342	0.4
300		Lithia Motors, Inc.	29,325	0.8
653	(1)	Live Nation Entertainment, Inc.	27,837	0.7
800	(1)	Planet Fitness, Inc.	31,704	0.8
545	(1)	ServiceMaster Global Holdings, Inc.	31,141	0.8
150	(1)	TopBuild Corp.	12,593	0.3
171		Vail Resorts, Inc.	41,175	1.1
			545,811	14.6

		Consumer Staples: 0.8%
490		Energizer Holdings, Inc.	29,762	0.8

		Energy: 1.6%
363	(1)	Dril-Quip, Inc.	17,442	0.5
1,865	(1)	QEP Resources, Inc.	22,548	0.6
1,876	(1)	Southwestern Energy Co.	8,874	0.2
409		US Silica Holdings, Inc.	12,650	0.3
			61,514	1.6

		Financials: 9.1%
475		Arthur J. Gallagher & Co.	31,483	0.8
1,816		BrightSphere Investment Group PLC	28,166	0.8
232		Cboe Global Markets, Inc.	22,634	0.6
470		East West Bancorp, Inc.	32,656	0.9
715	(1)	Essent Group Ltd.	24,525	0.7
1,258		Home Bancshares, Inc./Conway AR	28,959	0.8
750		Jefferies Financial Group, Inc.	16,410	0.4
819		Legg Mason, Inc.	30,524	0.8
145		MarketAxess Holdings, Inc.	30,979	0.8
554		Moelis & Co.	32,824	0.9
290		Primerica, Inc.	28,522	0.8
245	(1)	Signature Bank	31,235	0.8
			338,917	9.1

		Health Care: 16.7%
52	(1)	Abiomed, Inc.	19,819	0.5
259	(1)	Aerie Pharmaceuticals, Inc.	13,287	0.4
312	(1)	Alkermes PLC	14,726	0.4
225	(1)	Alnylam Pharmaceuticals, Inc.	22,381	0.6
345	(1)	Amicus Therapeutics, Inc.	5,830	0.2
71	(1)	Bluebird Bio, Inc.	12,713	0.3
70	(1)	Blueprint Medicines Corp.	5,886	0.2
665	(1)	Catalent, Inc.	26,108	0.7
288	(1)	Charles River Laboratories International, Inc.	30,966	0.8
124		Chemed Corp.	40,424	1.1
384		Encompass Health Corp.	24,864	0.7
275	(1)	Exact Sciences Corp.	16,373	0.4
725	(1)	Exelixis, Inc.	15,029	0.4
187	(1)	FibroGen, Inc.	10,079	0.3
418		Hill-Rom Holdings, Inc.	38,456	1.0
120	(1)	Ionis Pharmaceuticals, Inc.	5,598	0.1
68	(1)	Loxo Oncology, Inc.	12,058	0.3
542	(1)	Medidata Solutions, Inc.	41,821	1.1
773	(1)	Merit Medical Systems, Inc.	39,655	1.1
176	(1)	Nektar Therapeutics	14,128	0.4
220	(1)	Neurocrine Biosciences, Inc.	21,177	0.6
100	(1)	Portola Pharmaceuticals, Inc.	4,015	0.1
461	(1)	PRA Health Sciences, Inc.	39,139	1.0
44	(1),(2)	Puma Biotechnology, Inc.	2,330	0.1
367	(1)	Radius Health, Inc.	10,460	0.3
224		Resmed, Inc.	23,029	0.6
102	(1)	Sage Therapeutics, Inc.	15,574	0.4
115	(1),(2)	Sarepta Therapeutics, Inc.	10,793	0.3
235	(1)	Seattle Genetics, Inc.	14,215	0.4
135		Teleflex, Inc.	36,067	1.0
160	(1)	WellCare Health Plans, Inc.	35,467	0.9
			622,467	16.7

		Industrials: 18.2%
1,252		Actuant Corp.	29,234	0.8
317		Alaska Air Group, Inc.	19,277	0.5
546		Altra Industrial Motion Corp.	22,577	0.6
489	(1)	Beacon Roofing Supply, Inc.	20,489	0.5
564		Brink's Co.	44,697	1.2
514	(2)	CIRCOR International, Inc.	24,739	0.7
516	(1)	Copart, Inc.	28,292	0.8
335		EnPro Industries, Inc.	24,676	0.7
576		Fortune Brands Home & Security, Inc.	32,354	0.9
230		GATX Corp.	16,537	0.4
165	(1)	Genesee & Wyoming, Inc.	12,888	0.3
321		Hubbell, Inc.	34,568	0.9

See Accompanying Notes to Financial Statements

13

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

242		IDEX Corp.	33,561	0.9
767		KAR Auction Services, Inc.	40,475	1.1
857		Knight-Swift Transportation Holdings, Inc.	34,863	0.9
293		Nordson Corp.	36,810	1.0
365		Regal Beloit Corp.	28,999	0.8
193	(1)	Saia, Inc.	15,903	0.4
254		Snap-On, Inc.	37,546	1.0
552	(1)	SPX FLOW, Inc.	24,051	0.6
304		Toro Co.	17,632	0.5
465		TransUnion	31,899	0.9
421		Wabtec Corp.	41,052	1.1
368		Xylem, Inc.	25,907	0.7
			679,026	18.2

		Information Technology: 22.1%
994	(1)	ARRIS International PLC	25,128	0.7
834	(1)	Black Knight, Inc.	42,200	1.1
236		Broadridge Financial Solutions, Inc. ADR	27,246	0.7
155	(1)	Coherent, Inc.	25,893	0.7
1,100		Entegris, Inc.	38,610	1.0
345	(1)	EPAM Systems, Inc.	42,497	1.1
388	(1)	Euronet Worldwide, Inc.	32,518	0.9
250	(1)	Fair Isaac Corp.	46,008	1.2
756		Flir Systems, Inc.	40,748	1.1
420	(1)	GoDaddy, Inc.	30,068	0.8
486	(1)	GreenSky, Inc.	13,010	0.4
316	(1)	GrubHub, Inc.	33,878	0.9
1,258	(1)	Integrated Device Technology, Inc.	41,816	1.1
330		LogMeIn, Inc.	35,607	1.0
341		MKS Instruments, Inc.	38,260	1.0
301	(1)	Proofpoint, Inc.	35,184	1.0
334	(1)	PTC, Inc.	28,804	0.8
477	(1)	Q2 Holdings, Inc.	27,261	0.7
741		SS&C Technologies Holdings, Inc.	37,724	1.0
1,540		Switch, Inc.	19,219	0.5
398		Total System Services, Inc.	33,906	0.9
1,164	(1)	Trimble, Inc.	38,482	1.0
163	(1)	Ultimate Software Group, Inc.	42,731	1.2
268	(1)	WEX, Inc.	47,117	1.3
			823,915	22.1

		Materials: 6.8%
388		Avery Dennison Corp.	40,752	1.1
657		Boise Cascade Co.	31,339	0.8
492		Carpenter Technology Corp.	29,491	0.8
400		Compass Minerals International, Inc.	26,160	0.7
686	(1)	Crown Holdings, Inc.	29,731	0.8
517		Greif, Inc. - Class A	30,146	0.8
442		Minerals Technologies, Inc.	32,266	0.8
859		PolyOne Corp.	36,009	1.0
			255,894	6.8

		Real Estate: 2.4%
1,027		CubeSmart	31,324	0.8

340	EastGroup Properties, Inc.	31,698	0.9
1,158	Urban Edge Properties	25,325	0.7
		88,347	2.4

	Telecommunication Services: 0.8%
893	(1) Zayo Group Holdings, Inc.	31,076	0.8

	Utilities: 0.6%
439	National Fuel Gas Co.	23,109	0.6

	Total Common Stock
	(Cost $3,235,428)	3,499,838	93.7

EXCHANGE-TRADED FUNDS: 2.6%
284	(2) iShares Russell 2000 Growth Index Fund	57,618	1.6
297	iShares Russell Midcap Growth Index Fund	37,517	1.0

	Total Exchange-Traded Funds
	(Cost $80,758)	95,135	2.6

	Total Long-Term Investments
	(Cost $3,316,186)	3,594,973	96.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.8%
	Securities Lending Collateral(3): 4.4%
165,043	Deutsche Bank AG, Repurchase Agreement dated 05/31/18, 1.78%, due 06/01/18 (Repurchase Amount $165,051, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $168,344, due 05/15/26-02/15/35)
	(Cost $165,043)	165,043	4.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.4%
127,685	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.640%
	(Cost $127,685)	127,685	3.4

	Total Short-Term Investments
	(Cost $292,728)	292,728	7.8

	Total Investments in Securities (Cost $3,608,914)	$3,887,701	104.1
	Liabilities in Excess of Other Assets	(154,272)	(4.1)
	Net Assets	$3,733,429	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

14

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of May 31, 2018.

See Accompanying Notes to Financial Statements

15

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Consumer Discretionary: 12.1%
13,943	Best Buy Co., Inc.	951,610	0.6
15,148	Carnival Corp.	943,417	0.6
10,313	Darden Restaurants, Inc.	901,459	0.6
30,305	H&R Block, Inc.	831,872	0.5
12,443	Home Depot, Inc.	2,321,242	1.5
12,875	Kohl's Corp.	859,406	0.5
9,881	McDonald's Corp.	1,581,059	1.0
10,685	Omnicom Group	770,175	0.5
5,154	Pulte Group, Inc.	155,909	0.1
23,780	Service Corp. International	872,488	0.6
13,398	Six Flags Entertainment Corp.	864,439	0.6
21,392	Starbucks Corp.	1,212,285	0.8
17,141	Target Corp.	1,249,408	0.8
13,958	Time Warner, Inc.	1,314,285	0.8
14,860	TJX Cos., Inc.	1,342,155	0.9
4,229	Vail Resorts, Inc.	1,018,301	0.7
16,186	Walt Disney Co.	1,610,021	1.0
		18,799,531	12.1

	Consumer Staples: 7.4%
37,070	Coca-Cola Co.	1,594,010	1.0
21,756	General Mills, Inc.	920,061	0.6
5,790	Hershey Co.	521,332	0.3
7,813	Kimberly-Clark Corp.	787,941	0.5
15,073	PepsiCo, Inc.	1,511,068	1.0
17,482	Philip Morris International, Inc.	1,390,518	0.9
23,143	Procter & Gamble Co.	1,693,374	1.1
16,891	Sysco Corp.	1,098,422	0.7
12,890	Tyson Foods, Inc.	869,688	0.5
6,684	Walgreens Boots Alliance, Inc.	417,015	0.3
8,798	Walmart, Inc.	726,187	0.5
		11,529,616	7.4

	Energy: 7.4%
18,126	Chevron Corp.	2,253,062	1.5
34,981	Exxon Mobil Corp.	2,841,856	1.8
14,383	Marathon Petroleum Corp.	1,136,689	0.7
17,361	Occidental Petroleum Corp.	1,461,796	1.0
20,771	PBF Energy, Inc.	979,976	0.6
12,321	Phillips 66	1,435,273	0.9
11,845	Valero Energy Corp.	1,435,614	0.9
		11,544,266	7.4

	Financials: 13.9%
9,246	Aflac, Inc.	416,625	0.3
44,140	AGNC Investment Corp.	830,715	0.5
25,872	Assured Guaranty Ltd.	918,197	0.6
7,775	Bank of Hawaii Corp.	660,331	0.4
14,512	Cathay General Bancorp.	612,261	0.4

48,065	Chimera Investment Corp.	884,877	0.6
1,599	Erie Indemnity Co.	180,703	0.1
2,152	Everest Re Group Ltd.	484,824	0.3
4,661	Factset Research Systems, Inc.	936,908	0.6
28,335	Federated Investors, Inc.	687,690	0.4
14,883	First American Financial Corp.	775,107	0.5
12,057	First Hawaiian, Inc.	353,029	0.2
25,023	JPMorgan Chase & Co.	2,677,711	1.7
23,879	Keycorp	464,208	0.3
17,459	Lazard Ltd.	898,091	0.6
65,116	MFA Financial, Inc.	506,602	0.3
2,251	Morningstar, Inc.	270,142	0.2
47,656	New Residential Investment Corp.	852,089	0.6
37,714	Old Republic International Corp.	791,240	0.5
5,790	Reinsurance Group of America, Inc.	865,258	0.6
2,842	S&P Global, Inc.	561,295	0.4
21,703	Starwood Property Trust, Inc.	471,172	0.3
9,487	T. Rowe Price Group, Inc.	1,151,911	0.7
53,089	Two Harbors Investment Corp.	825,534	0.5
24,909	US Bancorp	1,245,201	0.8
41,707	Wells Fargo & Co.	2,251,761	1.5
		21,573,482	13.9

	Health Care: 12.3%
23,045	Abbott Laboratories	1,417,959	0.9
8,904	Amgen, Inc.	1,599,337	1.0
1,713	Anthem, Inc.	379,293	0.2
17,611	Baxter International, Inc.	1,247,563	0.8
22,037	Bruker Corp.	667,060	0.4
2,955	Cigna Corp.	500,488	0.3
15,853	Eli Lilly & Co.	1,348,139	0.9
18,611	Gilead Sciences, Inc.	1,254,381	0.8
4,191	Humana, Inc.	1,219,497	0.8
23,136	Johnson & Johnson	2,767,528	1.8
59,106	Pfizer, Inc.	2,123,679	1.4
8,116	Quest Diagnostics, Inc.	864,598	0.6
10,132	UnitedHealth Group, Inc.	2,446,979	1.6
14,663	Zoetis, Inc.	1,227,293	0.8
		19,063,794	12.3

	Industrials: 9.3%
7,282	3M Co.	1,436,229	0.9
1,932	Boeing Co.	680,373	0.4
7,866	Carlisle Cos., Inc.	844,730	0.5
6,131	Copa Holdings S.A.- Class A	679,315	0.4
2,651	Curtiss-Wright Corp.	337,340	0.2
12,958	Expeditors International Washington, Inc.	965,112	0.6
2,062	General Dynamics Corp.	415,926	0.3
16,353	Herman Miller, Inc.	535,561	0.3
10,268	Honeywell International, Inc.	1,518,740	1.0

See Accompanying Notes to Financial Statements

16

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

4,236	Lockheed Martin Corp.	1,332,391	0.9
3,357	Northrop Grumman Corp.	1,098,578	0.7
9,252	Owens Corning, Inc.	584,911	0.4
5,623	Raytheon Co.	1,178,018	0.8
13,019	Republic Services, Inc.	877,871	0.6
12,890	Waste Management, Inc.	1,066,132	0.7
4,842	Watsco, Inc.	891,025	0.6
		14,442,252	9.3

	Information Technology: 23.8%
9,761	Accenture PLC	1,520,178	1.0
2,751	Alliance Data Systems Corp.	579,966	0.4
12,868	Amdocs Ltd.	868,075	0.6
11,420	Amphenol Corp.	992,741	0.6
11,200	Apple, Inc.	2,092,944	1.3
8,435	Broadridge Financial Solutions, Inc. ADR	973,821	0.6
49,618	Cisco Systems, Inc.	2,119,185	1.4
28,433	Convergys Corp.	672,156	0.4
10,655	DXC Technology Co.	981,432	0.6
10,480	Fidelity National Information Services, Inc.	1,071,266	0.7
16,375	Flir Systems, Inc.	882,612	0.6
28,576	Genpact Ltd.	858,137	0.6
52,452	HP, Inc.	1,155,518	0.7
44,916	Intel Corp.	2,479,363	1.6
9,011	InterDigital, Inc.	710,517	0.5
10,132	International Business Machines Corp.	1,431,753	0.9
33,313	Jabil, Inc.	942,092	0.6
8,359	Jack Henry & Associates, Inc.	1,045,377	0.7
3,035	LogMeIn, Inc.	327,477	0.2
15,664	Maxim Integrated Products	918,694	0.6
54,718	Microsoft Corp.	5,408,327	3.5
8,973	Motorola Solutions, Inc.	963,162	0.6
34,259	Oracle Corp.	1,600,580	1.0
13,928	Paychex, Inc.	913,398	0.6
15,141	Texas Instruments, Inc.	1,694,429	1.1
10,784	Total System Services, Inc.	918,689	0.6
10,889	Western Digital Corp.	909,340	0.6
47,815	Western Union Co.	951,040	0.6
13,322	Xilinx, Inc.	907,361	0.6
		36,889,630	23.8

	Materials: 3.3%
2,357	Air Products & Chemicals, Inc.	380,443	0.2
9,192	Aptargroup, Inc.	848,606	0.6
9,246	Avery Dennison Corp.	971,107	0.6
17,300	Bemis Co., Inc.	731,790	0.5
9,935	Monsanto Co.	1,266,315	0.8
24,485	Newmont Mining Corp.	953,201	0.6
		5,151,462	3.3

	Real Estate: 4.6%
49,576	Apple Hospitality REIT, Inc.	943,431	0.6
8,919	EPR Properties	547,537	0.3
8,624	Equity Lifestyle Properties, Inc.	783,922	0.5

24,318	Gaming and Leisure Properties, Inc.	853,562	0.5
15,406	Highwoods Properties, Inc.	736,869	0.5
10,283	Iron Mountain, Inc.	342,321	0.2
2,380	Lamar Advertising Co.	164,744	0.1
43,799	Outfront Media, Inc.	868,972	0.6
24,371	(1) Realogy Holdings Corp.	579,786	0.4
7,381	Welltower, Inc.	425,515	0.3
12,799	WP Carey, Inc.	860,221	0.6
		7,106,880	4.6

	Telecommunication Services: 1.7%
57,385	AT&T, Inc.	1,854,683	1.2
30,532	Telephone & Data Systems, Inc.	780,093	0.5
		2,634,776	1.7

	Utilities: 3.9%
83,354	AES Corp.	1,062,763	0.7
15,899	Ameren Corp.	941,062	0.6
32,691	Centerpoint Energy, Inc.	854,216	0.6
11,034	Consolidated Edison, Inc.	846,639	0.5
10,405	Exelon Corp.	430,663	0.3
19,991	FirstEnergy Corp.	688,090	0.4
6,873	WEC Energy Group, Inc.	434,030	0.3
14,383	Westar Energy, Inc.	815,516	0.5
		6,072,979	3.9

	Total Common Stock
	(Cost $150,509,830)	154,808,668	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateral(2): 0.4%
594,083	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/31/18, 1.80%, due 06/01/18 (Repurchase Amount $594,112, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $605,965, due 07/01/18-04/20/68)
	(Cost $594,083)	594,083	0.4

	Total Short-Term Investments
	(Cost $594,083)	594,083	0.4

	Total Investments in Securities (Cost $151,103,913)	$155,402,751	100.1
	Liabilities in Excess of Other Assets	(121,435)	(0.1)
	Net Assets	$155,281,316	100.0

See Accompanying Notes to Financial Statements

17

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS AS OF May 31, 2018 (CONTINUED)

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

18

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 8, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2018